UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05542

Name of Fund: BlackRock Income Trust, Inc. (BKT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Income Trust, Inc.,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2015

Date of reporting period: 02/28/2015

Item 1 – Report to Stockholders

FEBRUARY 28, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower during the period.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields remained persistently low, but were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy-related assets sold off sharply and emerging markets struggled as many of those economies rely heavily on oil exports. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted in early 2015. U.S. equities underperformed international markets given high valuations and the anticipation of a rate hike from the Fed. Oil prices showed signs of stabilizing as suppliers became more disciplined in their exploration and production efforts. Markets in Europe and Japan rebounded, driven largely by central bank policy accommodation and improving economic data.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of February 28, 2015

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	15.51%
U.S. small cap equities (Russell 2000® Index)	5.70	5.63
International equities (MSCI Europe, Australasia, Far East Index)	(1.26)	(0.03)
Emerging market equities (MSCI Emerging Markets Index)	(8.30)	5.01
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.14	8.66
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.25	5.05
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.17	6.47
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.08)	2.81

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of February 28, 2015	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 6, 2014, the Boards of the Trust, BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Income Trust, Inc. (“BKT”) approved the reorganizations of BKT and BNA into the Trust, with the Trust continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on September 30, 2014, the shareholders of the Trust and BNA approved the reorganization of BNA into the Trust, which was completed on November 10, 2014. The reorganization of BKT into the Trust was not approved by BKT shareholders.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the six-month period ended February 28, 2015, the Trust returned 5.79% based on market price and 4.37% based on NAV. For the same period, the closed-end Lipper Corporate BBB-Rated Debt Funds (Leveraged) category posted an average return of 1.34% based on market price and 0.78% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The main contributors to the Trust’s performance were its exposure to investment grade corporate credit, particularly within industrials and financials, U.S. Treasuries and high yield and supra-sovereign securities (supranational entities formed by two or more central governments to promote economic development for the member countries). Other contributors included non-U.S. dollar exposure and positions in commercial mortgage-backed securities (“CMBS”), agency mortgage-backed securities (“MBS”) 30-year pass-throughs and asset-backed securities (“ABS”).

•	There were no material detractors from performance during the period.

Describe recent portfolio activity.

•	For the most part, the Trust’s allocations remained consistent throughout the six-month period, with its largest positions in investment grade and high yield corporate credit, followed by allocations in securitized credits, specifically ABS and CMBS. The largest position change came in form of increasing the Trust’s exposure to U.S. Treasuries.

Describe portfolio positioning at period end.

•	At period end, the Trust maintained diversified exposure to mainly non-government spread sectors, including investment grade credit, high yield credit, CMBS, ABS and non-agency residential MBS. The Trust also held exposure to government-related sectors including U.S. Treasury securities, agency debt and agency MBS. The Trust ended the period with a long duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
4	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock Core Bond Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of February 28, 2015 ($13.78)[1]	6.57%
Current Monthly Distribution per Common Share[2]	$0.0755
Current Annualized Distribution per Common Share[2]	$0.9060
Economic Leverage as of February 28, 2015[3]	31%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$13.78	$13.64	1.03%	$14.03	$12.98
Net Asset Value	$15.19	$15.24	(0.33)%	$15.39	$14.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	2/28/15	8/31/14[4]
Corporate Bonds	50%	55%
Non-Agency Mortgage-Backed Securities	10	10
Preferred Securities	10	8
Asset-Backed Securities	9	5
U.S. Treasury Obligations	9	10
U.S. Government Sponsored Agency Securities	9	9
Municipal Bonds	2	2
Foreign Agency Obligations	2	1
Options Written	(1)	—
Other[5]	—	—
[4]	Information has been revised to conform to current year presentation.
[5]	Includes a less than 1% holding in each of the following investment types: Short-Term Securities and Options Purchased.
[6]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Allocation[6,7]	2/28/15	8/31/14
AAA/Aaa[8]	21%	24%
AA/Aa	8	7
A	18	18
BBB/Baa	26	28
BB/Ba	12	13
B	7	7
CCC/Caa	2	1
N/R	6	2

[7]	Excludes Short-Term Securities, Options Purchased and Options Written.
[8]	The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	5

Trust Summary as of February 28, 2015	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield securities, including high yield bonds (commonly referred to as “junk” bonds), corporate loans, convertible debt securities and preferred securities which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the six-month period ended February 28, 2015, the Trust returned 0.11% based on market price and (0.17)% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (2.46)% based on market price and (1.60)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The high yield market was essentially flat for the full six months, declining through December before recovering its losses late in the period. However, the Trust’s allocation to floating-rate high yield loans contributed positively to performance, as that segment rose modestly near the end of the period. Exposure to the equity of high yield companies detracted from returns.
•	The Trust’s exposure to the energy sector was the leading detractor as the price of oil finished the period significantly lower, from about $100 a barrel at the beginning to about $50 a barrel at the end. This led to declines in energy-related high-yield issues. Holdings within metals & mining also detracted as those commodities also came under pressure in the face of slower growth prospects. The Trust’s use of leverage acted to magnify losses in both sectors.
•	The Trust’s most commonly used derivative strategy is to utilize short positions in equity futures in order to reduce overall risk in the portfolio and manage the volatility of its equity holdings. Those positions detracted given the positive performance of the overall equity market during the period.

Describe recent portfolio activity.

•	During the period, the Trust reduced risk modestly in the portfolio, based on the view that the market is likely to see increased volatility, making its overall risk-return profile less attractive. The Trust also modestly reduced its equity holdings and increased the size of its equity futures. In addition, the Trust increased its holdings in more liquid high yield positions, such as its allocation to high yield index ETFs.

Describe portfolio positioning at period end.

•	At period end, the Trust held the majority of its total portfolio in corporate bonds, with the next significant allocation being in floating rate loan interests (bank loans), and a modest percentage in common stocks. The remainder was invested in preferred stocks and other interests. The Trust was broadly diversified with holdings in more than 450 companies, while the top 25 highest conviction holdings represented about one-quarter of overall portfolio assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
6	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock Corporate High Yield Fund, Inc.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of February 28, 2015 ($11.52)[1]	7.86%
Current Monthly Distribution per Common Share[2]	$0.0755
Current Annualized Distribution per Common Share[2]	$0.9060
Economic Leverage as of February 28, 2015[3]	31%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The monthly distribution per Common Share, declared on March 2, 2015, was decreased to $0.0700 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[3]	Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$11.52	$12.07	(4.56)%	$12.10	$10.62
Net Asset Value	$12.82	$13.47	(4.83)%	$13.47	$12.31

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	2/28/15		8/31/14[4]
Corporate Bonds	73%		75%
Floating Rate Loan Interests	11		12
Common Stocks	7		9
Preferred Securities	5		3
Asset-Backed Securities	2		1
Investment Companies	2		—
Other	—	[5]	—	[6]
[4]	Information has been revised to conform to current year presentation.
[5]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Warrants, Other Interests and Options Purchased.
[6]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Warrants, Other Interests, Short-Term Securities and Options Purchased.

Credit Quality Allocation[7]	2/28/15	8/31/14
A	1%	—	[8]
BBB/Baa	8	4%
BB/Ba	33	33
B	37	38
CCC/Caa	9	13
N/R	12	12

[7]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[8]	Representing less than 0.5% of the Trust’s total investments.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	7

Trust Summary as of February 28, 2015	BlackRock Income Trust, Inc.

Trust Overview

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 6, 2014, the Boards of the Trust, BlackRock Income Opportunity Trust, Inc. (“BNA”) and BlackRock Core Bond Trust (“BHK”) approved the reorganizations of the Trust and BNA into BHK, with BHK continuing as the surviving fund after the reorganizations. At a special meeting of shareholders on September 30, 2014, the reorganization of the Trust into BHK was not approved by BKT shareholders.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•	For the six-month period ended February 28, 2015, the Trust returned 3.31% based on market price and 1.88% based on NAV. For the same period, the closed-end Lipper US Mortgage Funds category posted an average return of 1.53% based on market price and 1.58% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Trust’s exposure to agency collateralized mortgage obligations (“CMOs”) and U.S. agency debt contributed positively to performance. The Trust continued to benefit from exposure to Alt-A (riskier than prime, but less risky than subprime) and prime non-agency residential mortgage-backed securities (“MBS”), as well as commercial mortgage-backed securities (“CMBS”).

•	The Trust’s duration positioning, as well as its exposure to agency MBS, detracted from performance.
•	The Trust uses interest rate derivatives, including futures and swaps, mainly for the purpose of managing duration, convexity (the rate at which duration changes in response to interest rate movements) and yield curve positioning. During the period, the Trust held short positions on U.S. Treasuries in order to manage the duration profile of the portfolio. These positions were beneficial to the Trust’s performance during certain periods of rising interest rates. However, for the period as a whole, the Trust’s derivatives holdings had a negative impact on returns.

Describe recent portfolio activity.

•	During the six-month period, the Trust marginally decreased overall exposure to agency MBS, with most of the reduction coming from the allocation to 30-year pass-throughs. The Trust also retained its selective allocations in asset-backed securities, CMBS and non-agency MBS based on a increasing yields and continued improvement in underlying fundamentals.

Describe portfolio positioning at period end.

•	At period end, the Trust maintained exposure to high quality agency MBS with varying maturities and coupon rates. The Trust continued to be overweight agency CMOs while holding an underweight to 15- and 30-year agency pass-throughs. The Trust continued to hold small allocations in non-agency MBS and CMBS. The Trust also maintained a relatively neutral duration compared with the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
8	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

BlackRock Income Trust, Inc.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of February 28, 2015 ($6.42)[1]	6.54%
Current Monthly Distribution per Common Share[2]	$0.035
Current Annualized Distribution per Common Share[2]	$0.420
Economic Leverage as of February 28, 2015[3]	29%

[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.
[2]	The monthly distribution per Common Share, declared on March 2, 2015, was decreased to $0.031 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	2/28/15	8/31/14	Change	High	Low
Market Price	$6.42	$6.42	0.00%	$6.52	$6.30
Net Asset Value	$7.17	$7.27	(1.38)%	$7.27	$7.12

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	2/28/15	8/31/14[4]
U.S. Government Sponsored Agency Securities	103%	103%
U.S. Treasury Obligations	2	1
Non-Agency Mortgage-Backed Securities	1	2
Asset-Backed Securities	1	1
Short-Term Securities	—	1
TBA Sale Commitments	(7)	(8)
Borrowed Bonds	— [5]	— [5]
[4]	Information has been revised to conform to current year presentation.
[5]	Representing greater than (0.5)% of the Trust’s total investments.

Credit Quality Allocation[6,7]	2/28/15	8/31/14[4]
AAA/Aaa[8]	98%	97%
AA	1	1
NR	1	2

[6]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[7]	Excludes Short-Term Securities.
[8]	The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s costs of leverage are significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having values not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage commodity, market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders and, investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 13.2%
AmeriCredit Automobile Receivables Trust, Series 2011-5, Class C, 3.44%, 10/08/17	USD	800	$810,431
AMMC CLO IX, Ltd., Series 2011-9A, Class D, 4.75%, 1/15/22 (a)(b)		2,000	2,004,330
Apidos CDO XI, Series 2012-11A, Class D, 4.51%, 1/17/23 (a)(b)		1,200	1,199,958
Apidos CLO XIX, Series 2014-19A, Class D, 3.96%, 10/17/26 (a)(b)		1,000	952,000
Ares CLO, Ltd.,, Series 2014-32A, Class C, 4.45%, 11/15/25 (a)(b)		1,250	1,241,675
Ares XXIII CLO, Ltd., Series 2012-1AR (a)(b):
Class CR, 3.46%, 4/19/23		4,000	3,980,440
Class DR, 4.41%, 4/19/23		3,000	2,992,110
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24 (a)(b)		1,500	1,441,590
Babson CLO Ltd. (a):
Series 2012-1X, Class B, 2.75%, 4/15/22		1,000	967,030
Series 2014-3A, Class C1, 3.23%, 1/15/26 (b)		2,000	1,955,000
Series 2014-3A, Class D1, 3.73%, 1/15/26 (b)		1,500	1,400,625
Battalion CLO VII Ltd., Series 2014-7A, Class C, 4.10%, 10/17/26 (a)(b)		2,000	1,923,964
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.50%, 1/20/26 (a)(b)		1,000	927,850
Benefit Street Partners CLO V Ltd., Series 2014-VA, Class C, 3.36%, 10/20/26 (a)(b)		1,500	1,461,774
Bowman Park CLO Ltd., Series 2014-1A, Class D2, 4.19%, 11/23/25 (a)(b)		3,000	2,907,300
Brookside Mill CLO Ltd., Series 2013-1A, Class C1, 2.95%, 4/17/25 (a)(b)		1,000	961,240
CarMax Auto Owner Trust, Series 2012-1:
Class B, 1.76%, 8/15/17		420	423,901
Class C, 2.20%, 10/16/17		250	253,381
Class D, 3.09%, 8/15/18		315	320,909
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A3, 3.03%, 10/15/25		2,210	2,282,112
CIFC Funding 2014-IV Ltd., Series 2014-4A, Class D, 3.66%, 10/17/26 (a)(b)		2,000	1,888,849
CIFC Funding 2014-V, Ltd., Series 2014-5A (a)(b):
Class C, 3.59%, 1/17/27		555	546,176
Class D2, 4.74%, 1/17/27		555	544,289
CIFC Funding 2015-1, Ltd., Series 2015-1A, Class C, 3.26%, 1/22/27 (a)(b)(c)		1,000	981,036
CIFC Funding Ltd. (a)(b):
Series 2012-1AR, Class B1R, 4.41%, 8/14/24		1,500	1,488,095
Series 2013-IA, Class B, 3.06%, 4/16/25		1,000	973,328
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.32%, 1/25/37 (a)		779	735,154
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		4,015	4,054,209
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.05%, 10/15/26 (a)(b)		2,000	1,948,755
Dryden XXIV Senior Loan Fund, Series 2012-24A, Class D, 5.01%, 11/15/23 (a)(b)		500	505,430

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust, Series 2012-2:
Class B, 2.32%, 1/15/19	USD	490	$497,882
Class C, 2.86%, 1/15/19		210	215,287
Class D, 3.50%, 1/15/19		400	414,461
Galaxy CLO Ltd., Series 2014-18A, Class C1, 3.26%, 10/15/26 (a)(b)		1,625	1,604,053
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.85%, 4/15/25 (a)(b)		1,000	967,256
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 3.82%, 10/29/26 (a)(b)		1,000	955,211
Highbridge Loan Management 4-2015, Ltd., Series 5A-2015, Class C1, 3.44%, 1/29/26 (a)(b)		4,000	3,921,323
ING IM CLO Ltd., Series 2012-2A, Class C, 3.70%, 10/15/22 (a)(b)		1,500	1,503,939
Limerock CLO III LLC, Series 2014-3A, Class C, 3.83%, 10/20/26 (a)(b)		4,500	4,245,750
NACM CLO I, Series 2006-1A, Class B, 1.01%, 6/20/19 (a)(b)		5,000	4,935,398
Nelnet Student Loan Trust (a):
Series 2006-1, Class A5, 0.37%, 8/23/27		1,050	1,040,885
Series 2008-3, Class A4, 1.91%, 11/25/24		1,235	1,279,033
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 3.98%, 11/14/25 (a)(b)		2,250	2,145,983
Oaktree EIF II Series A1, Ltd., Series 2015-B1A, Class C, 3.46%, 2/15/26 (a)(b)(c)		1,000	984,240
Oaktree EIF II Series A2, Ltd., Series 2014-A2, Class C, 3.50%, 11/15/25 (a)(b)		2,250	2,222,151
Octagon Investment Partners XX Ltd., Series 2014-1A (a)(b):
Class C, 3.06%, 8/12/26		1,000	969,252
Class D, 3.91%, 8/12/26		1,000	965,001
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 3.88%, 11/14/26 (a)(b)		2,000	1,922,061
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class C1, 3.54%, 11/22/25 (a)(b)		2,000	1,993,516
OneMain Financial Issuance Trust 2015-1, Series 2015-1A, Class D, 6.63%, 3/18/26 (b)		5,575	5,573,885
OZLM Funding III, Ltd., Series 2013-3A (a)(b):
Class B, 3.36%, 1/22/25		1,500	1,475,368
Class C, 4.16%, 1/22/25		500	488,938
OZLM VII Ltd., Series 2014-7A, Class C, 3.86%, 7/17/26 (a)(b)		470	448,578
OZLM VIII, Ltd., Series 2014-8A, Class C, 3.78%, 10/17/26 (a)(b)		2,000	1,896,659
Regatta V Funding Ltd., Series 2014-1A, Class C, 3.68%, 10/25/26 (a)(b)		2,000	1,889,553
Santander Drive Auto Receivables Trust:
Series 2011-1, Class D, 4.01%, 2/15/17		1,869	1,888,639
Series 2012-1, Class C, 3.78%, 11/15/17		474	478,969

Portfolio Abbreviations

ADR ADS AUD CAD CLO CMO CR DIP	American Depositary Receipts American Depositary Shares Australian Dollar Canadian Dollar Collateralized Loan Obligation Collateralized Mortgage Obligation Custodian Receipt Debtor-In-Possession	ETF EUR EURIBOR GBP GO LIBOR MSCI	Exchange-Traded Fund Euro Euro Interbank Offered Rate British Pound General Obligation Bonds London Interbank Offered Rate Morgan Stanley Capital International	OTC PIK RB S&P TBA USD	Over-the-Counter Payment-In-Kind Revenue Bonds Standard and Poor’s To Be Announced U.S. Dollar

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	11

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (concluded)
Silver Spring CLO Ltd., Series 2014-1A, Class D, 3.71%, 10/15/26 (a)(b)	USD	2,250	$2,064,216
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 0.44%, 6/15/21 (a)		180	179,139
SLM Private Education Loan Trust, Series 2012-A, Class A1, 1.57%, 8/15/25 (a)(b)		310	312,702
SLM Student Loan Trust:
Series 2008-5, Class A3, 1.56%, 1/25/18 (a)		548	550,405
Series 2008-5, Class A4, 1.96%, 7/25/23 (a)		1,245	1,296,021
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		690	727,109
Series 2014-A, Class B, 3.50%, 11/15/44 (b)		500	495,069
Small Business Administration Participation Certificates, Series 1996-20K, Class 1, 6.95%, 11/01/16		48	49,923
Steele Creek CLO 2014-1 Ltd., Series 2014-1A, Class C, 3.46%, 8/21/26 (a)(b)		2,500	2,438,697
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		960	955,593
Symphony CLO VII, Ltd., Series 2011-7A, Class E, 3.86%, 7/28/21 (a)(b)		1,500	1,485,465
Venture CDO Ltd., 3.39%, 10/15/26 (a)(b)		1,550	1,520,959
Venture XIX CLO, Ltd., Series 2014-19A, Class C, 3.54%, 1/15/27 (a)(b)		555	544,677
Voya CLO Ltd., Series 2014-3A, Class C, 3.86%, 7/25/26 (a)(b)		1,750	1,682,418
World Financial Network Credit Card Master Trust, Series 2012-C, Class C, 4.55%, 8/15/22		2,360	2,464,347
			107,762,952
Interest Only Asset-Backed Securities — 0.1%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)		4,504	309,669
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (b)		9,465	635,936
			945,605
Total Asset-Backed Securities — 13.3%			108,708,557

Corporate Bonds
Aerospace & Defense — 0.3%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		460	495,719
United Technologies Corp., 6.13%, 7/15/38 (d)		1,450	1,939,453
			2,435,172
Airlines — 2.0%
American Airlines Pass-Through Trust, Series 2013-2:
Class A, 4.95%, 7/15/24 (d)		4,315	4,708,220
Class B, 5.60%, 1/15/22 (b)		936	980,901
Continental Airlines Pass-Through Trust:
Series 2010-1, Class B, 6.00%, 7/12/20		742	775,725
Series 2012-3, Class C, 6.13%, 4/29/18		1,000	1,060,000
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 2/15/27		3,908	4,181,137
Series 2014-2, Class B, 4.63%, 3/03/24		2,750	2,763,750
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15		1,734	1,786,078
			16,255,811
Auto Components — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		182	184,275
4.88%, 3/15/19		2,660	2,736,608
6.00%, 8/01/20		1,906	2,039,420
5.88%, 2/01/22		1,578	1,654,927
			6,615,230
Corporate Bonds		Par (000)	Value
Automobiles — 1.1%
Ford Motor Co., 4.75%, 1/15/43 (d)	USD	4,255	$4,683,011
General Motors Co., 6.25%, 10/02/43		2,506	3,109,507
Jaguar Land Rover Automotive PLC, 4.13%, 12/15/18 (b)		1,500	1,563,750
			9,356,268
Banks — 6.8%
Bank of America Corp. (d):
5.63%, 7/01/20		2,200	2,530,669
3.30%, 1/11/23		10,000	10,150,970
Barclays Bank PLC, 7.63%, 11/21/22		3,500	4,005,313
CIT Group, Inc.:
5.50%, 2/15/19 (b)		796	850,685
5.38%, 5/15/20		3,300	3,547,500
Depfa ACS Bank, 5.13%, 3/16/37 (b)		7,925	10,098,629
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)		2,800	2,842,000
HSBC Bank PLC, 3.10%, 5/24/16 (b)		1,395	1,435,263
HSBC Holdings PLC:
4.25%, 3/14/24		2,020	2,129,710
6.10%, 1/14/42		610	813,790
Intesa Sanpaolo SpA, 5.02%, 6/26/24 (b)		2,290	2,357,718
JPMorgan Chase & Co., 6.30%, 4/23/19 (d)		3,375	3,920,592
JPMorgan Chase Bank NA, 6.00%, 10/01/17		1,600	1,773,944
Rabobank Nederland (d):
3.88%, 2/08/22		2,780	2,999,373
3.95%, 11/09/22		3,000	3,115,392
Wells Fargo & Co., 3.50%, 3/08/22 (d)		2,780	2,931,796
			55,503,344
Building Products — 0.1%
Cemex SAB de CV, 5.88%, 3/25/19 (b)		400	414,100
Capital Markets — 4.8%
CDP Financial, Inc., 5.60%, 11/25/39 (b)(d)		5,890	7,717,449
Credit Suisse Group AG, 7.50% (a)(b)(e)		3,000	3,217,500
The Goldman Sachs Group, Inc. (d):
5.38%, 3/15/20		2,435	2,757,859
5.25%, 7/27/21		6,340	7,198,227
5.75%, 1/24/22		3,615	4,226,568
Morgan Stanley, 6.25%, 8/28/17 (d)		3,855	4,277,893
Murray Street Investment Trust I, 4.65%, 3/09/17 (f)		1,645	1,748,383
Northern Trust Corp., 3.95%, 10/30/25 (d)		8,000	8,525,424
			39,669,303
Chemicals — 0.8%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (b)		302	326,915
Axiall Corp., 4.88%, 5/15/23		304	309,320
The Dow Chemical Co., 4.13%, 11/15/21		700	756,520
Huntsman International LLC, 4.88%, 11/15/20		595	612,106
Methanex Corp., 3.25%, 12/15/19		4,148	4,217,882
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		322	346,150
			6,568,893
Commercial Services & Supplies — 1.1%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		491	510,640
Aviation Capital Group Corp. (b):
4.63%, 1/31/18		1,300	1,358,699
7.13%, 10/15/20		1,800	2,071,946
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)		325	308,750
Mobile Mini, Inc., 7.88%, 12/01/20		1,640	1,734,300
The ADT Corp., 4.88%, 7/15/42		1,078	897,435

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
United Rentals North America, Inc.:
5.75%, 7/15/18	USD	388	$402,792
7.38%, 5/15/20		770	835,450
7.63%, 4/15/22		907	1,007,505
			9,127,517
Communications Equipment — 1.2%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (g)		8,670	8,713,350
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		954	1,011,240
			9,724,590
Construction & Engineering — 0.1%
ABB Finance USA, Inc., 4.38%, 5/08/42		386	430,537
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		192	199,200
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		400	404,000
			1,033,737
Construction Materials — 0.6%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		894	938,700
HD Supply, Inc., 7.50%, 7/15/20		3,088	3,304,160
Lafarge SA, 7.13%, 7/15/36		270	336,150
			4,579,010
Consumer Finance — 1.6%
Ally Financial, Inc.:
5.50%, 2/15/17		3,000	3,144,630
6.25%, 12/01/17		320	345,600
8.00%, 3/15/20		900	1,077,750
8.00%, 11/01/31		600	774,000
Discover Financial Services, 3.85%, 11/21/22		500	514,392
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		280	312,997
8.13%, 1/15/20		2,530	3,172,597
4.25%, 9/20/22		1,600	1,737,302
General Motors Financial Co., Inc., 4.25%, 5/15/23		807	845,333
SLM Corp., 6.25%, 1/25/16		1,312	1,356,280
			13,280,881
Containers & Packaging — 0.3%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		182	192,920
Sealed Air Corp. (b):
6.50%, 12/01/20		1,100	1,245,970
8.38%, 9/15/21		450	509,062
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)		820	854,850
			2,802,802
Diversified Consumer Services — 0.2%
APX Group, Inc., 6.38%, 12/01/19		535	536,338
Service Corp. International, 4.50%, 11/15/20		1,240	1,255,500
			1,791,838
Diversified Financial Services — 2.6%
Aircastle Ltd., 6.25%, 12/01/19		1,413	1,563,061
FMR LLC, 4.95%, 2/01/33 (b)(d)		2,300	2,559,231
General Electric Capital Corp.:
6.75%, 3/15/32		2,500	3,465,510
6.15%, 8/07/37 (d)		2,150	2,869,381
6.88%, 1/10/39		135	195,950
IntercontinentalExchange Group, Inc., 4.00%, 10/15/23		470	505,555
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		2,500	2,475,000
Moody’s Corp., 4.50%, 9/01/22		1,800	1,942,796

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	USD	400	$415,250
7.88%, 8/15/19		1,120	1,188,320
5.75%, 10/15/20		2,000	2,077,500
6.88%, 2/15/21		1,935	2,046,262
			21,303,816
Diversified Telecommunication Services — 3.0%
CenturyLink, Inc., Series V, 5.63%, 4/01/20		800	856,000
Level 3 Financing, Inc.:
8.13%, 7/01/19		1,369	1,449,429
8.63%, 7/15/20		1,230	1,340,700
Telecom Italia Capital SA, 6.00%, 9/30/34		1,550	1,604,250
Verizon Communications, Inc. (d):
3.50%, 11/01/21		1,000	1,040,393
6.40%, 2/15/38		6,879	8,658,879
6.55%, 9/15/43		6,751	8,872,468
Windstream Corp.:
7.88%, 11/01/17		200	216,500
7.75%, 10/15/20		100	103,470
6.38%, 8/01/23		20	18,400
			24,160,489
Electric Utilities — 5.9%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		242	298,098
5.95%, 12/15/36		434	512,951
CMS Energy Corp., 5.05%, 3/15/22		1,832	2,064,201
ComEd Financing III, 6.35%, 3/15/33		300	306,857
Duke Energy Carolinas LLC:
6.10%, 6/01/37		640	856,360
6.00%, 1/15/38 (d)		1,675	2,269,586
4.25%, 12/15/41 (d)		750	834,940
Duke Energy Florida, Inc., 6.40%, 6/15/38 (d)		770	1,095,852
E.ON International Finance BV, 6.65%, 4/30/38 (b)(d)		3,100	4,096,495
Electricite de France SA, 5.60%, 1/27/40 (b)(d)		2,800	3,434,113
Florida Power Corp., 6.35%, 9/15/37 (d)		2,775	3,941,580
Georgia Power Co., 3.00%, 4/15/16		800	820,752
Jersey Central Power & Light Co., 7.35%, 2/01/19		490	578,314
MidAmerican Energy Holdings Co., 6.50%, 9/15/37 (d)		5,515	7,581,923
Ohio Power Co., Series D, 6.60%, 3/01/33		3,000	4,015,644
PacifiCorp, 6.25%, 10/15/37		1,225	1,686,075
Public Service Co. of Colorado, Series 17, 6.25%, 9/01/37 (d)		2,550	3,615,793
Southern California Edison Co.:
5.63%, 2/01/36		1,300	1,672,551
Series A, 5.95%, 2/01/38 (d)		2,175	2,947,791
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (d)		3,920	5,285,187
			47,915,063
Energy Equipment & Services — 2.1%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		940	843,650
Ensco PLC:
3.25%, 3/15/16		320	325,482
4.70%, 3/15/21 (d)		3,490	3,585,867
EOG Resources, Inc., 2.63%, 3/15/23 (d)		3,800	3,758,740
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		142	139,160
GrafTech International Ltd., 6.38%, 11/15/20		1,160	939,600
MEG Energy Corp., 6.50%, 3/15/21 (b)		560	541,800
Peabody Energy Corp.:
6.00%, 11/15/18		2,507	2,281,370
6.25%, 11/15/21 (d)		2,483	2,067,097
Seadrill Ltd., 6.13%, 9/15/17 (b)		3,180	2,778,525
			17,261,291

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	13

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Food & Staples Retailing — 0.1%
Rite Aid Corp., 6.75%, 6/15/21	USD	558	$592,875
Food Products — 0.2%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)		1,293	1,372,519
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)		338	356,168
			1,728,687
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15		2,511	2,603,538
Teleflex, Inc., 6.88%, 6/01/19		770	802,725
			3,406,263
Health Care Providers & Services — 4.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		710	739,820
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		800	828,000
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	988	1,145,700
HCA Holdings, Inc., 7.75%, 5/15/21	USD	283	302,810
HCA, Inc.:
3.75%, 3/15/19		264	269,610
6.50%, 2/15/20		4,322	4,916,275
4.75%, 5/01/23		2,322	2,449,478
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,609	1,755,821
6.00%, 10/01/20		1,244	1,352,850
4.50%, 4/01/21		766	769,830
4.38%, 10/01/21		3,530	3,534,412
8.13%, 4/01/22		2,317	2,624,003
UnitedHealth Group, Inc., 2.88%, 3/15/22 (d)		4,000	4,100,196
WellPoint, Inc., 4.65%, 1/15/43 (d)		8,000	8,715,064
			33,503,869
Hotels, Restaurants & Leisure — 2.3%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20 (b)		2,120	2,135,900
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		1,724	1,764,859
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	3,286	5,225,668
Series A4, 5.66%, 6/30/27		1,215	1,856,339
Series M, 7.40%, 3/28/24		3,000	4,724,183
Series N, 6.46%, 3/30/32		2,390	3,320,934
			19,027,883
Household Durables — 0.5%
Beazer Homes USA, Inc.:
6.63%, 4/15/18	USD	580	603,200
7.50%, 9/15/21		166	162,265
Standard Pacific Corp., 10.75%, 9/15/16		2,100	2,352,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		371	363,580
Tri Pointe Holdings, Inc. (b):
4.38%, 6/15/19		430	425,162
5.88%, 6/15/24		290	290,363
			4,196,570
Household Products — 0.1%
Spectrum Brands, Inc.:
6.38%, 11/15/20		400	431,000
6.63%, 11/15/22		550	602,250
			1,033,250
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp. (b):
6.00%, 1/15/22		274	298,797
5.88%, 1/15/24		194	210,490
NRG REMA LLC, Series C, 9.68%, 7/02/26		1,537	1,667,645
			2,176,932

Corporate Bonds		Par (000)	Value
Industrial Conglomerates — 0.0%
Smiths Group PLC, 3.63%, 10/12/22 (b)	USD	360	$359,357
Insurance — 2.9%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		1,221	1,257,630
American International Group, Inc.:
5.45%, 5/18/17 (d)		1,600	1,742,466
AXA SA, 5.25%, 4/16/40 (a)	EUR	500	655,185
Five Corners Funding Trust, 4.42%, 11/15/23 (b)	USD	2,050	2,205,782
Hartford Financial Services Group, Inc.:
6.00%, 1/15/19		690	786,877
5.13%, 4/15/22		1,860	2,139,498
Liberty Mutual Group, Inc., 6.50%, 5/01/42 (b)		2,000	2,526,126
Lincoln National Corp., 6.25%, 2/15/20		1,260	1,466,418
Manulife Financial Corp., 3.40%, 9/17/15 (d)		3,255	3,298,513
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		680	729,300
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (a)	EUR	400	562,482
Prudential Financial, Inc.:
4.75%, 9/17/15	USD	1,220	1,246,340
7.38%, 6/15/19 (d)		550	664,148
5.38%, 6/21/20 (d)		500	572,230
4.50%, 11/15/20 (d)		850	941,403
5.90%, 3/17/36 (d)		500	610,165
5.70%, 12/14/36 (d)		1,625	1,955,325
			23,359,888
Internet Software & Services — 0.0%
Equinix, Inc., 4.88%, 4/01/20		173	179,920
IT Services — 0.6%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		420	436,800
First Data Corp. (b):
7.38%, 6/15/19		980	1,029,000
6.75%, 11/01/20		3,384	3,629,340
			5,095,140
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 3.20%, 10/01/22		500	488,410
Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (b)(d)		2,150	2,503,310
Media — 5.1%
AMC Networks, Inc.:
7.75%, 7/15/21		640	702,400
4.75%, 12/15/22		686	689,430
Cinemark USA, Inc., 5.13%, 12/15/22		350	358,295
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22		4,980	5,243,813
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22 (d)		2,600	3,785,564
Comcast Corp., 6.45%, 3/15/37 (d)		790	1,076,185
Cox Communications, Inc. (b):
6.95%, 6/01/38		1,000	1,270,533
8.38%, 3/01/39		3,475	4,960,253
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
6.38%, 3/01/41		520	610,856
5.15%, 3/15/42		1,400	1,437,629
Gray Television, Inc., 7.50%, 10/01/20		666	692,640
iHeartCommunications, Inc., 9.00%, 12/15/19		611	603,363
Inmarsat Finance PLC, 4.88%, 5/15/22 (b)		1,000	1,017,700
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		700	662,375
The Interpublic Group of Cos., Inc., 3.75%, 2/15/23		2,000	2,045,322
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		218	233,805
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		637	658,499
NBCUniversal Media LLC (d):
5.15%, 4/30/20		3,957	4,554,198
4.38%, 4/01/21		2,030	2,253,570

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Media (concluded)
News America, Inc., 7.63%, 11/30/28	USD	385	$513,583
Sirius XM Radio, Inc., 4.25%, 5/15/20 (b)		893	888,535
TCI Communications, Inc., 7.88%, 2/15/26 (d)		610	861,774
Time Warner, Inc.:
4.70%, 1/15/21		1,350	1,509,092
6.10%, 7/15/40		830	1,049,049
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)		505	532,775
Univision Communications, Inc., 5.13%, 5/15/23 (b)		2,306	2,386,710
Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (b)		790	835,425
			41,433,373
Metals & Mining — 3.3%
Alcoa, Inc., 5.40%, 4/15/21		2,900	3,185,780
ArcelorMittal:
4.50%, 8/05/15		347	350,904
6.13%, 6/01/18		770	834,488
Commercial Metals Co., 4.88%, 5/15/23		1,095	1,045,725
Corp. Nacional del Cobre de Chile, 3.00%, 7/17/22 (b)		3,131	3,110,097
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43		900	791,549
Novelis, Inc., 8.75%, 12/15/20		8,225	8,924,125
Teck Resources Ltd., 5.38%, 10/01/15 (d)		4,709	4,811,214
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		1,200	1,300,500
Xstrata Canada Corp., 6.20%, 6/15/35		2,800	2,950,077
			27,304,459
Multiline Retail — 0.3%
Dufry Finance SCA, 5.50%, 10/15/20 (b)		2,520	2,628,199
Oil, Gas & Consumable Fuels — 6.4%
Access Midstream Partners LP/ACMP Finance Corp., 6.13%, 7/15/22		800	857,000
Anadarko Petroleum Corp., 5.95%, 9/15/16		3,832	4,110,950
Antero Resources Finance Corp., 5.38%, 11/01/21		306	308,295
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		198	194,040
Cenovus Energy, Inc., 6.75%, 11/15/39		1,500	1,809,691
Chesapeake Energy Corp., 5.75%, 3/15/23		1,230	1,283,812
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36 (d)		685	866,850
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22		110	110,550
Denbury Resources, Inc., 4.63%, 7/15/23		627	561,949
El Paso LLC, 7.80%, 8/01/31		90	111,307
El Paso Natural Gas Co., 8.38%, 6/15/32		550	706,870
Energy Transfer Partners LP, 7.50%, 7/01/38		1,000	1,288,754
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,761,224
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)		1,010	1,330,820
Kinder Morgan Energy Partners LP:
6.50%, 9/01/39 (d)		3,000	3,486,894
6.55%, 9/15/40		220	254,890
6.38%, 3/01/41		310	355,860
Kinder Morgan, Inc., 5.63%, 11/15/23 (b)		340	381,556
Kodiak Oil & Gas Corp., 5.50%, 2/01/22		212	214,120
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		474	404,085
Marathon Petroleum Corp., 6.50%, 3/01/41		2,049	2,514,691
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		106	112,360
4.50%, 7/15/23		35	35,210
MidAmerican Energy Co., 5.80%, 10/15/36		1,500	1,954,558
MidAmerican Energy Holdings Co., 5.95%, 5/15/37 (d)		1,750	2,276,965

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Nexen, Inc.:
6.40%, 5/15/37	USD	400	$509,387
7.50%, 7/30/39		1,670	2,373,187
Pacific Drilling SA, 5.38%, 6/01/20 (b)		294	233,914
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		94	99,640
PDC Energy, Inc., 7.75%, 10/15/22		520	540,800
Pioneer Natural Resources Co., 3.95%, 7/15/22		700	721,391
Premier Oil PLC, 5.00%, 6/09/18		3,800	3,230,000
Range Resources Corp.:
5.75%, 6/01/21		213	224,183
5.00%, 8/15/22		53	54,193
5.00%, 3/15/23		125	127,813
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		498	509,205
Rosetta Resources, Inc., 5.63%, 5/01/21		596	567,690
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		3,578	3,662,977
6.25%, 3/15/22		796	837,790
5.63%, 4/15/23		937	958,083
SandRidge Energy, Inc.:
8.75%, 1/15/20		48	36,720
7.50%, 2/15/23		620	443,300
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		774	814,635
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		357	346,290
Western Gas Partners LP, 5.38%, 6/01/21		1,425	1,589,488
Whiting Petroleum Corp., 5.00%, 3/15/19		1,642	1,617,370
The Williams Cos., Inc., Series A, 7.50%, 1/15/31		5,000	5,575,390
			52,366,747
Paper & Forest Products — 0.3%
International Paper Co.:
7.50%, 8/15/21		150	188,800
4.75%, 2/15/22		840	930,128
6.00%, 11/15/41		870	1,027,106
			2,146,034
Pharmaceuticals — 1.4%
Actavis, Inc., 3.25%, 10/01/22		4,000	3,953,124
Forest Laboratories, Inc. (b):
4.38%, 2/01/19		456	485,018
5.00%, 12/15/21		758	832,555
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (b)		200	205,000
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		1,040	1,120,600
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18		2,643	2,808,187
6.38%, 10/15/20		1,150	1,210,375
5.63%, 12/01/21		754	767,195
			11,382,054
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP, 5.63%, 3/01/23		494	510,648
HCP, Inc., 3.88%, 8/15/24		3,000	3,070,878
Simon Property Group LP, 4.75%, 3/15/42		1,670	1,897,900
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		550	601,484
			6,080,910
Real Estate Management & Development — 0.9%
Lennar Corp., 4.75%, 11/15/22		880	897,600
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (b)(d)		4,600	4,351,409
Realogy Corp., 7.63%, 1/15/20 (b)(d)		1,993	2,147,458
			7,396,467

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	15

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Road & Rail — 0.7%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	USD	1,890	$2,389,329
The Hertz Corp.:
4.25%, 4/01/18		473	477,730
5.88%, 10/15/20		460	474,950
7.38%, 1/15/21		2,070	2,178,675
			5,520,684
Semiconductors & Semiconductor Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (b)		940	996,400
Software — 0.5%
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		2,170	2,224,250
Oracle Corp., 5.38%, 7/15/40		1,575	1,944,593
			4,168,843
Specialty Retail — 0.5%
The Home Depot, Inc., 5.88%, 12/16/36 (d)		1,660	2,188,283
QVC, Inc., 7.38%, 10/15/20 (b)		1,950	2,032,875
			4,221,158
Textiles, Apparel & Luxury Goods — 0.3%
PVH Corp., 4.50%, 12/15/22		977	994,098
Springs Industries, Inc., 6.25%, 6/01/21		806	787,865
The William Carter Co., 5.25%, 8/15/21		657	688,043
			2,470,006
Tobacco — 1.3%
Altria Group, Inc.:
9.95%, 11/10/38		516	898,498
10.20%, 2/06/39		894	1,586,377
5.38%, 1/31/44 (d)		4,030	4,751,656
Lorillard Tobacco Co., 7.00%, 8/04/41		1,000	1,297,062
Reynolds American, Inc., 4.75%, 11/01/42		2,100	2,129,713
			10,663,306
Wireless Telecommunication Services — 2.4%
America Movil SAB de CV, 2.38%, 9/08/16		1,595	1,620,360
Crown Castle International Corp., 5.25%, 1/15/23		930	981,150
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		3,155	3,627,370
Digicel Group Ltd., 8.25%, 9/30/20 (b)		865	874,947
Digicel Ltd., 6.00%, 4/15/21 (b)		1,550	1,538,375
Rogers Communications, Inc., 7.50%, 8/15/38 (d)		2,325	3,338,423
SBA Tower Trust, 5.10%, 4/15/42 (b)		720	754,042
Softbank Corp., 4.50%, 4/15/20 (b)		550	559,295
Sprint Capital Corp., 8.75%, 3/15/32		350	369,688
Sprint Communications, Inc. (b):
9.00%, 11/15/18		1,060	1,232,250
7.00%, 3/01/20		1,760	1,949,746
Sprint Corp., 7.88%, 9/15/23		1,891	1,952,457
Vodafone Group PLC, 2.50%, 9/26/22		910	874,529
			19,672,632
Total Corporate Bonds — 71.5%			585,902,780

Foreign Agency Obligations
Brazilian Government International Bond, 5.00%, 1/27/45		5,724	5,174,496
Cyprus Government International Bond, 4.63%, 2/03/20 (b)	EUR	1,210	1,316,814
Iceland Government International Bond, 5.88%, 5/11/22	USD	3,555	4,058,129
Italian Government International Bond, 5.38%, 6/15/33		2,925	3,552,597
Portugal Government International Bond, 5.13%, 10/15/24 (b)		3,250	3,595,215
Slovenia Government International Bond, 5.85%, 5/10/23 (b)		864	1,015,200
Total Foreign Agency Obligations — 2.3%			18,712,451

Municipal Bonds		Par (000)	Value
City of Detroit Michigan, GO, Financial Recovery (a):
Series B-1, 4.00%, 4/01/44	USD	251	$149,423
Series B-2, 4.00%, 4/01/44		80	48,691
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Series EE, 5.50%, 6/15/43		930	1,104,877
Series GG, Build America Bonds, 5.72%, 6/15/42		1,390	1,855,942
Water & Sewer System, Series EE, 5.38%, 6/15/43		770	908,631
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		1,900	2,553,904
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		2,535	3,373,198
Metropolitan Transportation Authority, RB, Build America Bonds, Series C, 7.34%, 11/15/39		1,295	2,003,702
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 7.06%, 4/01/57		2,000	2,364,040
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		1,100	1,383,382
5.60%, 3/15/40		1,900	2,439,505
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	996,489
State of California, GO, Build America Bonds, Various Purpose:
7.55%, 4/01/39		280	445,351
7.63%, 3/01/40		1,720	2,721,969
State of Illinois, GO, Pension, 5.10%, 6/01/33		2,000	2,022,520
University of California, RB, Build America Bonds, 5.95%, 5/15/45		885	1,157,536
Total Municipal Bonds — 3.1%			25,529,160

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.3%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		1,228	1,050,443
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.47%, 4/01/18		12	11
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		2,003	1,896,383
Series 2006-OA21, Class A1, 0.36%, 3/20/47 (a)		1,354	1,065,401
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.37%, 4/25/46 (a)		542	438,358
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		1,805	1,821,894
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 4.95%, 6/19/35 (a)		1,063	1,056,125
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		220	213,404
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		388	350,407
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.35%, 12/25/36 (a)		883	762,495
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 8/25/36		147	124,461
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 2.67%, 5/25/36 (a)		1,025	832,017
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33		422	438,233
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.89%, 5/25/47 (a)		296	252,403
			10,302,035
See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 12.1%
Banc of America Merrill Lynch Commercial Mortgage Trust:
Series 2006-6, Class A2, 5.31%, 10/10/45	USD	147	$147,332
Series 2007-1, Class A4, 5.45%, 1/15/49		934	996,090
Series 2007-2, Class A4, 5.63%, 4/10/49 (a)		1,500	1,592,020
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		1,202	1,210,147
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.11%, 9/10/46 (a)		7,183	8,130,589
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,193	2,326,637
COMM 2015-3BP Mortgage Trust, Series 2015-3BP, Class A, 3.18%, 2/10/35 (b)		7,570	7,676,563
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.04%, 12/10/49 (a)		1,402	1,502,428
Commercial Mortgage Trust:
Series 2006-C7, Class AM, 5.77%, 6/10/46 (a)		3,500	3,681,825
Series 2013-CR11, Class B, 5.16%, 10/10/46 (a)		7,000	7,971,124
Series 2013-LC6, Class B, 3.74%, 1/10/46		1,390	1,440,228
Series 2013-LC6, Class D, 4.29%, 1/10/46 (a)(b)		1,670	1,616,440
Credit Suisse Commercial Mortgage Trust:
Series 2006-C3, Class AM, 5.81%, 6/15/38 (a)		2,000	2,101,702
Series 2006-C5, Class AM, 5.34%, 12/15/39		3,500	3,698,320
Series 2010-RR2, Class 2A, 5.89%, 9/15/39 (a)(b)		1,501	1,574,007
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		1,410	1,414,749
DBRR Trust, Series 2011-C32, Class A3A, 5.72%, 6/17/49 (a)(b)		730	782,867
GAHR Commercial Mortgage Trust 2015-NRF, Series 2015-NRF, Class DFX, 3.38%, 12/15/19 (b)		6,170	6,030,256
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.79%, 7/10/38 (a)		2,242	2,329,492
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (b)		2,505	2,576,909
Hilton USA Trust, Series 2013-HLT, 4.41%, 11/05/30 (b)		5,900	6,007,286
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class D, 5.08%, 11/15/45 (a)(b)		1,600	1,625,389
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A2, 5.12%, 7/15/41		110	109,977
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.43%, 12/12/44 (a)		660	681,921
LB-UBS Commercial Mortgage Trust (a):
Series 2007-C6, Class A4, 5.86%, 7/15/40		9,671	10,167,347
Series 2007-C7, Class A3, 5.87%, 9/15/45		2,191	2,398,390
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4, 5.45%, 2/12/44 (a)		8,000	8,480,320
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (b)		957	982,596
Titan Europe PLC, Series 2007-1X, Class A, 8.00%, 1/20/17 (a)	GBP	1,689	2,137,693
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.94%, 2/15/51 (a)	USD	4,447	4,740,783

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
WF-RBS Commercial Mortgage Trust, Series 2012-C8:
Class B, 4.31%, 8/15/45	USD	1,395	$1,503,795
Class C, 4.88%, 8/15/45 (a)		1,795	1,956,771
			99,591,993
Interest Only Collateralized Mortgage Obligations — 0.0%
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)		1,372	14
Interest Only Commercial Mortgage-Backed Securities — 0.7%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 1.85%, 8/15/45 (a)(b)		30,805	2,472,831
WF-RBS Commercial Mortgage Trust, Class XA (a)(b):
Series 2012-C8, 2.20%, 8/15/45		11,793	1,179,648
Series 2012-C9, 2.21%, 11/15/45		20,793	2,275,500
			5,927,979
Total Non-Agency Mortgage-Backed Securities — 14.1%			115,822,021

Preferred Securities
Capital Trusts
Banks — 5.7%
Bank of America Corp., Series X, 6.25% (a)(e)		3,570	3,672,638
BNP Paribas SA, 7.20% (a)(b)(e)		2,000	2,405,000
Citigroup, Inc. (a)(e):
Series D, 5.35%		2,100	2,017,953
Series M, 6.30%		4,000	4,075,000
Credit Agricole SA (a)(b)(e):
6.63%		1,400	1,389,500
7.88%		2,000	2,104,116
JPMorgan Chase & Co. (a)(e):
Series 1, 7.90%		7,000	7,533,750
Series Q, 5.15%		3,000	2,936,400
Series U, 6.13%		500	517,750
Series V, 5.00%		6,000	5,902,500
Nordea Bank AB, 6.13% (a)(b)(e)		2,960	3,048,800
Societe Generale SA (a)(b)(e):
6.00%		5,720	5,434,686
7.88%		2,000	2,027,500
Wells Fargo & Co., Series S, 5.90% (a)(e)		3,390	3,532,990
			46,598,583
Capital Markets — 1.2%
The Bank of New York Mellon Corp., Series D, 4.50% (a)(d)(e)		8,400	7,917,000
Morgan Stanley, Series H, 5.45%, (a)(e)		1,750	1,790,688
State Street Capital Trust IV, 1.24%, 6/01/77 (a)		140	117,600
			9,825,288
Consumer Finance — 0.3%
Capital One Financial Corp., 4.75% 7/15/21		1,935	2,160,698
Diversified Financial Services — 0.5%
General Electric Capital Corp., Series B, 6.25% (a)(e)		1,800	2,000,250
Macquarie Bank Ltd., 10.25%, 6/20/57 (a)		1,800	2,012,580
			4,012,830
Electric Utilities — 0.5%
Electricite de France SA, 5.25% (a)(b)(e)		4,200	4,452,000
Insurance — 4.0%
The Allstate Corp (a):
5.75%, 8/15/33		2,000	2,162,000
6.50%, 5/15/67		4,100	4,653,500
American International Group, Inc., 8.18%, 5/15/68 (a)		1,940	2,686,900
AXA SA, 6.46% (a)(b)(e)		2,050	2,189,400
Liberty Mutual Group, Inc., 7.00%, 3/07/67 (a)(b)		1,950	1,986,563

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	17

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
Preferred Securities		Par (000)		Value
Insurance (concluded)
Lincoln National Corp., 6.05%, 4/20/67 (a)	USD	1,425		$1,381,359
Metlife Capital Trust IV, 7.88%, 12/15/67 (b)		1,285		1,648,013
MetLife, Inc., 6.40%, 12/15/66 (d)		7,000		8,190,000
Swiss Re Capital I LP, 6.85% (a)(b)(e)		2,120		2,224,940
Voya Financial, Inc., 5.65%, 5/15/53 (a)		4,500		4,668,750
XL Group PLC, Series E, 6.50% (a)(e)		1,625		1,430,000
				33,221,425
Total Capital Trusts — 12.2%				100,270,824

Preferred Stocks		Shares
Banks — 1.2%
US Bancorp, 6.00% (a)(e)		300,000		8,169,000
Wells Fargo & Co., 5.85% (a)(e)		75,000		1,938,000
				10,107,000
Capital Markets — 0.4%
The Goldman Sachs Group, Inc., Series J, 5.50% (a)(e)		92,000		2,294,480
SCE Trust III, 5.75% (a)(e)		25,314		708,792
				3,003,272
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (a)(e)		10,000		45,000
Total Preferred Stocks — 1.6%				13,155,272

Trust Preferred
Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		29,853		780,871
Total Preferred Securities — 13.9%				114,206,967

U.S. Government Sponsored Agency Securities		Par (000)
Agency Obligations — 3.0%
Fannie Mae (d):
0.00%, 10/09/19 (h)	USD	14,360		13,070,414
5.63%, 7/15/37		1,600		2,267,722
Federal Home Loan Bank (d):
5.25%, 12/09/22		1,375		1,672,575
5.37%, 9/09/24		2,175		2,705,846
Resolution Funding Corp. (h):
0.00%, 4/15/30		6,055		3,919,656
0.00%, 7/15/18 – 10/15/18		1,050		998,564
				24,634,777
Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities:
Series 2005-5, Class PK, 5.00%, 12/25/34		427		454,475
Series 1991-87, Class S, 26.23%, 8/25/21 (a)		8		12,029
Series G-49, Class S, 1,017.02%, 12/25/21 (a)		—	(i)	211
Series G-17, Class S, 1,063.28%, 6/25/21 (a)		38		563
Series G-33, Class PV, 1,078.42%, 10/25/21		39		275
Series G-07, Class S, 1,125.28%, 3/25/21 (a)		—	(i)	701
Series 1991-46, Class S, 2,479.84%, 5/25/21 (a)		23		1,430
Freddie Mac Mortgage-Backed Securities:
Series 0173, Class R, 9.00%, 11/15/21		2		2
Series 0173, Class RS, 9.47%, 11/15/21 (a)		—	(i)	3
Series 1057, Class J, 1,008.00%, 3/15/21		18		195
Series 0019, Class R, 16,299.70%, 3/15/20 (a)		1		179
				470,063

U.S. Government Sponsored Agency Securities		Par (000)		Value
Commercial Mortgage-Backed Securities — 0.7%
Freddie Mac Mortgage-Backed Securities (a):
Series 2013-K24, Class B, 3.50%, 11/25/45 (b)	USD	3,500		$3,558,926
Series K013, Class A2, 3.97%, 1/25/21		1,870		2,056,570
Series 2012-K706, Class C, 4.03%, 11/25/44 (b)		335		344,649
				5,960,145
Interest Only Collateralized Mortgage Obligations — 1.5%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)		79		2,667
Series 2012-96, Class DI, 4.00%, 2/25/27		10,758		1,009,561
Series 2012-M9, Class X1, 4.03%, 12/25/17 (a)		23,862		2,109,185
Series 2012-47, Class NI, 4.50%, 4/25/42		8,500		1,099,761
Series 089, Class 2, 8.00%, 10/25/18		1		62
Series 007, Class 2, 8.50%, 4/25/17		1		42
Series G92-05, Class H, 9.00%, 1/25/22		7		546
Series 094, Class 2, 9.50%, 8/25/21		—	(i)	96
Series 1990-136, Class S, 19.91%, 11/25/20 (a)		2,670		3,658
Series 1991-139, Class PT, 648.35%, 10/25/21		48		407
Series 1991-099, Class L, 930.00%, 8/25/21		21		211
Series G-10, Class S, 1,088.62%, 5/25/21 (a)		111		2,448
Series G-12, Class S, 1,155.63%, 5/25/21 (a)		74		1,371
Freddie Mac Mortgage-Backed Securities:
Series K707, Class X1, 1.55%, 12/25/18 (a)		4,912		251,248
Series K710, Class X1, 1.78%, 5/25/19 (a)		16,978		1,084,643
Series 2611, Class QI, 5.50%, 9/15/32		1,322		107,712
Series 1254, Class Z, 8.50%, 4/15/22		29		7,036
Series 1043, Class H, 44.23%, 2/15/21 (a)		2,208		4,159
Series 1054, Class I, 866.43%, 3/15/21 (a)		17		310
Series 0176, Class M, 1,010.00%, 7/15/21		7		155
Series 1056, Class KD, 1,084.50%, 3/15/21		11		149
Series 1148, Class E, 1,176.57%, 10/15/21 (a)		30		534
Series 0200, Class R, 197,723.44%, 12/15/22 (a)		—	(i)	281
Ginnie Mae Mortgage-Backed Securities (a):
Series 2009-78, Class SD, 6.03%, 9/20/32		8,822		1,544,384
Series 2009-116, Class KS, 6.30%, 12/16/39		4,022		517,061
Series 2011-52, Class NS, 6.50%, 4/16/41		23,655		4,146,365
				11,894,052
Mortgage-Backed Securities — 6.9%
Fannie Mae Mortgage-Backed Securities:
3.00%, 8/01/43		13,305		13,579,040
4.00%, 12/01/41 – 12/01/43		9,433		10,155,157
4.50%, 7/01/41 – 4/01/42		22,154		24,151,627
5.00%, 8/01/34		3,696		4,122,073
5.50%, 7/01/16 – 6/01/38		2,067		2,342,887
6.00%, 3/01/16 – 12/01/38		1,729		1,962,673
Freddie Mac Mortgage-Backed Securities, 6.00%, 5/1/16 – 12/1/18		177		184,429
Ginnie Mae Mortgage-Backed Securities:
5.50%, 8/15/33		62		69,903
8.00%, 7/15/24		—	(i)	288
				56,568,077
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities, 0.00%, 2/25/23 – 6/25/23 (h)		23		22,045
Total U.S. Government Sponsored Agency Securities — 12.2%				99,549,159

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)
U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds (d):
5.38%, 2/15/31	USD	375	$528,633
4.75%, 2/15/41		3,251	4,625,562
4.38%, 5/15/41		1,605	2,171,013
3.00%, 5/15/42		5,460	5,901,064
3.38%, 5/15/44		2,000	2,317,188
3.00%, 11/15/44		67,500	73,089,810
U.S. Treasury Note, 2.25%, 11/15/24 (d)		17,680	18,052,942
Total U.S. Treasury Obligations — 13.0%			106,686,212
Total Long-Term Investments (Cost — $1,110,277,171) — 143.4%			1,175,117,307

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (j)(k)		3,264,015	3,264,015
Total Short-Term Securities (Cost — $3,264,015) — 0.4%			3,264,015

Options Purchased	Value
(Cost — $2,333,334) — 0.2%	$1,991,055
Total Investments Before Options Written (Cost — $1,115,874,520) — 144.0%	1,180,372,377

Options Written
(Premiums Received — $8,319,002) — (1.1)%	(8,965,566)
Total Investments, Net of Options Written (Cost — $1,107,555,518) — 142.9%	1,171,406,811
Liabilities in Excess of Other Assets — (42.9)%	(352,092,858)
Net Assets — 100.0%	$819,313,953

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
BNP Paribas Securities Corp.	$981,036	—
Wells Fargo Securities, LLC	$984,240	$2

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Convertible security.
(h)	Zero-coupon bond.
(i)	Amount is less than $500.
(j)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	742,474	2,521,541	3,264,015	$1,469

(k)	Represents the current yield as of report date.
•	As of February 28, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.28%	2/10/14	Open	$3,373,000	$3,383,494
UBS Securities LLC	0.32%	2/10/14	Open	2,369,000	2,377,515
UBS Securities LLC	0.32%	2/10/14	Open	1,348,000	1,353,039
UBS Securities LLC	0.32%	2/10/14	Open	2,289,000	2,297,243
UBS Securities LLC	0.32%	2/10/14	Open	1,355,000	1,360,063
UBS Securities LLC	0.32%	2/10/14	Open	1,416,000	1,421,271
UBS Securities LLC	0.33%	2/10/14	Open	1,073,000	1,077,217
UBS Securities LLC	0.34%	2/10/14	Open	1,233,000	1,237,910
UBS Securities LLC	0.34%	2/10/14	Open	3,805,000	3,819,213
UBS Securities LLC	0.34%	2/10/14	Open	1,410,000	1,415,550
UBS Securities LLC	0.34%	2/10/14	Open	827,000	830,441
UBS Securities LLC	0.34%	2/10/14	Open	1,853,000	1,860,153

See Notes to Financial Statements.
SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	19

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

As of February 28, 2015, reverse repurchase agreements outstanding were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	0.40%	2/10/14	Open	$496,000	$498,561
Deutsche Bank Securities, Inc.	0.07%	4/16/14	Open	2,000,000	2,002,989
Deutsche Bank Securities, Inc.	0.18%	4/16/14	Open	6,100,000	6,107,365
UBS Securities LLC	0.32%	5/13/14	Open	1,610,000	1,614,614
UBS Securities LLC	0.34%	5/13/14	Open	1,172,000	1,175,671
UBS Securities LLC	0.34%	5/13/14	Open	633,000	635,190
UBS Securities LLC	0.40%	5/13/14	Open	3,880,000	3,892,995
Barclays Capital, Inc.	0.35%	5/14/14	Open	534,000	536,171
Barclays Capital, Inc.	0.35%	5/14/14	Open	556,000	557,973
Barclays Capital, Inc.	0.35%	5/14/14	Open	354,000	355,420
Barclays Capital, Inc.	0.35%	5/14/14	Open	272,000	273,195
Barclays Capital, Inc.	0.35%	5/14/14	Open	979,000	982,210
Barclays Capital, Inc.	0.35%	5/14/14	Open	468,000	469,656
Barclays Capital, Inc.	0.35%	5/14/14	Open	294,000	295,255
Barclays Capital, Inc.	0.35%	5/14/14	Open	738,000	740,352
Barclays Capital, Inc.	(1.75)%	6/25/14	Open	1,102,710	1,089,363
Barclays Capital, Inc.	0.35%	6/26/14	Open	2,981,250	2,988,888
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	1,069,000	1,071,763
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	1,823,000	1,827,394
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	2,172,000	2,177,149
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	968,000	970,544
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	963,000	965,533
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	1,884,000	1,888,526
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	490,000	491,542
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	1,203,000	1,206,210
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	834,000	836,364
BNP Paribas Securities Corp.	0.39%	7/07/14	Open	853,000	855,407
HSBC Securities (USA), Inc.	0.55%	9/16/14	Open	3,198,750	3,207,263
Bank of America Securities LLC	0.14%	10/28/14	Open	1,306,000	1,307,075
Bank of America Securities LLC	0.14%	10/28/14	Open	820,000	820,392
BNP Paribas Securities Corp.	0.14%	10/28/14	Open	847,000	848,018
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	3,986,000	3,990,630
BNP Paribas Securities Corp.	0.34%	10/28/14	Open	1,321,000	1,322,535
BNP Paribas Securities Corp.	0.35%	10/28/14	Open	4,751,000	4,756,681
BNP Paribas Securities Corp.	0.36%	10/28/14	Open	1,509,000	1,510,856
BNP Paribas Securities Corp.	0.36%	10/28/14	Open	2,407,000	2,409,961
BNP Paribas Securities Corp.	0.36%	10/28/14	Open	967,000	968,189
Barclays Capital, Inc.	0.35%	10/29/14	Open	3,228,000	3,239,030
BNP Paribas Securities Corp.	0.39%	10/31/14	Open	2,147,000	2,149,526
BNP Paribas Securities Corp.	0.39%	10/31/14	Open	821,000	821,966
BNP Paribas Securities Corp.	0.39%	10/31/14	Open	1,904,000	1,906,240
Barclays Capital, Inc.	(3.00)%	11/10/14	Open	866,000	857,990
Barclays Capital, Inc.	0.35%	11/10/14	Open	1,076,000	1,077,257
Barclays Capital, Inc.	0.35%	11/10/14	Open	1,032,000	1,033,114
Barclays Capital, Inc.	0.35%	11/10/14	Open	4,796,000	4,801,176
HSBC Securities (USA), Inc.	0.40%	11/10/14	Open	4,289,500	4,294,790
HSBC Securities (USA), Inc.	0.40%	11/10/14	Open	7,682,500	7,691,975
HSBC Securities (USA), Inc.	0.40%	11/10/14	Open	4,169,900	4,175,043
HSBC Securities (USA), Inc.	0.40%	11/10/14	Open	4,358,094	4,363,469
HSBC Securities (USA), Inc.	0.40%	11/10/14	Open	4,691,341	4,697,127
HSBC Securities (USA), Inc.	0.40%	11/10/14	Open	7,707,000	7,716,505
BNP Paribas Securities Corp.	0.13%	11/10/14	Open	1,030,000	1,030,413
BNP Paribas Securities Corp.	0.14%	11/10/14	Open	854,000	854,369
BNP Paribas Securities Corp.	0.14%	11/10/14	Open	1,353,000	1,353,584
BNP Paribas Securities Corp.	0.14%	11/10/14	Open	6,547,000	6,549,826
BNP Paribas Securities Corp.	0.14%	11/10/14	Open	1,358,000	1,358,586
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	2,679,000	2,681,891
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	1,564,000	1,565,688
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	4,083,000	4,087,406
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	2,131,000	2,133,300
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	1,754,000	1,755,893
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	857,000	857,925
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	4,769,000	4,774,146
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	1,211,000	1,212,307
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	1,125,000	1,126,214

See Notes to Financial Statements.
20	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

As of February 28, 2015, reverse repurchase agreements outstanding were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	$2,137,000	$2,139,306
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	1,147,000	1,148,238
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	2,914,000	2,917,145
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	1,009,000	1,010,089
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	488,000	488,527
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	1,310,000	1,311,414
BNP Paribas Securities Corp.	0.35%	11/10/14	Open	2,818,000	2,821,041
UBS Securities LLC	0.34%	11/10/14	Open	1,212,000	1,213,271
UBS Securities LLC	0.34%	11/10/14	Open	1,911,000	1,913,003
UBS Securities LLC	0.34%	11/10/14	Open	1,520,000	1,521,593
UBS Securities LLC	0.34%	11/10/14	Open	3,932,000	3,936,122
UBS Securities LLC	0.34%	11/10/14	Open	176,000	176,184
UBS Securities LLC	0.34%	11/10/14	Open	1,206,000	1,207,264
UBS Securities LLC	0.34%	11/10/14	Open	1,409,000	1,410,477
UBS Securities LLC	0.34%	11/10/14	Open	1,584,000	1,585,661
UBS Securities LLC	0.34%	11/10/14	Open	1,550,000	1,551,625
UBS Securities LLC	0.34%	11/10/14	Open	1,447,000	1,448,517
UBS Securities LLC	0.34%	11/10/14	Open	3,614,000	3,617,789
UBS Securities LLC	0.34%	11/10/14	Open	4,265,000	4,269,471
UBS Securities LLC	0.34%	11/10/14	Open	1,369,000	1,370,435
UBS Securities LLC	0.34%	11/10/14	Open	1,360,000	1,361,426
UBS Securities LLC	0.34%	11/10/14	Open	942,000	942,987
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,600,000	1,601,533
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,924,000	1,925,844
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,817,000	1,818,741
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,736,000	1,737,664
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	2,020,000	2,021,936
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,961,000	1,962,879
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,900,000	1,901,821
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,701,000	1,702,630
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,878,000	1,879,800
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	2,080,000	2,081,993
RBC Capital Markets, LLC	0.34%	12/19/14	Open	3,421,063	3,423,389
Credit Suisse Securities (USA) LLC	0.50%	12/19/14	Open	1,637,000	1,638,569
Credit Suisse Securities (USA) LLC	0.50%	12/19/14	Open	1,855,000	1,856,778
BNP Paribas Securities Corp.	0.07%	1/21/15	Open	2,413,264	2,413,620
BNP Paribas Securities Corp.	0.09%	1/21/15	Open	547,968	548,050
BNP Paribas Securities Corp.	0.11%	1/21/15	Open	3,057,600	3,058,052
BNP Paribas Securities Corp.	0.11%	1/21/15	Open	3,057,600	3,058,052
BNP Paribas Securities Corp.	0.13%	1/21/15	Open	1,124,000	1,124,166
BNP Paribas Securities Corp.	0.14%	1/21/15	Open	2,405,000	2,405,355
Credit Suisse Securities (USA) LLC	0.22%	2/11/15	3/12/15	42,315,000	42,322,758
BNP Paribas Securities Corp.	0.00%	2/12/15	Open	72,435,000	72,437,052
Credit Suisse Securities (USA) LLC	0.07%	2/17/15	Open	15,281,250	15,282,167
Total				$367,462,790	$367,812,199
[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Long/(Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(248)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	USD	31,693,625	$25,553
(342)	2-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	USD	74,753,719	17,409
173	5-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	USD	20,635,656	(14,549)
250	90 Day Euro Future	ICE Futures Europe	June 2015	GBP	47,955,864	(4,018)
640	90 Day Euro Future	Chicago Mercantile	June 2015	USD	159,400,000	44,768
230	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	June 2015	USD	38,704,688	44,589
(608)	90-Day Euro-Dollar	Chicago Mercantile	September 2015	USD	151,156,400	(50,721)
(250)	90 Day Euro Future	ICE Futures Europe	September 2015	GBP	47,917,268	8,217
(110)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	27,227,750	(16,677)
100	90 Day Euro Future	Chicago Mercantile	December 2016	USD	24,596,250	29,664
(100)	90 Day Euro Future	Chicago Mercantile	December 2017	USD	24,467,500	(62,003)
Total						$22,232

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	As of February 28, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	276,000	USD	309,469	BNP Paribas S.A.	4/21/15	$(433)
EUR	62,000	USD	70,121	Standard Chartered Bank	4/21/15	(700)
EUR	80,000	USD	90,577	State Street Bank and Trust Co.	4/21/15	(1,001)
GBP	1,573,000	USD	2,374,602	State Street Bank and Trust Co.	4/21/15	53,057
USD	3,696,262	EUR	3,203,000	Citibank N.A.	4/21/15	109,887
USD	19,117,743	GBP	12,603,000	Bank of America N.A.	4/21/15	(332,855)
Total						$(172,045)
•	As of February 28, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.95%	Pay	3-Month LIBOR	10/30/15	USD	36,500	$512,359
5-Year Interest Rate Swap	Citibank N.A.	Call	1.75%	Pay	3-Month LIBOR	2/12/16	USD	6,000	60,635
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.25%	Pay	3-Month LIBOR	2/13/17	USD	3,000	94,201
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.25%	Pay	3-Month LIBOR	2/17/17	USD	3,000	94,226
10-Year Interest Rate Swap	Deutsche Bank AG	Call	4.50%	Pay	3-Month LIBOR	5/22/18	USD	12,000	142,903
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.35%	Receive	3-Month LIBOR	5/22/15	USD	1,600	14,387
10-Year Interest Rate Swap	Citibank N.A.	Put	2.35%	Receive	3-Month LIBOR	5/22/15	USD	3,600	32,370
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.95%	Receive	3-Month LIBOR	10/30/15	USD	36,500	517,761
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.00%	Receive	3-Month LIBOR	2/03/22	USD	5,000	173,992
10-Year Interest Rate Swap	Bank of America N.A.	Put	4.00%	Receive	3-Month LIBOR	2/04/22	USD	5,000	173,991
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	4.00%	Receive	3-Month LIBOR	2/11/22	USD	5,000	174,230
Total									$1,991,055

•	As of February 28, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.45%	Pay	3-Month LIBOR	10/30/15	USD	36,500	$(180,474)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.50%	Pay	3-Month LIBOR	5/22/15	USD	24,000	(797,684)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.79%	Pay	3-Month LIBOR	11/17/15	USD	27,000	(1,461,661)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.40%	Pay	3-Month LIBOR	12/21/15	USD	5,000	(157,635)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Call	1.60%	Pay	3-Month LIBOR	1/20/16	USD	6,400	(45,601)
10-Year Interest Rate Swap	BNP Paribas S.A.	Call	1.55%	Pay	3-Month LIBOR	1/21/16	USD	27,700	(176,174)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	0.44%	Pay	3-Month LIBOR	1/22/16	EUR	6,680	(61,173)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	0.48%	Pay	3-Month LIBOR	1/22/16	EUR	6,670	(71,186)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.60%	Pay	3-Month LIBOR	1/26/16	USD	6,300	(45,411)
5-Year Interest Rate Swap	Citibank N.A.	Call	1.40%	Pay	3-Month LIBOR	2/12/16	USD	12,000	(60,945)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.50%	Pay	3-Month LIBOR	3/17/16	USD	12,000	(452,022)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	2.60%	Pay	3-Month LIBOR	3/17/16	USD	12,000	(515,930)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.75%	Pay	3-Month LIBOR	1/09/17	USD	2,500	(39,226)
10-Year Interest Rate Swap	Credit Suisse International	Call	1.75%	Pay	3-Month LIBOR	1/09/17	USD	2,500	(39,226)
10-Year Interest Rate Swap	HSBC Bank USA, N.A.	Call	1.75%	Pay	3-Month LIBOR	1/17/17	USD	3,300	(52,159)
10-Year Interest Rate Swap	Credit Suisse International	Call	2.47%	Pay	3-Month LIBOR	2/06/17	USD	4,900	(197,340)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.50%	Pay	3-Month LIBOR	2/13/17	USD	4,500	(49,761)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.90%	Pay	3-Month LIBOR	2/13/17	USD	6,900	(138,289)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.50%	Pay	3-Month LIBOR	2/17/17	USD	4,500	(49,897)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-Month LIBOR	5/22/15	USD	24,000	(1,515)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.70%	Receive	3-Month LIBOR	5/26/15	USD	4,000	(9,275)
10-Year Interest Rate Swap	HSBC Bank USA	Put	2.70%	Receive	3-Month LIBOR	5/26/15	USD	4,000	(9,275)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-Month LIBOR	10/30/15	USD	36,500	(282,143)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.79%	Receive	3-Month LIBOR	11/17/15	USD	27,000	(302,420)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.70%	Receive	3-Month LIBOR	12/21/15	USD	5,000	(77,144)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	2.60%	Receive	3-Month LIBOR	1/20/16	USD	6,400	(130,035)
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	2.55%	Receive	3-Month LIBOR	1/21/16	USD	27,700	(613,369)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	0.44%	Receive	3-Month LIBOR	1/22/16	EUR	6,680	(42,281)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	0.48%	Receive	3-Month LIBOR	1/22/16	EUR	6,670	(37,389)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.48%	Receive	3-Month LIBOR	1/22/16	EUR	6,650	(37,277)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	0.55%	Receive	3-Month LIBOR	1/22/16	EUR	10,000	(45,599)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.60%	Receive	3-Month LIBOR	1/26/16	USD	6,300	(130,373)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.60%	Receive	3-Month LIBOR	3/17/16	USD	12,000	(55,763)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	0.60%	Receive	3-Month LIBOR	4/26/16	EUR	15,000	(87,944)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-Month LIBOR	5/22/18	USD	24,000	(88,235)

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

As of February 28, 2015, OTC interest rate swaptions written were as follows (concluded):

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-Month LIBOR	1/09/17	USD	2,500	$(83,722)
10-Year Interest Rate Swap	Credit Suisse International	Put	2.75%	Receive	3-Month LIBOR	1/09/17	USD	2,500	(83,722)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.50%	Receive	3-Month LIBOR	1/09/17	USD	4,200	(60,475)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	3.50%	Receive	3-Month LIBOR	1/09/17	USD	4,400	(63,355)
10-Year Interest Rate Swap	BNP Paribas S.A.	Put	3.50%	Receive	3-Month LIBOR	1/09/17	USD	9,300	(133,909)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.55%	Receive	3-Month LIBOR	1/09/17	USD	15,000	(203,627)
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	3.60%	Receive	3-Month LIBOR	1/09/17	USD	4,400	(56,303)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.70%	Receive	3-Month LIBOR	1/12/17	USD	1,000	(35,475)
10-Year Interest Rate Swap	HSBC Bank USA, N.A.	Put	2.75%	Receive	3-Month LIBOR	1/17/17	USD	3,300	(111,609)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-Month LIBOR	1/30/17	USD	2,000	(68,708)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-Month LIBOR	1/30/17	USD	2,000	(68,708)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.75%	Receive	3-Month LIBOR	1/30/17	USD	4,000	(137,415)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	2.75%	Receive	3-Month LIBOR	1/30/17	USD	6,800	(233,606)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.70%	Receive	3-Month LIBOR	2/02/17	USD	2,000	(72,686)
10-Year Interest Rate Swap	Credit Suisse International	Put	2.47%	Receive	3-Month LIBOR	2/06/17	USD	4,900	(224,348)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.90%	Receive	3-Month LIBOR	2/13/17	USD	6,900	(206,010)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-Month LIBOR	2/13/17	USD	3,000	(46,205)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	3.50%	Receive	3-Month LIBOR	2/17/17	USD	3,000	(46,624)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.70%	Receive	3-Month LIBOR	1/08/18	USD	5,000	(101,844)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-Month LIBOR	2/03/22	USD	10,000	(128,314)
10-Year Interest Rate Swap	Bank of America N.A.	Put	6.00%	Receive	3-Month LIBOR	2/04/22	USD	10,000	(128,340)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	6.00%	Receive	3-Month LIBOR	2/11/22	USD	10,000	(128,730)
Total									$(8,965,566)

•	As of February 28, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	3-Month LIBOR	Chicago Mercantile	N/A	6/25/15	USD	41,800	$(36,182)
1.64%[1]	3-Month LIBOR	Chicago Mercantile	4/06/15[2]	5/31/19	USD	34,400	(141,235)
1.65%[1]	3-Month LIBOR	Chicago Mercantile	4/06/15[2]	5/31/19	USD	21,100	(91,464)
1.65%[3]	3-Month LIBOR	Chicago Mercantile	N/A	2/27/20	USD	16,100	(3,213)
0.27%[1]	6-Month EURIBOR	Chicago Mercantile	3/03/15[2]	3/03/20	EUR	3,900	159
0.27%[3]	6-Month EURIBOR	Chicago Mercantile	3/03/15[2]	3/03/20	EUR	4,100	(404)
2.18%[1]	3-Month LIBOR	Chicago Mercantile	3/31/15[2]	10/31/21	USD	10,300	(189,238)
1.70%[3]	3-Month LIBOR	Chicago Mercantile	N/A	1/16/22	USD	1,200	(15,041)
2.59%[3]	3-Month LIBOR	Chicago Mercantile	N/A	7/22/24	USD	2,300	100,679
2.62%[3]	3-Month LIBOR	Chicago Mercantile	N/A	7/24/24	USD	2,200	101,331
2.19%[3]	3-Month LIBOR	Chicago Mercantile	N/A	12/18/24	USD	3,700	24,181
2.15%[1]	3-Month LIBOR	Chicago Mercantile	N/A	2/19/25	USD	1,050	(2,500)
2.08%[3]	3-Month LIBOR	Chicago Mercantile	3/02/15[2]	3/02/25	USD	2,000	(8,835)
2.08%[3]	3-Month LIBOR	Chicago Mercantile	3/02/15[2]	3/02/25	USD	2,000	(8,558)
2.36%[3]	3-Month LIBOR	Chicago Mercantile	1/12/16[2]	1/12/26	USD	6,500	11,547
2.18%[3]	3-Month LIBOR	Chicago Mercantile	2/08/16[2]	2/08/26	USD	2,200	(34,063)
2.20%[1]	3-Month LIBOR	Chicago Mercantile	N/A	2/04/45	USD	700	45,280
2.58%[3]	3-Month LIBOR	Chicago Mercantile	N/A	2/26/45	USD	700	13,951
2.61%[1]	3-Month LIBOR	Chicago Mercantile	1/12/16[2]	1/12/46	USD	2,800	(23,274)
2.42%[1]	3-Month LIBOR	Chicago Mercantile	2/08/16[2]	2/08/46	USD	900	31,053
Total							$(225,826)
[1]	Trust pays the fixed rate and receives the floating rate.
[2]	Forward swap.
[3]	Trust pays the floating rate and receives the fixed rate.

•	As of February 28, 2015, OTC credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	2,800	$(39,666)	$ 9,936	$(49,602)
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD	3,600	(45,958)	90,965	(136,923)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(9)	8	(17)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(9)	8	(17)
Total						$(85,642)	$100,917	$(186,559)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	As of February 28, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	1,810	$21,882	$(46,316)	$68,198
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	USD	1,460	17,650	(38,098)	55,748
MetLife, Inc.	1.00%	Morgan Stanley Capital Services LLC	9/20/16	A-	USD	550	6,649	(12,553)	19,202
MetLife, Inc.	1.00%	Goldman Sachs Bank USA	9/20/16	A-	USD	1,000	12,089	(25,397)	37,486
MetLife, Inc.	1.00%	Credit Suisse International	9/20/16	A-	USD	1,080	13,056	(30,819)	43,875
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	595	8,053	(15,664)	23,717
MetLife, Inc.	1.00%	Citibank N.A.	12/20/16	A-	USD	575	7,791	(16,499)	24,290

Total							$ 87,170	$(185,346)	$272,516
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.
•	As of February 28, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
0.00%[3]	3-Month LIBOR	JPMorgan Chase Bank N.A.	9/26/17[4]	9/26/19	USD	21,000	$9,354	—	$9,354
0.00%[3]	3-Month LIBOR	JPMorgan Chase Bank N.A.	1/30/17[4]	1/30/25	USD	2,500	2,524	—	2,524
Total							$11,878	—	$11,878
[3]	Trust pays the floating rate and receives the fixed rate.
[4]	Forward swap.
•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$89,628,686	$19,079,871	$108,708,557
Corporate Bonds	—	573,959,430	11,943,350	585,902,780
Foreign Agency Obligations	—	18,712,451	—	18,712,451
Municipal Bonds	—	25,529,160	—	25,529,160
Non-Agency Mortgage-Backed Securities	—	109,791,289	6,030,732	115,822,021
Preferred Securities	$13,936,053	100,270,914	—	114,206,967
U.S. Government Sponsored Agency Securities	—	99,549,159	—	99,549,159
U.S. Treasury Obligations	—	106,686,212	—	106,686,212
Short-Term Securities	3,264,015	—	—	3,264,015
Options Purchased:
Interest Rate Contracts	—	1,991,055	—	1,991,055
Total	$17,200,068	$1,126,118,356	$37,053,953	$1,180,372,377

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$272,516	—	$272,516
Foreign currency exchange contracts	—	162,944	—	162,944
Interest rate contracts	$170,200	340,059	—	510,259
Liabilities:
Credit contracts	—	(186,559)	—	(186,559)
Foreign currency exchange contracts	—	(334,989)	—	(334,989)
Interest rate contracts	(147,968)	(9,519,573)	—	(9,667,541)
Total	$22,232	$(9,265,602)	—	$(9,243,370)
[1]	Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$263,422	—	—	$263,422
Cash pledged as collateral for OTC derivatives	5,716,000	—	—	5,716,000
Cash pledged for financial futures contracts	1,017,000	—	—	1,017,000
Foreign currency at value	55,692	—	—	55,692
Liabilities:
Reverse repurchase agreements	—	$(367,812,199)	—	(367,812,199)
Total	$7,052,114	$(367,812,199)	—	$(360,760,085)

During the six months ended February 28, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of August 31, 2014	$6,755,839	$8,777,320	—	$15,533,159
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[2]	(6,237,350)	(2,409,020)	—	(8,646,370)
Accrued discounts/premiums	(81,991)	—	$344	(81,647)
Net realized gain	(146,511)	(1,472,146)	4	(1,618,653)
Net change in unrealized appreciation/depreciation[3,4]	(627,987)	(402,714)	14,187	(1,016,514)
Purchases[5]	19,417,871	7,449,910	6,016,201	32,883,982
Sales	—	—	(4)	(4)
Closing Balance, as of February 28, 2015	$19,079,871	$11,943,350	$6,030,732	$37,053,953
Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015[4]	$(627,987)	$(731,186)	$14,187	$(1,344,986)
[2]	As of August 31, 2014, the Trust used significant unobservable inputs in determining the value of certain investments. As of February 28, 2015, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $8,646,370 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[4]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.
[5]	Includes investments acquired in the reorganization.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could results in a significantly lower or higher value of such Level 3 instruments.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	25

Consolidated Schedule of Investments February 28, 2015 (Unaudited)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Auto Components — 0.3%
The Goodyear Tire & Rubber Co.	197,824	$5,287,835
Capital Markets — 1.7%
American Capital Ltd. (a)	1,434,697	20,946,576
E*Trade Financial Corp. (a)	246,100	6,407,214
Uranium Participation Corp. (a)	176,860	789,440
		28,143,230
Chemicals — 0.6%
Advanced Emissions Solutions, Inc. (a)	168,580	2,798,428
Huntsman Corp.	278,317	6,251,000
		9,049,428
Communications Equipment — 0.4%
Nokia OYJ—ADR	877,870	7,031,739
Consumer Finance — 1.7%
Ally Financial, Inc.	1,101,275	22,884,495
Ally Financial, Inc. (a)	198,832	4,131,729
		27,016,224
Diversified Consumer Services — 0.2%
HMH Holdings/EduMedia (a)	206,188	4,078,399
Diversified Financial Services — 0.1%
Concrete Investments II S.C.A	4,997	—
Kcad Holdings I Ltd. (a)	1,563,279,160	1,563,279
		1,563,279
Diversified Telecommunication Services — 0.4%
Broadview Networks Holdings, Inc. (a)	192,400	346,319
Level 3 Communications, Inc. (a)	115,920	6,243,451
		6,589,770
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	365,353	4
Energy Equipment & Services — 0.3%
Laricina Energy Ltd. (a)(b)	211,764	2,095,449
Osum Oil Sands Corp. (a)(b)	400,000	2,681,385
		4,776,834
Hotels, Restaurants & Leisure — 0.7%
Amaya, Inc. (a)	377,280	10,861,777
Insurance — 0.9%
American International Group, Inc.	256,865	14,212,340
Media — 0.3%
Cengage Thomson Learning (a)	211,142	4,552,855
Metals & Mining — 0.2%
African Minerals Ltd. (a)	225,302	4
Constellium NV, Class A (a)	122,646	2,319,236
Peninsula Energy Ltd. (a)	102,691,927	1,227,594
		3,546,834
Oil, Gas & Consumable Fuels — 1.1%
African Petroleum Corp. Ltd. (a)	331,833	20,743
General Maritime Corp.	953,381	14,720,203
Seven Generations Energy Ltd. (Acquired 3/25/14, cost $2,419, 572) (a)(b)(c)	216,000	2,987,473
		17,728,419
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)	2,147,503	5,784,177
Ainsworth Lumber Co. Ltd. (a)(d)	614,940	1,657,746
Western Forest Products, Inc.	543,106	926,535
		8,368,458
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)	1,025	33,476
Trading Companies & Distributors — 0.3%
HD Supply Holdings, Inc. (a)	139,579	4,118,278
Total Common Stocks — 9.7%		156,959,179
Asset-Backed Securities		Par (000)	Value
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.75%, 7/15/26 (d)(e)	USD	500	$461,250
ALM Loan Funding, Series 2013-7RA (d)(e):
Class C, 3.71%, 4/24/24		2,840	2,755,669
Class D, 5.26%, 4/24/24		2,360	2,190,198
ALM XII, Ltd., Series 2015-12A, Class C1, 3.95%, 4/16/27 (d)(e)		1,500	1,426,350
ALM XIV Ltd., Series 2014-14A (d)(e):
Class C, 3.71%, 7/28/26		750	711,856
Class D, 5.11%, 7/28/26		250	219,321
AMMC CLO 15 Ltd., Series 2014-15A (d)(e):
Class C1, 3.70%, 12/09/26		1,000	990,000
Class D, 4.44%, 12/09/26		1,000	960,000
Apidos CLO XVIII, Series 2014-18A, Class C, 3.91%, 7/22/26 (d)(e)		550	527,327
Ares CLO Ltd. (d)(e):
2.55%, 11/15/25		1,000	999,950
Series 2014-32A, Class C, 4.45%, 11/15/25		1,250	1,241,675
Atlas Senior Loan Fund V, Ltd., Series 2014-1A (d)(e):
Class C, 3.25%, 7/16/26		250	242,443
Class D, 3.70%, 7/16/26		250	234,345
Avalon IV Capital, Ltd., Series 2012-1AR, Class CR, 3.11%, 4/17/23 (d)(e)		850	841,271
Benefit Street Partners CLO, Ltd., Series 2014-IVA, Class C, 3.76%, 7/20/26 (d)(e)		500	469,915
BlueMountain CLO 2014-1, Ltd., Series 2014-1A, Class C, 3.00%, 4/30/26 (d)(e)		1,000	966,884
Carlyle Global Market Strategies CLO 2012-2, Ltd., Series 2012-2AR, Class ER, 6.36%, 7/20/23 (d)(e)		580	575,711
Carlyle Global Market Strategies CLO 2014-5 Ltd., Series 2014-5A, Class C, 4.43%, 10/16/25 (d)(e)		1,000	996,559
Cedar Funding Ltd., Series 2014-3A (d)(e):
Class C, 3.06%, 5/20/26		800	765,181
Class D, 3.81%, 5/20/26		535	504,368
CIFC Funding 2014-II, Ltd., Series 2014-2A, Class A3L, 3.08%, 5/24/26 (d)(e)		500	487,367
CIFC Funding 2014-V, Ltd., Series 2014-5A, Class C, 3.59%, 1/17/27 (d)(e)		1,000	984,100
CIFC Funding Ltd., Series 2014-3A (d)(e):
Class C1, 3.06%, 7/22/26		500	484,717
Class D, 3.66%, 7/22/26		250	235,676
Dryden Senior Loan Fund, Series 2014-36A, Class D, 4.02%, 11/09/25 (d)(e)		1,000	950,000
Galaxy CLO Ltd., Series 2014-18A, Class C1, 3.26%, 10/15/26 (d)(e)		500	493,555
Highbridge Loan Management 4-2014 Ltd., Series 4A-2014, Class B, 3.26%, 7/28/25 (d)(e)		820	794,741
ING IM CLO 2012-4, Ltd., Series 2012-4A, Class C, 4.75%, 10/15/23 (d)(e)		1,000	1,002,667
Jamestown CLO IV Ltd., Series 2014-4A, Class C, 3.75%, 7/15/26 (d)(e)		250	237,967
LCM X LP, Series 10AR, Class ER, 5.75%, 4/15/22 (d)(e)		1,000	984,812
Madison Park Funding, Ltd. (d)(e):
Series 2012-8AR, Class CR, 3.06%, 4/22/22		500	493,942
Series 2012-8AR, Class DR, 4.11%, 4/22/22		250	246,823
Series 2014-14A,Class D, 3.86%, 7/20/26		500	481,156
Neuberger Berman CLO XVII, Ltd., Series 2014-17A, Class D, 3.80%, 8/04/25 (d)(e)		500	470,907
Neuberger Berman CLO XVIII Ltd., Series 2014-18A:
Class B, 3.38%, 11/14/25 (d)(e)		1,250	1,221,933
Class C, 3.98%, 11/14/25 (d)(e)		1,500	1,430,655
Oaktree EIF II Series A2, Ltd., Series 2014-A2, Class C, 3.50%, 11/15/25 (d)(e)		2,000	1,975,245

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Octagon Investment Partners XII, Ltd., Series 2012-1AR, Class ER, 5.76%, 5/05/23 (d)(e)	USD	1,200	$1,186,672
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 3.91%, 8/12/26 (d)(e)		250	241,250
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class C1, 3.54%, 11/22/25 (d)(e)		1,000	996,758
Octagon Investment Partners XXII, Ltd., Series 2014-1A (d)(e):
Class B2, 2.59%, 11/22/25		1,000	1,000,022
Class D1, 4.19%, 11/22/25		1,000	976,603
OZLM IX Ltd., Series 2014-9A, Class C, 3.85%, 1/20/27 (d)(e)		1,250	1,192,755
Palmer Square CLO, Ltd., Series 2014-1A (d)(e):
Class B, 2.81%, 10/17/22		1,100	1,072,811
Class C, 4.11%, 10/17/22		845	837,419
Sound Point CLO Ltd., Series 2014-3A, Class D, 3.89%, 1/23/27 (d)(e)		1,500	1,373,250
Steele Creek CLO 2014-1 Ltd., Series 2014-1A, Class B, 2.48%, 8/21/26 (d)(e)		500	488,115
TICP CLO II Ltd., Series 2014-2A, Class A1A, 1.71%, 7/20/26 (d)(e)		1,000	991,933
TICP CLO III Ltd., Series 2014-3A, Class C, 3.48%, 1/20/27 (d)(e)		1,000	1,006,752
Venture CDO Ltd., Series 2014-17A, Class C, 3.10%, 7/15/26 (d)(e)		500	483,422
Venture XIII CLO Ltd., Series 2013-13A, Class D, 3.81%, 6/10/25 (d)(e)		1,000	961,232
Venture XIX CLO, Ltd., Series 2014-19A, Class C, 3.54%, 1/15/27 (d)(e)		1,000	981,400
Voya CLO, Ltd., Series 2014-4A (d)(e):
Class C, 4.23%, 10/14/26		1,750	1,727,302
Class D, 5.73%, 10/14/26		1,000	919,661
Washington Mill CLO, Ltd., Series 2014-1A (d)(e):
Class C, 3.26%, 4/20/26		515	501,021
Class D, 3.71%, 4/20/26		660	617,219
WhiteHorse IX, Ltd., Series 2014-9A, Class C, 2.96%, 7/17/26 (d)(e)		250	236,034
WhiteHorse, Ltd., Series 2014-1A, Class C, 3.01%, 5/01/26 (d)(e)		680	641,432
Total Asset-Backed Securities — 3.0%			49,489,599

Corporate Bonds
Aerospace & Defense — 1.4%
Bombardier, Inc., 7.50%, 3/15/25 (d)(f)		1,450	1,450,000
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (d)		1,160	1,216,550
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (d)		1,140	1,276,800
Oshkosh Corp., 5.38%, 3/01/25 (d)(f)		566	578,735
TransDigm, Inc.:
5.50%, 10/15/20		2,490	2,465,100
6.00%, 7/15/22		9,680	9,801,000
6.50%, 7/15/24		6,048	6,184,080
			22,972,265
Air Freight & Logistics — 0.3%
National Air Cargo Group, Inc.:
12.38%, 8/16/15		1,062	1,062,366
12.38%, 9/02/15		1,044	1,043,758
XPO Logistics, Inc., 7.88%, 9/01/19 (d)		3,163	3,362,665
			5,468,789
Corporate Bonds		Par (000)	Value
Airlines — 2.8%
American Airlines Group, Inc. (d):
5.50%, 10/01/19	USD	750	$784,688
4.63%, 3/01/20		1,450	1,451,813
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (d)		6,420	6,484,200
Continental Airlines Pass-Through Trust:
Series 1997-4, Class B, 6.90%, 7/02/18		222	230,312
Series 2012-3, Class C, 6.13%, 4/29/18		5,145	5,453,700
Delta Air Lines Pass-Through Trust, Class B:
Series 2009-1, 9.75%, 6/17/18		828	933,604
Series 2010-1, 6.38%, 7/02/17 (d)		2,647	2,746,262
US Airways Pass-Through Trust:
Series 2012-1, Class C, 9.13%, 10/01/15		1,306	1,345,597
Series 2012-2, Class C, 5.45%, 6/03/18		5,720	5,905,900
Series 2013-1, Class B, 5.38%, 5/15/23		5,198	5,405,924
Virgin Australia Trust, Series 2013-1 (d):
Class C, 7.13%, 10/23/18		7,463	7,593,937
Class D, 8.50%, 10/23/16		6,784	6,953,815
			45,289,752
Auto Components — 3.4%
Affinia Group, Inc., 7.75%, 5/01/21		3,109	3,233,360
Autodis SA, 6.50%, 2/01/19	EUR	265	311,696
CNH Industrial Finance Europe SA, 2.75%, 3/18/19		1,422	1,652,529
Dana Holding Corp., 6.75%, 2/15/21	USD	200	212,000
General Motors Financial Co., Inc.:
3.15%, 1/15/20		4,235	4,280,065
4.00%, 1/15/25		5,160	5,287,725
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		352	356,400
4.88%, 3/15/19		7,770	7,993,776
6.00%, 8/01/20		2,973	3,181,110
5.88%, 2/01/22		2,797	2,933,354
IDQ Holdings, Inc., 11.50%, 4/01/17 (d)		2,155	2,268,138
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	490	582,057
Schaeffler Holding Finance BV (g):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21		800	969,097
(6.25% Cash or 0.00% PIK), 6.25%, 11/15/19 (d)	USD	2,860	3,031,600
(6.75% Cash or 0.00% PIK), 6.75%, 11/15/22 (d)		6,023	6,595,185
(6.88% Cash or 7.63% PIK), 6.88%, 8/15/18 (d)		2,400	2,514,000
(6.88% Cash), 6.88%, 8/15/18	EUR	1,660	1,955,148
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		719	843,753
Titan International, Inc., 6.88%, 10/01/20	USD	1,255	1,142,050
UCI International, Inc., 8.63%, 2/15/19		7,080	6,531,300
			55,874,343
Automobiles — 0.8%
General Motors Co.:
4.88%, 10/02/23		940	1,024,004
6.25%, 10/02/43		3,705	4,597,257
5.20%, 4/01/45		4,015	4,445,131
Jaguar Land Rover Automotive PLC, 5.00%, 2/15/22	GBP	1,555	2,628,758
			12,695,150
Banks — 1.4%
Banco Bilbao Vizcaya Argentaria SA (e)(h):
6.75%	EUR	400	455,001
7.00%		1,000	1,155,419

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	27

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Banks (concluded)
Banco Espirito Santo SA:
4.75%, 1/15/18	EUR	1,900	$2,216,559
4.00%, 1/21/19		100	115,111
Bankia SA, 4.00%, 5/22/24 (e)		400	450,418
CIT Group, Inc.:
5.25%, 3/15/18	USD	4,320	4,561,920
6.63%, 4/01/18 (d)		1,400	1,527,750
5.50%, 2/15/19 (d)		6,919	7,394,335
5.00%, 8/01/23		560	590,800
6.00%, 4/01/36		2,800	2,912,000
HSH Nordbank AG, 0.85%, 2/14/17 (e)	EUR	665	642,775
			22,022,088
Beverages — 0.1%
Hydra Dutch Holdings 2BV, 5.57%, 4/15/19 (e)		1,053	1,089,983
Building Products — 1.6%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (d)	USD	1,315	1,341,300
BMBG Bond Finance SCA, 5.07%, 10/15/20 (e)	EUR	1,020	1,148,466
Builders FirstSource, Inc., 7.63%, 6/01/21 (d)	USD	1,503	1,521,788
Building Materials Corp. of America, 6.75%, 5/01/21 (d)		2,490	2,676,750
Cemex SAB de CV:
5.88%, 3/25/19 (d)		1,335	1,382,059
4.38%, 3/05/23	EUR	455	509,168
5.70%, 1/11/25 (d)	USD	2,215	2,171,807
CPG Merger Sub LLC, 8.00%, 10/01/21 (d)		3,590	3,625,900
Momentive Performance Materials, Inc., 3.88%, 10/24/21		3,738	3,317,475
Ply Gem Industries, Inc., 6.50%, 2/01/22		3,550	3,443,500
USG Corp.:
9.75%, 1/15/18		3,935	4,530,247
5.50%, 3/01/25 (d)		1,234	1,261,765
			26,930,225
Capital Markets — 1.9%
American Capital Ltd., 6.50%, 9/15/18 (d)		3,840	4,008,000
Blackstone CQP Holdco LP, 9.30%, 3/18/19		18,193	18,010,589
E*Trade Financial Corp.:
0.00%, 8/31/19 (d)(i)(j)		1,206	3,040,664
5.38%, 11/15/22		2,857	3,014,135
Series A, 0.00%, 8/31/19 (i)(j)		373	940,437
UBS Group AG (e)(h):
5.75%	EUR	800	933,288
7.00%	USD	725	756,710
			30,703,823
Chemicals — 1.4%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV:
5.75%, 2/01/21	EUR	500	593,097
7.38%, 5/01/21 (d)	USD	1,760	1,905,200
Axiall Corp., 4.88%, 5/15/23		629	640,008
Basell Finance Co. BV, 8.10%, 3/15/27 (d)		2,115	2,911,653
Celanese US Holdings LLC:
5.88%, 6/15/21		1,848	2,009,700
4.63%, 11/15/22		1,565	1,580,650
Huntsman International LLC:
8.63%, 3/15/21		945	1,017,453
5.13%, 4/15/21	EUR	1,779	2,110,238
INEOS Finance PLC, 8.38%, 2/15/19 (d)	USD	100	106,650
INEOS Group Holdings SA:
6.13%, 8/15/18 (d)		1,015	1,030,225
6.50%, 8/15/18	EUR	378	439,392
5.75%, 2/15/19		400	464,742
LSB Industries, Inc., 7.75%, 8/01/19	USD	728	758,940
Montichem Holdco SA, 5.25%, 6/15/21	EUR	311	345,449
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18	USD	510	475,575

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
NOVA Chemicals Corp., 5.00%, 5/01/25 (c)	USD	660	$697,125
PSPC Escrow Corp.:
6.50%, 2/01/22 (d)		5,224	5,504,790
6.00%, 2/01/23	EUR	394	464,053
			23,054,940
Commercial Services & Supplies — 2.8%
AA Bond Co., Ltd., 9.50%, 7/31/43	GBP	996	1,688,752
Abengoa Greenfield SA, 6.50%, 10/01/19 (d)	USD	3,326	3,168,015
ADS Waste Holdings, Inc., 8.25%, 10/01/20		1,546	1,607,840
ARAMARK Corp., 5.75%, 3/15/20		3,123	3,263,535
Aviation Capital Group Corp., 6.75%, 4/06/21 (d)		3,002	3,418,155
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 4/01/23		720	754,200
Bilbao Luxembourg SA, (10.50% Cash or 11.25% PIK), 10.50%, 12/01/18 (g)	EUR	423	486,983
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (d)	USD	1,558	1,480,100
Covanta Holding Corp.:
6.38%, 10/01/22		2,300	2,478,250
5.88%, 3/01/24		1,180	1,227,200
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (d)		2,738	2,368,370
Mobile Mini, Inc., 7.88%, 12/01/20		2,040	2,157,300
Mustang Merger Corp., 8.50%, 8/15/21 (d)		2,688	2,741,760
Silk Bidco, 7.50%, 2/01/22	EUR	667	774,397
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	1,890	2,050,650
8.25%, 2/01/21		2,168	2,352,280
7.63%, 4/15/22		5,555	6,170,549
6.13%, 6/15/23		1,055	1,131,487
5.75%, 11/15/24		3,826	4,036,430
Verisure Holding AB:
8.75%, 9/01/18	EUR	790	942,627
8.75%, 12/01/18		673	802,149
			45,101,029
Communications Equipment — 2.6%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (d)	USD	1,735	1,791,387
6.75%, 11/15/20 (d)		3,755	4,017,850
6.45%, 3/15/29		8,343	8,353,429
Avaya, Inc. (d):
7.00%, 4/01/19		3,620	3,656,200
10.50%, 3/01/21		1,355	1,182,238
CommScope, Inc. (d):
5.00%, 6/15/21		1,475	1,493,437
5.50%, 6/15/24		1,413	1,430,663
Nokia OYJ:
5.00%, 10/26/17 (j)	EUR	800	2,648,299
6.63%, 5/15/39	USD	1,961	2,274,760
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		5,153	5,462,180
10.13%, 7/01/20		6,167	6,968,710
6.00%, 4/01/23 (c)		2,600	2,658,500
			41,937,653
Construction & Engineering — 1.0%
AECOM Technology Corp. (d):
5.75%, 10/15/22		1,016	1,064,260
5.88%, 10/15/24		2,662	2,828,375
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	960	913,145
Astaldi SpA, 7.13%, 12/01/20		2,273	2,734,371
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (d)	USD	1,952	2,025,200
H&E Equipment Services, Inc., 7.00%, 9/01/22		2,462	2,529,705
Novafives SAS:
4.07%, 6/30/20 (e)	EUR	455	500,156
4.50%, 6/30/21		320	356,327

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Construction & Engineering (concluded)
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (d)	USD	2,852	$2,880,520
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		862	817,822
			16,649,881
Construction Materials — 2.6%
American Tire Distributors, Inc., 10.25%, 3/01/22 (d)		4,805	5,009,213
HD Supply, Inc.:
11.00%, 4/15/20		9,123	10,445,835
7.50%, 7/15/20		14,575	15,595,250
5.25%, 12/15/21 (d)		9,862	10,244,152
Kerneos Tech Group SAS:
4.83%, 3/01/21 (e)	EUR	194	217,344
5.75%, 3/01/21		262	309,727
Officine MaccaFerri SpA, 5.75%, 6/01/21		780	855,402
Rexel SA, 6.13%, 12/15/19 (d)	USD	203	213,150
			42,890,073
Consumer Finance — 1.9%
Ally Financial, Inc.:
5.13%, 9/30/24		1,711	1,807,244
8.00%, 11/01/31		20,336	26,265,285
Ford Motor Credit Co. LLC, 12.00%, 5/15/15		1,120	1,145,086
IVS F. SpA, 7.13%, 4/01/20	EUR	1,029	1,211,956
			30,429,571
Containers & Packaging — 1.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (d)	USD	1,504	1,507,760
6.00%, 6/30/21 (d)		1,825	1,777,094
4.25%, 1/15/22	EUR	1,855	2,106,976
Ball Corp., 4.00%, 11/15/23	USD	564	554,130
Beverage Packaging Holdings Luxembourg II SA (d):
5.63%, 12/15/16		2,113	2,128,847
6.00%, 6/15/17		2,137	2,158,370
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		93	98,580
Crown European Holdings SA, 4.00%, 7/15/22	EUR	1,325	1,616,188
OI European Group BV, 4.88%, 3/31/21		822	1,037,325
Pactiv LLC:
7.95%, 12/15/25	USD	4,267	4,331,005
8.38%, 4/15/27		736	758,080
Sealed Air Corp. (d):
8.38%, 9/15/21		150	169,687
5.13%, 12/01/24		1,395	1,457,775
SGD Group SAS, 5.63%, 5/15/19	EUR	405	461,147
Tekni-Plex, Inc., 9.75%, 6/01/19 (d)	USD	1,907	2,069,095
			22,232,059
Distributors — 0.3%
VWR Funding, Inc., 7.25%, 9/15/17		4,254	4,456,065
Diversified Consumer Services — 0.2%
Laureate Education, Inc., 10.00%, 9/01/19 (d)		3,065	2,927,075
Diversified Financial Services — 2.4%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21 (d)		1,600	1,738,000
Aircastle, Ltd.:
7.63%, 4/15/20		128	149,120
5.13%, 3/15/21		586	621,160
DFC Finance Corp., 10.50%, 6/15/20 (d)		2,745	2,264,625
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	2,437	3,950,807
HSH Nordbank AG, 0.89%, 2/14/17 (e)	EUR	313	302,189
International Lease Finance Corp., 5.88%, 8/15/22	USD	1,805	2,062,393
Jarden Corp., 1.88%, 9/15/18 (j)		100	171,813

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Jefferies Finance LLC/JFIN Co-Issuer Corp. (d):
7.38%, 4/01/20	USD	3,410	$3,375,900
6.88%, 4/15/22		2,987	2,882,455
Lehman Brother Holding Escrow, 1.00%, 9/22/18 (a)(k)		430	63,425
Lehman Brothers Holdings, Inc.(a)(k):
4.75%, 1/16/2015	EUR	1,890	391,276
1.00%, 2/05/2015		3,950	779,069
5.38%, 10/17/2014		350	72,458
1.00%, 12/31/49	USD	1,535	226,412
Leucadia National Corp., 8.13%, 9/15/15		4,503	4,657,926
MSCI, Inc., 5.25%, 11/15/24 (d)		1,209	1,260,383
Onex Wizard Acquisition Co. II SCA, 7.75%, 2/15/23	EUR	463	544,026
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19	USD	297	308,323
9.00%, 4/15/19		3,405	3,566,737
7.88%, 8/15/19		728	772,408
9.88%, 8/15/19		3,015	3,229,819
5.75%, 10/15/20		4,884	5,073,255
			38,463,979
Diversified Telecommunication Services — 3.4%
CenturyLink, Inc.:
6.45%, 6/15/21		1,125	1,234,688
Series V, 5.63%, 4/01/20		5,420	5,799,400
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (d)		2,350	2,347,062
Frontier Communications Corp.:
8.50%, 4/15/20		2,275	2,570,750
6.25%, 9/15/21		2,750	2,825,625
7.13%, 1/15/23		1,615	1,685,656
7.63%, 4/15/24		735	786,450
6.88%, 1/15/25		1,425	1,428,562
Level 3 Communications, Inc., 8.88%, 6/01/19		1,780	1,884,575
Level 3 Financing, Inc.:
8.13%, 7/01/19		5,885	6,230,744
7.00%, 6/01/20		2,395	2,575,128
8.63%, 7/15/20		6,175	6,730,750
5.63%, 2/01/23 (d)		2,917	3,004,510
Series TIT, 6.00%, 7/24/17 (j)	EUR	900	1,187,122
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	745	795,288
6.00%, 9/30/34		740	765,900
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	380	644,281
Telecom Italia SpA:
6.13%, 11/15/16 (j)		500	768,732
6.38%, 6/24/19	GBP	900	1,540,050
4.88%, 9/25/20	EUR	870	1,118,814
4.50%, 1/25/21		1,350	1,712,537
3.25%, 1/16/23		500	589,845
5.88%, 5/19/23	GBP	1,900	3,235,741
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		1,362	1,667,721
6.75%, 8/15/24		1,982	2,500,747
			55,630,678
Electric Utilities — 0.4%
Homer City Generation LP (g):
(8.14% Cash), 8.14%, 10/01/19	USD	806	816,131
(8.73% Cash), 8.73%, 10/01/26		2,128	2,170,538
Mirant Mid Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		989	1,028,338
Series C, 10.06%, 12/30/28		2,237	2,449,493
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	730	833,147
			7,297,647
See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	29

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Electrical Equipment — 0.4%
Belden, Inc., 5.50%, 4/15/23	EUR	1,602	$1,924,752
International Wire Group Holdings, Inc., 8.50%, 10/15/17 (d)	USD	1,421	1,484,945
Techem Energy Metering Service GmbH & Co., 7.88%, 10/01/20	EUR	210	260,381
Trionista Holdco GmbH, 5.00%, 4/30/20		1,405	1,646,382
Trionista TopCo GmbH, 6.88%, 4/30/21		418	502,377
			5,818,837
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19	USD	50	52,410
Jabil Circuit, Inc., 8.25%, 3/15/18		1,310	1,513,050
			1,565,460
Energy Equipment & Services — 1.4%
Atwood Oceanics, Inc., 6.50%, 2/01/20		780	748,800
Calfrac Holdings LP, 7.50%, 12/01/20 (d)		3,978	3,570,255
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	110	112,618
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21	USD	283	277,340
MEG Energy Corp. (d):
6.50%, 3/15/21		3,791	3,667,792
6.38%, 1/30/23		575	546,250
7.00%, 3/31/24		7,269	7,078,189
Peabody Energy Corp., 7.88%, 11/01/26		2,795	2,236,000
Pioneer Energy Services Corp., 6.13%, 3/15/22		163	125,102
Precision Drilling Corp.:
6.63%, 11/15/20		425	412,250
5.25%, 11/15/24 (d)		4,147	3,524,950
			22,299,546
Food & Staples Retailing — 1.3%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	1,427	2,297,058
8.75%, 6/15/20		795	1,334,755
Brakes Capital, 7.13%, 12/15/18		830	1,322,401
Family Tree Escrow LLC (d):
5.25%, 3/01/20	USD	817	853,765
5.75%, 3/01/23		8,549	8,997,822
R&R Ice Cream PLC:
4.75%, 5/15/20	EUR	745	857,661
5.50%, 5/15/20	GBP	200	314,810
(9.25% Cash or 10.00% PIK), 9.25%, 5/15/18 (g)	EUR	823	934,299
Rite Aid Corp.:
9.25%, 3/15/20	USD	2,080	2,303,600
6.75%, 6/15/21		2,360	2,507,500
			21,723,671
Food Products — 0.5%
Anna Merger Sub, Inc., 7.75%, 10/01/22 (d)		2,155	2,219,650
Boparan Finance PLC:
4.38%, 7/15/21	EUR	249	258,163
5.50%, 7/15/21	GBP	522	729,331
Findus Bondco SA, 9.13%, 7/01/18	EUR	830	989,184
Smithfield Foods, Inc.:
5.88%, 8/01/21 (d)	USD	891	938,891
6.63%, 8/15/22		1,516	1,648,650
The WhiteWave Foods Co., 5.38%, 10/01/22		950	1,020,063
			7,803,932
Health Care Equipment & Supplies — 0.7%
3AB Optique Development SAS, 5.63%, 4/15/19	EUR	900	976,931
Biomet, Inc., 6.50%, 10/01/20	USD	2,801	2,965,559
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		2,106	2,195,505
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (d)		1,580	1,749,850

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (concluded)
IDH Finance PLC:
6.00%, 12/01/18 (d)	GBP	200	$314,945
6.00%, 12/01/18		614	966,883
Teleflex, Inc., 6.88%, 6/01/19	USD	1,635	1,704,487
			10,874,160
Health Care Providers & Services — 6.1%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		1,145	1,150,725
5.63%, 2/15/23 (d)		468	483,210
Alere, Inc.:
7.25%, 7/01/18		2,449	2,629,614
8.63%, 10/01/18		2,834	2,954,445
Amsurg Corp., 5.63%, 7/15/22		5,428	5,753,680
Care UK Health & Social Care PLC, 5.56%, 7/15/19 (e)	GBP	1,253	1,818,378
Centene Corp., 4.75%, 5/15/22	USD	1,227	1,266,878
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		2,125	2,199,375
6.88%, 2/01/22		3,948	4,221,892
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (d)	EUR	1,907	2,211,387
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24	USD	5,166	5,359,725
HCA Holdings, Inc., 7.75%, 5/15/21		6,486	6,940,020
HCA, Inc.:
3.75%, 3/15/19		2,911	2,972,859
6.50%, 2/15/20		6,125	6,967,187
5.88%, 3/15/22		3,565	4,007,060
4.75%, 5/01/23		1,487	1,568,636
5.88%, 5/01/23		4,096	4,485,120
5.00%, 3/15/24		1,955	2,111,400
5.38%, 2/01/25		5,524	5,855,440
HealthSouth Corp., 5.75%, 11/01/24		2,442	2,551,890
Hologic, Inc., 6.25%, 8/01/20		6,719	7,038,152
Kindred Healthcare, Inc., 6.38%, 4/15/22		931	931,000
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (d)		1,280	1,360,000
Omnicare, Inc.:
4.75%, 12/01/22		793	827,694
5.00%, 12/01/24		631	664,128
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,308	1,427,355
5.00%, 3/01/19 (d)		2,863	2,877,315
4.75%, 6/01/20		1,805	1,859,150
6.00%, 10/01/20		3,835	4,170,563
4.50%, 4/01/21		74	74,370
4.38%, 10/01/21		4,005	4,010,006
8.13%, 4/01/22		5,078	5,750,835
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	786	1,249,871
			99,749,360
Health Care Technology — 0.1%
IMS Health, Inc., 6.00%, 11/01/20 (d)	USD	795	830,775
Hotels, Restaurants & Leisure — 3.4%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20 (d)		4,330	4,362,475
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (d)(g)		654	662,175
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		3,095	3,303,912
5.00%, 9/01/23		925	929,625
5.50%, 12/01/24		4,652	4,838,080
Cedar Funding Ltd., 5.38%, 6/01/24 (d)		1,070	1,091,400
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	2,695	3,106,315
Cleopatra Finance, Ltd.:
4.13%, 2/15/20		700	803,898
6.25%, 2/15/22 (d)	USD	400	400,500
4.75%, 2/15/23	EUR	825	959,222
6.50%, 2/15/25 (d)	USD	200	199,250

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Enterprise Funding Ltd., Series ETI, 3.50%, 9/10/20 (j)	GBP	400	$534,172
Enterprise Inns PLC, 6.50%, 12/06/18		1,598	2,628,667
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	2,164	2,567,648
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (d)	USD	1,220	1,302,350
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	613	644,819
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		2,140	2,556,654
MGM Resorts International, 6.00%, 3/15/23	USD	3,560	3,702,400
New Red Finance, Inc., 6.00%, 4/01/22 (d)		3,735	3,884,400
Regal Entertainment Group, 5.75%, 2/01/25		489	489,000
Six Flags Entertainment Corp., 5.25%, 1/15/21 (d)		3,247	3,323,954
Snai SpA, 7.63%, 6/15/18	EUR	1,025	1,184,305
Station Casinos LLC, 7.50%, 3/01/21	USD	5,095	5,477,125
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/2014 (a)(k)		1,850	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	2,076	3,300,422
Vougeot Bidco PLC, 7.88%, 7/15/20		920	1,530,419
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22	USD	689	723,881
			54,507,068
Household Durables — 2.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (d)		1,262	1,126,335
Beazer Homes USA, Inc.:
6.63%, 4/15/18		215	223,600
5.75%, 6/15/19		3,638	3,510,670
7.50%, 9/15/21		2,710	2,649,025
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (d)		1,604	1,660,140
DR Horton, Inc., 4.00%, 2/15/20		2,408	2,432,080
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (d)		4,360	4,545,300
Lennar Corp., 4.50%, 11/15/19		2,482	2,537,845
Project Homestake Merger Co., 8.88%, 3/01/23 (d)(f)		3,574	3,654,415
PulteGroup, Inc., 6.38%, 5/15/33		2,050	2,111,500
The Ryland Group, Inc., 6.63%, 5/01/20		1,900	2,023,500
Standard Pacific Corp.:
10.75%, 9/15/16		3,420	3,830,400
8.38%, 1/15/21		4,270	4,931,850
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (d):
7.75%, 4/15/20		1,650	1,749,000
5.25%, 4/15/21		744	729,120
Tri Pointe Holdings, Inc. (d):
4.38%, 6/15/19		2,270	2,244,463
5.88%, 6/15/24		1,540	1,541,925
William Lyon Homes, Inc., 8.50%, 11/15/20		4,579	4,945,320
			46,446,488
Household Products — 0.3%
Spectrum Brands, Inc.:
6.75%, 3/15/20		535	563,088
6.38%, 11/15/20		2,125	2,289,687
6.63%, 11/15/22		1,385	1,516,575
6.13%, 12/15/24 (d)		963	1,035,225
			5,404,575
Independent Power and Renewable Electricity Producers — 2.0%
Baytex Energy Corp., 5.13%, 6/01/21 (d)		944	899,160
Calpine Corp.:
6.00%, 1/15/22 (d)		676	737,178
5.38%, 1/15/23		4,144	4,206,160
5.88%, 1/15/24 (d)		1,999	2,168,915
5.50%, 2/01/24		3,923	3,967,134

Corporate Bonds		Par (000)	Value
Independent Power and Renewable Electricity Producers (concluded)
Calpine Corp. (concluded):
5.75%, 1/15/25	USD	4,814	$4,910,280
Dynegy Finance I, Inc./Dynegy Finance II, Inc. (d):
6.75%, 11/01/19		5,900	6,172,875
7.38%, 11/01/22		1,520	1,609,300
MPM Escrow LLC, 8.88%, 10/15/20 (a)(k)		3,738	—
NRG Energy, Inc.:
7.88%, 5/15/21		1,190	1,293,530
6.25%, 5/01/24		1,800	1,836,000
NRG REMA LLC:
Series B, 9.24%, 7/02/17		117	123,925
Series C, 9.68%, 7/02/26		1,400	1,519,000
QEP Resources, Inc.:
5.38%, 10/01/22		1,843	1,819,963
5.25%, 5/01/23		800	783,000
			32,046,420
Insurance — 1.2%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (d)		6,232	6,418,960
CNO Financial Group, Inc., 6.38%, 10/01/20 (d)		1,244	1,318,640
Genworth Holdings, Inc., 4.80%, 2/15/24		1,120	983,861
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (d)		3,920	4,027,800
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (d)		3,650	3,914,625
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	775	1,245,301
TMF Group Holding BV, 9.88%, 12/01/19	EUR	1,140	1,345,881
			19,255,068
Internet Software & Services — 0.6%
Cerved Group SpA:
6.38%, 1/15/20		601	719,628
8.00%, 1/15/21		400	490,627
Equinix, Inc.:
5.38%, 1/01/22	USD	1,110	1,157,175
5.75%, 1/01/25		1,172	1,230,600
Interactive Data Corp., 5.88%, 4/15/19 (d)		4,101	4,106,126
Netflix, Inc. (d):
5.50%, 2/15/22		1,577	1,627,149
5.88%, 2/15/25		960	992,400
			10,323,705
IT Services — 2.8%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (d)		6,584	6,847,360
Epicor Software Corp., 8.63%, 5/01/19		3,077	3,230,850
First Data Corp.:
7.38%, 6/15/19 (d)		5,373	5,641,650
6.75%, 11/01/20 (d)		6,560	7,035,600
8.25%, 1/15/21 (d)		1,394	1,495,065
10.63%, 6/15/21		2,111	2,427,650
11.75%, 8/15/21		5,966	6,950,390
(8.75% Cash or 10.00% PIK), 8.75%, 1/15/22 (d)(g)		365	394,200
Open Text Corp., 5.63%, 1/15/23 (d)		5,431	5,593,930
SunGard Data Systems, Inc., 6.63%, 11/01/19		2,227	2,316,080
WEX, Inc., 4.75%, 2/01/23 (d)		2,728	2,721,180
			44,653,955
Machinery — 0.1%
Selecta Group BV, 6.50%, 6/15/20	EUR	1,060	1,181,567
SPX Corp., 6.88%, 9/01/17	USD	980	1,068,200
			2,249,767
Media — 13.6%
Adria Bidco BV, 7.88%, 11/15/20	EUR	600	725,145
Altice Financing SA:
6.50%, 1/15/22 (d)	USD	2,410	2,494,350
5.25%, 2/15/23	EUR	585	699,651
6.63%, 2/15/23 (d)	USD	2,985	3,108,131
Altice Finco SA, 7.63%, 2/15/25 (d)		828	859,472

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	31

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Media (continued)
Altice SA:
7.25%, 5/15/22	EUR	2,597	$3,083,857
7.75%, 5/15/22 (d)	USD	3,350	3,458,875
6.25%, 2/15/25	EUR	1,955	2,231,717
7.63%, 2/15/25 (d)	USD	2,576	2,659,720
AMC Networks, Inc.:
7.75%, 7/15/21		480	526,800
4.75%, 12/15/22		1,613	1,621,065
Cablevision Systems Corp., 5.88%, 9/15/22		3,070	3,177,450
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 2/15/23		1,375	1,385,313
CCOH Safari LLC:
5.50%, 12/01/22		5,024	5,193,560
5.75%, 12/01/24		10,316	10,677,060
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(d)(k)		3,439	—
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		4,069	4,302,967
6.50%, 11/15/22		11,724	12,347,467
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25%, 12/01/40 (d)(j)		4,132	4,503,880
Columbus International, Inc., 7.38%, 3/30/21 (d)		3,455	3,627,750
Consolidated Communications, Inc., 6.50%, 10/01/22 (d)		1,250	1,250,000
DISH DBS Corp.:
4.25%, 4/01/18		3,209	3,225,045
5.13%, 5/01/20		4,652	4,692,705
5.00%, 3/15/23		370	356,125
5.88%, 11/15/24		6,239	6,207,805
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (d)		901	869,465
Gannett Co., Inc.:
5.13%, 10/15/19		857	897,708
5.13%, 7/15/20		506	527,505
4.88%, 9/15/21 (d)		1,827	1,870,391
6.38%, 10/15/23		1,314	1,425,690
5.50%, 9/15/24 (d)		1,308	1,360,320
Gray Television, Inc., 7.50%, 10/01/20		1,743	1,812,720
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (d)		4,510	4,938,450
iHeartCommunications, Inc.:
9.00%, 12/15/19		3,789	3,741,637
9.00%, 3/01/21		1,127	1,087,555
9.00%, 9/15/22		3,845	3,700,812
Inmarsat Finance PLC, 4.88%, 5/15/22 (d)		2,805	2,854,649
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		1,040	1,016,600
5.50%, 8/01/23		5,400	5,109,750
Intelsat Luxembourg SA:
6.75%, 6/01/18		3,520	3,458,400
7.75%, 6/01/21		1,730	1,602,413
LIN Television Corp., 6.38%, 1/15/21		1,570	1,621,025
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (d)		987	1,058,558
Media General Financing Sub, Inc., 5.88%, 11/15/22 (d)		1,292	1,321,070
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (d)		3,901	3,959,515
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (d)		2,039	2,107,816
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		1,023	1,084,380
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (d)		3,707	3,790,407
Numericable Group SA:
5.38%, 5/15/22	EUR	890	1,053,969
6.00%, 5/15/22 (d)	USD	7,205	7,331,087
5.63%, 5/15/24	EUR	1,785	2,117,355
6.25%, 5/15/24 (d)	USD	4,285	4,398,552

Corporate Bonds		Par (000)	Value
Media (concluded)
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22	USD	650	$680,875
5.63%, 2/15/24		568	605,630
Play Finance 2 SA, 5.25%, 2/01/19	EUR	1,070	1,248,272
Radio One, Inc., 9.25%, 2/15/20 (d)	USD	2,686	2,565,130
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (d)		2,020	2,141,200
Sinclair Television Group, Inc., 5.63%, 8/01/24 (d)		894	905,175
Sirius XM Radio, Inc. (d):
4.25%, 5/15/20		1,519	1,511,405
5.75%, 8/01/21		1,811	1,901,550
Sterling Entertainment Corp., 9.75%, 12/15/19		4,810	4,906,200
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (d)		2,550	2,690,250
5.63%, 4/15/23	EUR	208	256,330
4.00%, 1/15/25		1,611	1,916,672
Unitymedia KabelBW GmbH, 9.50%, 3/15/21		2,061	2,571,594
Univision Communications, Inc. (d):
8.50%, 5/15/21	USD	1,597	1,714,779
5.13%, 5/15/23		10,242	10,600,470
5.13%, 2/15/25		7,844	7,942,050
UPCB Finance II Ltd., 6.38%, 7/01/20 (d)	EUR	4,437	5,201,074
Virgin Media Finance PLC, 5.75%, 1/15/25 (d)	USD	2,405	2,552,306
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	5,502	9,047,074
6.25%, 3/28/29		829	1,407,838
Wave Holdco LLC/Wave Holdco Corp., (8.25% Cash or 9.00% PIK), 8.25%, 7/15/19 (d)(g)	USD	2,710	2,777,750
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (d)		2,248	2,427,840
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	902	1,062,376
5.88%, 1/15/25 (d)	USD	3,773	3,947,501
			221,115,050
Metals & Mining — 4.3%
Alcoa, Inc.:
6.15%, 8/15/20		1,330	1,510,821
5.13%, 10/01/24		8,691	9,451,723
5.90%, 2/01/27		215	241,413
6.75%, 1/15/28		477	553,405
5.95%, 2/01/37		264	284,169
Arch Coal, Inc.:
7.00%, 6/15/19		1,614	484,200
7.25%, 10/01/20		678	235,605
7.25%, 6/15/21		500	145,000
Constellium NV:
4.63%, 5/15/21	EUR	1,270	1,364,346
8.00%, 1/15/23 (d)	USD	6,525	6,826,781
5.75%, 5/15/24 (d)		3,385	3,207,288
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	1,954	2,099,159
Global Brass & Copper, Inc., 9.50%, 6/01/19	USD	4,660	5,032,800
Kaiser Aluminum Corp., 8.25%, 6/01/20		1,240	1,343,850
Novelis, Inc., 8.75%, 12/15/20		12,968	14,070,280
Ovako AB, 6.50%, 6/01/19	EUR	606	695,098
Peabody Energy Corp., 6.50%, 9/15/20	USD	1,194	1,010,423
Perstorp Holding AB, 8.75%, 5/15/17 (d)		990	1,024,650
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		1,740	1,779,150
Steel Dynamics, Inc.:
5.13%, 10/01/21 (d)		3,085	3,162,125
6.38%, 8/15/22		1,345	1,442,513
5.25%, 4/15/23		1,168	1,203,040
ThyssenKrupp AG:
1.75%, 11/25/20	EUR	550	613,816
2.50%, 2/25/25		750	836,098

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (d)	USD	10,804	$11,708,835
			70,326,588
Multi-Utilities — 0.1%
CE Energy AS, 7.00%, 2/01/21	EUR	745	847,240
Multiline Retail — 0.7%
CST Brands, Inc., 5.00%, 5/01/23		653	674,223
Debenhams PLC, 5.25%, 7/15/21	GBP	914	1,393,647
Dufry Finance SCA, 5.50%, 10/15/20 (d)	USD	1,927	2,009,738
Hema Bondco I BV, 6.25%, 6/15/19	EUR	2,105	1,961,037
The Neiman Marcus Group Ltd., 8.00%, 10/15/21 (d)	USD	4,727	4,969,259
			11,007,904
Oil, Gas & Consumable Fuels — 11.6%
Access Midstream Partners LP/ACMP Finance Corp.:
5.88%, 4/15/21		1,325	1,386,888
6.13%, 7/15/22		1,520	1,628,300
4.88%, 3/15/24		396	407,880
Antero Resources Corp., 5.13%, 12/01/22 (d)		254	250,190
Antero Resources Finance Corp.:
6.00%, 12/01/20		241	246,423
5.38%, 11/01/21		2,008	2,023,060
Berry Petroleum Co., 6.38%, 9/15/22		1,755	1,395,225
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		2,344	2,297,120
5.75%, 2/01/23		3,254	3,026,220
California Resources Corp., 6.00%, 11/15/24 (d)		8,052	7,176,345
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		1,828	1,901,120
7.50%, 9/15/20		671	685,259
Chaparral Energy, Inc., 7.63%, 11/15/22		1,220	902,800
Chesapeake Energy Corp.:
6.63%, 8/15/20		1,670	1,816,125
6.88%, 11/15/20		771	847,136
6.13%, 2/15/21		524	556,750
4.88%, 4/15/22		3,240	3,199,500
Cimarex Energy Co., 4.38%, 6/01/24		1,349	1,328,765
Concho Resources, Inc.:
5.50%, 10/01/22		2,016	2,086,560
5.50%, 4/01/23		3,085	3,192,975
CONSOL Energy, Inc., 5.88%, 4/15/22		11,028	10,586,880
CrownRock LP/CrownRock Finance, Inc. (d):
7.13%, 4/15/21		3,710	3,710,000
7.75%, 2/15/23		1,064	1,098,580
Denbury Resources, Inc.:
5.50%, 5/01/22		2,530	2,365,550
4.63%, 7/15/23		196	175,665
Diamondback Energy, Inc., 7.63%, 10/01/21		2,877	3,020,850
El Paso LLC:
7.80%, 8/01/31		2,547	3,149,982
7.75%, 1/15/32		5,669	7,074,441
Energy Transfer Equity LP, 5.88%, 1/15/24		7,967	8,524,690
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		730	748,250
Halcon Resources Corp.:
9.75%, 7/15/20		2,146	1,652,420
8.88%, 5/15/21		926	703,760
9.25%, 2/15/22		1,257	939,608
Hilcorp Energy I LP/Hilcorp Finance Co. (d):
7.63%, 4/15/21		1,472	1,534,560
5.00%, 12/01/24		2,448	2,307,240
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/01/22 (d)		1,400	1,337,000
Kinder Morgan, Inc., 5.63%, 11/15/23 (d)		1,146	1,286,069
Laredo Petroleum, Inc.:
9.50%, 2/15/19		329	342,160
7.38%, 5/01/22		1,808	1,862,240

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21	USD	1,390	$1,118,950
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		1,628	1,387,870
8.63%, 4/15/20		4,840	4,392,300
7.75%, 2/01/21		365	318,463
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		674	714,440
4.50%, 7/15/23		1,720	1,730,320
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		605	579,288
6.88%, 8/01/22 (d)		1,242	1,151,955
Memorial Resource Development Corp., 5.88%, 7/01/22 (d)		6,071	5,828,160
Newfield Exploration Co., 6.88%, 2/01/20		4,325	4,443,937
NGPL PipeCo LLC (d):
7.12%, 12/15/17		3,130	3,114,350
9.63%, 6/01/19		891	893,228
Oasis Petroleum, Inc., 6.50%, 11/01/21		1,625	1,558,984
Offshore Group Investment Ltd., 7.50%, 11/01/19		1,370	876,800
Pacific Drilling SA, 5.38%, 6/01/20 (d)		826	657,186
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (d)		4,536	4,649,400
PDC Energy, Inc., 7.75%, 10/15/22		995	1,034,800
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 6.50%, 5/15/21		1,193	1,282,475
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (d)		3,816	3,482,100
Range Resources Corp.:
5.75%, 6/01/21		568	597,820
5.00%, 8/15/22		530	541,925
5.00%, 3/15/23		1,193	1,219,842
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		628	682,950
6.50%, 7/15/21		685	732,950
5.88%, 3/01/22		247	269,848
5.50%, 4/15/23		2,059	2,151,655
4.50%, 11/01/23		2,835	2,898,787
Rockies Express Pipeline LLC, 6.00%, 1/15/19 (d)		2,524	2,675,440
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22		1,747	1,742,632
Rosetta Resources, Inc., 5.88%, 6/01/24		1,007	951,615
RSP Permian, Inc., 6.63%, 10/01/22 (d)		1,756	1,766,975
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		3,087	3,156,457
5.75%, 5/15/24		5,085	5,199,412
5.63%, 3/01/25 (d)		3,748	3,766,740
Sanchez Energy Corp.:
7.75%, 6/15/21		547	545,633
6.13%, 1/15/23 (d)		4,282	3,928,735
Series WI, 6.13%, 1/15/23		875	802,813
SandRidge Energy, Inc.:
8.75%, 1/15/20		141	107,865
7.50%, 2/15/23		1,378	985,270
Seven Generations Energy Ltd., 8.25%, 5/15/20 (d)		6,541	6,786,287
Seventy Seven Energy, Inc., 6.50%, 7/15/22		1,133	589,160
Seventy Seven Operating LLC, 6.63%, 11/15/19		1,112	892,380
SM Energy Co.:
6.13%, 11/15/22 (d)		3,080	3,157,000
6.50%, 1/01/23		951	979,530
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		1,566	1,648,215
5.50%, 8/15/22		1,711	1,659,670

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	33

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22	USD	3,852	$4,073,490
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (d)		3,154	3,343,240
Ultra Petroleum Corp., 5.75%, 12/15/18 (d)		979	949,630
Whiting Petroleum Corp.:
5.00%, 3/15/19		1,504	1,481,440
5.75%, 3/15/21		458	451,130
			188,726,128
Paper & Forest Products — 0.1%
Clearwater Paper Corp., 4.50%, 2/01/23		197	196,015
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	530	583,311
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (d)	USD	1,335	1,348,350
			2,127,676
Pharmaceuticals — 2.3%
Endo Finance LLC/Endo Finco, Inc. (d):
7.00%, 12/15/20		628	664,110
7.25%, 1/15/22		696	747,330
6.00%, 2/01/25		4,617	4,888,249
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (d)		4,047	4,148,175
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (d)		3,596	3,874,690
JLL/Delta Dutch Newco BV, 7.50%, 2/01/22 (d)		1,298	1,333,695
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (c)		1,690	1,787,175
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (d)		453	509,625
Valeant Pharmaceuticals International, Inc. (d):
6.75%, 8/15/18		3,433	3,647,563
7.00%, 10/01/20		3,210	3,370,500
6.38%, 10/15/20		5,893	6,202,382
7.50%, 7/15/21		1,375	1,491,875
6.75%, 8/15/21		2,241	2,353,050
5.50%, 3/01/23		2,372	2,395,720
			37,414,139
Professional Services — 0.2%
Truven Health Analytics, Inc., 10.63%, 6/01/20		2,840	2,918,100
Real Estate Investment Trusts (REITs) — 0.7%
Felcor Lodging LP:
6.75%, 6/01/19		5,386	5,628,370
5.63%, 3/01/23		1,422	1,469,921
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		1,361	1,444,361
Host Hotels & Resorts LP, 2.50%, 10/15/29 (d)(j)		815	1,327,941
iStar Financial, Inc.:
4.00%, 11/01/17		685	681,575
5.00%, 7/01/19		480	480,000
			11,032,168
Real Estate Management & Development — 1.7%
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (d)		4,515	4,819,763
The Howard Hughes Corp., 6.88%, 10/01/21 (d)		1,369	1,439,161
Kennedy-Wilson, Inc., 5.88%, 4/01/24		1,364	1,377,640
Punch Taverns Finance PLC, Series M3, 6.06%, 10/15/27 (d)(e)	GBP	1,202	1,744,368
Realogy Corp. (d):
7.63%, 1/15/20	USD	2,646	2,851,065
9.00%, 1/15/20		1,269	1,395,900
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (d)		3,458	3,518,515
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (d)		1,065	1,086,300
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		6,320	6,651,800

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (concluded)
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (d)	USD	2,305	$2,235,850
			27,120,362
Road & Rail — 0.8%
EC Finance PLC, 5.13%, 7/15/21	EUR	675	795,015
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (d)	USD	3,372	3,477,375
The Hertz Corp.:
7.50%, 10/15/18		3,220	3,332,700
6.75%, 4/15/19		1,615	1,669,506
5.88%, 10/15/20		370	382,025
7.38%, 1/15/21		2,360	2,483,900
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (d)		1,093	1,098,465
			13,238,986
Semiconductors & Semiconductor Equipment — 0.4%
Micron Technology, Inc., 5.50%, 2/01/25 (d)		3,985	4,084,625
NXP BV/NXP Funding LLC, 5.75%, 2/15/21 (d)		2,065	2,188,900
Sensata Technologies BV, 5.63%, 11/01/24 (d)		903	968,468
			7,241,993
Software — 1.5%
Audatex North America, Inc., 6.13%, 11/01/23 (d)		1,350	1,431,000
BMC Software Finance, Inc., 8.13%, 7/15/21 (d)		917	856,249
Igloo Holdings Corp., (8.25% Cash or 9.00% PIK), 8.25%, 12/15/17 (d)(g)		881	888,709
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (d)(g)		4,891	4,921,569
Infor US, Inc., 9.38%, 4/01/19		9,815	10,538,856
Nuance Communications, Inc., 5.38%, 8/15/20 (d)		2,430	2,490,750
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (d)		2,437	2,601,497
			23,728,630
Specialty Retail — 1.4%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		1,168	1,223,480
The Hillman Group, Inc., 6.38%, 7/15/22 (d)		1,438	1,402,050
L Brands, Inc., 8.50%, 6/15/19		3,925	4,739,437
Magnolia BC SA, 9.00%, 8/01/20	EUR	752	876,870
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	438	710,558
Party City Holdings, Inc., 8.88%, 8/01/20	USD	3,489	3,811,733
PC Nextco Holdings LLC/PC Nextco Finance, Inc., (8.75% Cash or 9.50% PIK), 8.75%, 8/15/19 (d)(g)		1,575	1,606,500
Penske Automotive Group, Inc.:
5.75%, 10/01/22		1,775	1,859,313
5.38%, 12/01/24		1,335	1,381,725
QVC, Inc., 7.38%, 10/15/20 (d)		1,640	1,709,700
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22		1,599	1,702,935
THOM Europe SAS, 7.38%, 7/15/19	EUR	1,190	1,384,936
TUI AG, 4.50%, 10/01/19		204	243,741
Twin Set-Simona Barbieri SpA, 5.95%, 7/15/19 (e)	USD	649	622,771
			23,275,749
Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 6.88%, 5/01/22		2,430	2,673,000
Polymer Group, Inc., 6.88%, 6/01/19 (d)		900	864,000
PVH Corp., 4.50%, 12/15/22		1,401	1,425,518
Springs Industries, Inc., 6.25%, 6/01/21		1,744	1,704,760
The William Carter Co., 5.25%, 8/15/21		788	825,233
			7,492,511
Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.:
3.00%, 11/15/17 (j)		330	483,656
2.25%, 3/01/19 (j)		712	1,088,915
5.50%, 6/01/19		926	958,410
			2,530,981

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Trading Companies & Distributors — 0.5%
Ashtead Capital, Inc. (d):
6.50%, 7/15/22	USD	4,976	$5,411,400
5.63%, 10/01/24		2,095	2,199,750
Travis Perkins PLC, 4.38%, 9/15/21	GBP	729	1,174,850
			8,786,000
Transportation Infrastructure — 0.3%
Aguila 3 SA, 7.88%, 1/31/18 (c)	USD	2,496	2,527,200
JCH Parent, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (d)(g)		2,553	2,361,525
			4,888,725
Wireless Telecommunication Services — 5.6%
Crown Castle International Corp., 5.25%, 1/15/23		3,571	3,767,405
Digicel Group Ltd. (d):
8.25%, 9/30/20		3,495	3,535,193
7.13%, 4/01/22		6,215	5,919,788
Digicel Ltd., 6.00%, 4/15/21 (d)		7,619	7,561,857
The Geo Group, Inc.:
5.88%, 1/15/22		2,220	2,342,100
5.88%, 10/15/24		2,030	2,126,425
SBA Communications Corp., 4.88%, 7/15/22 (d)		3,775	3,775,000
Sprint Capital Corp., 8.75%, 3/15/32		1,330	1,404,813
Sprint Communications, Inc. (d):
9.00%, 11/15/18		13,529	15,727,462
7.00%, 3/01/20		6,812	7,546,402
Sprint Corp.:
7.88%, 9/15/23		7,009	7,236,792
7.13%, 6/15/24		3,777	3,758,115
7.63%, 2/15/25		1,620	1,636,200
T-Mobile USA, Inc.:
6.63%, 4/28/21		1,897	2,017,934
6.13%, 1/15/22		367	386,268
6.73%, 4/28/22		1,227	1,306,755
6.00%, 3/01/23		2,244	2,340,514
6.50%, 1/15/24		2,638	2,789,685
6.38%, 3/01/25		7,145	7,466,525
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	4,549	5,178,371
4.07%, 7/15/20 (e)		2,115	2,360,282
			90,183,886
Total Corporate Bonds — 104.4%			1,693,672,671

Floating Rate Loan Interests (e)
Aerospace & Defense — 0.2%
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, 12/16/21	USD	3,300	3,306,864
Air Freight & Logistics — 0.2%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		1,149	1,061,103
CEVA Intercompany BV, Synthetic LC, 6.50%, 3/19/21		1,202	1,110,589
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		207	191,481
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,658	1,531,846
			3,895,019
Airlines — 0.8%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		2,343	2,341,198
Northwest Airlines, Inc.:
2.18%, 3/10/17		4,430	4,318,708
1.56%, 9/10/18		6,495	6,202,407
			12,862,313
Auto Components — 0.7%
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		11,416	11,327,910
Floating Rate Loan Interests (e)		Par (000)	Value
Building Products — 0.1%
Wilsonart LLC, Term Loan B, 4.00%, 10/31/19	USD	2,303	$2,281,884
Capital Markets — 0.2%
Affinion Group, Inc., 2nd Lien Term Loan, 8.50%, 10/12/18		425	372,764
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		2,983	2,970,327
			3,343,091
Chemicals — 0.2%
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		1,345	1,333,852
MacDermid, Inc., Term Loan B2, 4.75%, 6/07/20		511	513,203
OXEA Finance LLC, 2nd Lien Term Loan, 8.25%, 7/15/20		1,615	1,520,119
			3,367,174
Commercial Services & Supplies — 0.3%
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,815	2,744,688
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		2,620	2,599,511
			5,344,199
Communications Equipment — 0.5%
Riverbed Technology, Inc., Term Loan B, 6.00%, 2/19/22		1,445	1,455,837
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19		6,945	6,936,471
			8,392,308
Construction Materials — 0.3%
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		4,802	4,788,663
Diversified Financial Services — 0.1%
Onex Wizard US Acquisition, Inc., Term Loan, 5.50%, 1/14/22		1,915	1,926,624
Diversified Telecommunication Services — 0.2%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		1,428	1,432,222
Level 3 Financing, Inc., 2019 Term Loan, 4.00%, 8/01/19		1,785	1,783,733
			3,215,955
Electric Utilities — 0.4%
American Energy — Marcellus LLC, 1st Lien Term Loan, 5.25%, 8/04/20		1,001	850,005
American Energy — Utica LLC, 2nd Lien Term Loan, 5.50%, 9/30/18		5,936	5,372,475
			6,222,480
Electrical Equipment — 0.3%
Texas Competitive Electric Holdings Co. LLC, DIP Term Loan, 3.75%, 5/05/16		5,613	5,637,108
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		990	986,678
Food & Staples Retailing — 0.0%
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		600	605,628
Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		3,598	3,604,640
Genesis HealthCare Corp., Term Loan B, 10.00%, 12/04/17		1,219	1,243,070
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		966	956,473
			5,804,183
Hotels, Restaurants & Leisure — 3.2%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		527	523,149
2nd Lien Term Loan, 8.00%, 8/01/22		9,778	9,720,021

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	35

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (e)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20	USD	2,261	$2,259,734
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		6,003	5,763,212
Caesars Entertainment Operating Co., Inc., Term Loan B7, 9.75%, 1/28/18		762	702,418
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		8,355	8,045,603
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		2,356	2,367,403
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		1,023	1,022,155
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		5,203	5,196,785
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		1,765	1,758,266
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		2,197	2,194,663
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		4,895	4,888,410
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 6.00%, 9/02/21		6,963	7,014,769
			51,456,588
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp., Term Loan B1, 4.00%, 4/01/18		221	221,454
Energy Future Intermediate Holding Co LLC, DIP Term Loan, 4.25%, 6/19/16		5,103	5,124,166
			5,345,620
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		3,975	3,872,755
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		1,647	1,642,862
Internet Software & Services — 0.2%
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		3,632	3,640,829
IT Services — 0.9%
First Data Corp.:
2018 Extended Term Loan, 3.67%, 3/24/18		15,081	15,054,434
2018 Term Loan, 3.67%, 9/24/18		200	199,812
			15,254,246
Machinery — 0.4%
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		2,879	2,870,446
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		3,375	3,241,504
			6,111,950
Media — 1.0%
Cengage Learning Acquisitions, Inc.:
1st Lien Term Loan, 7.00%, 3/31/20		6,191	6,189,813
1st Lien Term Loan, 0.00%, 7/03/15 (a)(k)		10,469	1
Clear Channel Communications, Inc., Term Loan D, 6.92%, 1/30/19		4,098	3,920,204
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		3,390	3,397,607
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		225	225,105
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		1,790	1,785,672
			15,518,402
Metals & Mining — 0.1%
Novelis, Inc., Term Loan, 3.75%, 3/10/17		1,583	1,580,685

Floating Rate Loan Interests (e)		Par (000)	Value
Multiline Retail — 0.1%
BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, 8.50%, 3/26/20	USD	1,065	$1,055,681
Oil, Gas & Consumable Fuels — 0.5%
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/18		1,432	1,145,189
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 1/26/20		5,070	5,040,442
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,258	1,245,456
			7,431,087
Pharmaceuticals — 0.8%
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.17%, 2/27/21		4,749	4,736,860
Mallinckrodt International Finance SA, Term Loan B, 3.25%, 3/19/21		1,806	1,795,512
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		4,613	4,582,033
Pharmaceutical Product Development LLC, Term Loan B, 4.00%, 12/05/18		1,370	1,367,088
			12,481,493
Professional Services — 0.3%
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,696	1,686,847
2014 2nd Lien Term Loan, 7.50%, 7/25/22		2,495	2,486,417
Ceridian LLC, 2014 Term Loan, 4.50%, 9/15/20		640	632,353
			4,805,617
Real Estate Management & Development — 0.0%
Realogy Corp., Extended Letter of Credit, 4.40%, 10/10/16		229	224,740
Road & Rail — 0.4%
The Hertz Corp.:
Term Loan B, 3.50%, 3/11/18		1,075	1,070,636
Term Loan B2, 3.50%, 3/11/18		4,632	4,596,232
			5,666,868
Semiconductors & Semiconductor Equipment — 0.6%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		5,050	5,052,504
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/20		5,337	5,323,490
			10,375,994
Software — 0.5%
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, 10/22/20		260	257,400
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		2,706	2,680,516
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		3,445	3,516,972
Tibco Software, Inc., Term Loan B, 6.50%, 12/04/20		930	926,224
			7,381,112
Specialty Retail — 0.2%
PetSmart, Inc., 1st Lien Term Loan, 5.00%, 2/18/22		2,439	2,455,341
Technology Hardware, Storage & Peripherals — 0.1%
Dell, Inc., Term Loan C, 3.75%, 10/29/18		1,992	1,994,153
Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		6,102	5,156,560
Total Floating Rate Loan Interests — 15.2%			246,760,664

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (d)(e)	USD	3,829	$3,899,074
Commercial Mortgage-Backed Securities — 0.1%
GAHR Commercial Mortgage Trust 2015-NRF, Series 2015-NRF, Class FFX, 3.38%, 12/15/19 (d)		1,925	1,773,913
Total Non-Agency Mortgage-Backed Securities — 0.3%			5,672,987

Other Interests (l)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		1,250	10,938
Media — 0.0%
Adelphia Escrow (a)		4,000	40
Adelphia Recovery Trust (a)		5,017	501
			541
Total Other Interests — 0.0%			11,479

Preferred Securities
Capital Trusts		Par (000)
Banks — 2.7%
Bank of America Corp. (e)(h):
Series V, 5.13%		5,620	5,535,700
Series X, 6.25%		5,270	5,421,512
Series Z, 6.50%		3,230	3,422,789
Barclays PLC, 8.00% (e)(h)		985	1,193,201
Citigroup, Inc. (e)(h):
5.95%		2,675	2,708,437
Series D, 5.35%		1,055	1,013,781
JPMorgan Chase & Co. (e)(h):
6.75%		5,324	5,748,216
Series Q, 5.15%		850	831,980
Series U, 6.13%		4,228	4,378,094
Series V, 5.00%		5,615	5,523,756
Wells Fargo & Co. (e)(h):
Series S, 5.90%		2,615	2,725,301
Series U, 5.88%		5,215	5,488,787
			43,991,554
Capital Markets — 0.7%
The Goldman Sachs Group, Inc., Series L, 5.70% (e)(h)		7,888	8,144,360
Morgan Stanley, Series H, 5.45% (e)(h)		3,810	3,898,583
			12,042,943
Consumer Finance — 0.3%
American Express Co., Series C, 4.90% (e)(h)		4,295	4,284,263
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV, 4.20% (e)(h)	EUR	700	833,273
Total Capital Trusts — 3.8%			61,152,033
Preferred Stocks		Shares	Value
Banks — 0.4%
RBS Capital Funding Trust, Series F, 6.25%		93,975	$2,344,676
RBS Capital Funding Trust VII, 6.08%		152,071	3,741,318
			6,085,994
Capital Markets — 0.0%
State Street Corp., Series D, 5.90% (e)		20,889	559,199
Consumer Finance — 0.1%
Ally Financial, Inc., Series A, 8.50% (e)		41,694	1,106,559
Diversified Financial Services — 0.1%
Concrete Investments II, 0.00%		4,997	743,722
Diversified Telecommunication Services — 0.1%
Orange SA, 4.00% (e)		1,225,000	1,492,047
Hotels, Restaurants & Leisure — 1.6%
Amaya, Inc., 0.00%		19,851	26,598,212
Media — 0.0%
Emmis Communications Corp., Series A, 6.25% (j)		10,300	119,480
NBCUniversal Enterprise, Inc., 5.25% (d)		400	426,200
			545,680
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp.:
5.75% (d)(j)		1,182	1,157,621
5.75% (j)		4,151	4,147,264
			5,304,885
Total Preferred Stocks — 2.6%			42,436,298

Trust Preferred		Par (000)
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)	USD	256,246	6,647,592
Total Preferred Securities — 6.8%			110,235,923

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (m)		497,304	45,702,238
Total Investment Companies — 2.8%			45,702,238

Warrants (n)
Media — 0.0%
New Vision Holdings LLC (Expires 12/31/15)		89,790	4,858
Metals & Mining — 0.0%
Peninsula Energy Ltd. (Expires 12/31/15)		11,552,784	26,179
Peninsula Minerals Ltd. (Expires 12/31/15)		20,061,773	62,705
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		6,494	34,652
Total Warrants — 0.0%			128,394
Total Long-Term Investments (Cost — $2,323,570,836) — 142.2%			2,308,633,134

Options Purchased (Cost — $38,133) — 0.0%			—
Total Investments (Cost — $2,323,608,969) — 142.2%			2,308,633,134
Liabilities in Excess of Other Assets — (42.2)%			(685,533,508)
Net Assets — 100.0%			$1,623,099,626
See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	37

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly subsidiary.
(c)	Restricted security as to resale. As of report date, the Trust held restricted securities with a current value of $2,987,473 and an original cost of $2,419,572, which was 0.2% of its net assets.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.
(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America N.A.	$578,735	$12,735
Citigroup Global Markets, Inc.	$1,450,927	$31,927
Pershing LLC	$1,487,738	$4,726
Stifel Nicolaus & Co.	$715,750	$1,281
JPMorgan Securities LLC	$1,450,000	—

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Zero-coupon bond.
(j)	Convertible security.
(k)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m)	During the six months ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Shares Purchased	Shares Sold	Shares Held at February 28, 2015	Value at February 28, 2015	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class[1]	3,602,081	—	(3,602,081)[2]	—	—	$302	—
iShares iBoxx $ High Yield Corporate Bond Fund ETF	—	581,858	(84,554)	497,304	$45,702,238	$373,479	$(108,408)
[1]	No longer held by the Trust as of report date.
[2]	Represents net shares sold.

(n)
Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(1,373)	S&P 500 E-Mini Index	Chicago Mercantile	March 2015	USD	144,357,220	$(7,293,414)
(229)	Russell 2000 E-Mini Index	Chicago Mercantile	March 2015	USD	28,203,640	(2,047,750)
Total						$(9,341,164)

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

•	As of February 28, 2015, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,000,000	USD	1,139,517	UBS AG	3/04/15	$(20,454)
CAD	50,000	USD	40,100	State Street Bank and Trust Co.	4/21/15	(131)
EUR	395,000	USD	448,051	Goldman Sachs International	4/21/15	(5,773)
EUR	212,000	USD	240,950	State Street Bank and Trust Co.	4/21/15	(3,575)
EUR	901,000	USD	1,022,886	State Street Bank and Trust Co.	4/21/15	(14,043)
GBP	3,212,000	USD	4,929,061	Bank of America N.A.	4/21/15	28,117
GBP	1,476,000	USD	2,273,726	Bank of America N.A.	4/21/15	4,230
GBP	352,000	USD	538,460	Citibank N.A.	4/21/15	4,793
GBP	193,000	USD	299,509	Goldman Sachs International	4/21/15	(1,646)
GBP	561,000	USD	854,236	State Street Bank and Trust Co.	4/21/15	11,572
USD	1,300,379	AUD	1,605,000	Toronto — Dominion Bank	4/21/15	49,735
USD	51,573,740	CAD	61,707,000	UBS AG	4/21/15	2,246,997
USD	123,753	EUR	109,000	Bank of America N.A.	4/21/15	1,707
USD	599,218	EUR	522,000	Bank of America N.A.	4/21/15	14,739
USD	108,439	EUR	95,000	Bank of America N.A.	4/21/15	2,068
USD	466,013	EUR	409,000	Barclays Bank PLC	4/21/15	8,059
USD	115,928,532	EUR	100,458,000	Citibank N.A.	4/21/15	3,446,479
USD	2,435,304	EUR	2,170,000	Citibank N.A.	4/21/15	5,572
USD	232,135	EUR	199,600	Deutsche Bank AG	4/21/15	8,645
USD	1,611,041	EUR	1,410,000	Deutsche Bank AG	4/21/15	32,275
USD	2,031,522	EUR	1,789,000	Goldman Sachs International	4/21/15	28,392
USD	397,344	EUR	346,000	Goldman Sachs International	4/21/15	9,930
USD	2,430,316	EUR	2,144,800	Goldman Sachs International	4/21/15	28,800
USD	464,684	EUR	406,800	Goldman Sachs International	4/21/15	9,193
USD	208,594	EUR	183,000	Goldman Sachs International	4/21/15	3,690
USD	76,526	EUR	67,000	Goldman Sachs International	4/21/15	1,506
USD	905,233	EUR	794,000	Goldman Sachs International	4/21/15	16,197
USD	206,473	EUR	183,000	State Street Bank and Trust Co.	4/21/15	1,569
USD	447,100	EUR	394,000	State Street Bank and Trust Co.	4/21/15	5,942
USD	56,813,205	GBP	37,453,000	Bank of America N.A.	4/21/15	(989,162)
USD	362,020	GBP	238,000	State Street Bank and Trust Co.	4/21/15	(5,293)
USD	596,268	GBP	395,000	State Street Bank and Trust Co.	4/21/15	(13,347)
Total						$4,916,783

•	As of February 28, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD 942.86	12/14/19	39	—

•	As of February 28, 2015, OTC credit default swaps — sold protection outstanding were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/17	BB-	USD	8,180	$1,365,336	—	$1,365,336
Level 3 Communications, Inc.	5.00%	Goldman Sachs Bank USA	6/20/19	B	USD	5,000	724,620	$(330,868)	1,055,488
Total							$2,089,956	$(330,868)	$2,420,824
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	39

Consolidated Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (HYT)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of February 28, 2015, the following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$101,930,623	$33,968,232	$21,060,324	$156,959,179
Asset-Backed Securities	—	40,521,978	8,967,621	49,489,599
Corporate Bonds	—	1,668,649,758	25,022,913	1,693,672,671
Floating Rate Loan Interests	—	218,380,330	28,380,334	246,760,664
Non-Agency Mortgage-Backed Securities	—	3,899,074	1,773,913	5,672,987
Other Interests	—	501	10,978	11,479
Preferred Securities	18,546,608	64,347,381	27,341,934	110,235,923
Investment Companies	45,702,238	—	—	45,702,238
Warrants	62,705	—	65,689	128,394
Total	$166,242,174	$2,029,767,254	$112,623,706	$2,308,633,134

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$2,420,824	—	$2,420,824
Forward foreign currency contracts	—	5,970,207	—	5,970,207
Liabilities:
Equity contracts	$(9,341,164)	—	—	(9,341,164)
Forward foreign currency contracts	—	(1,053,424)	—	(1,053,424)
Total	$(9,341,164)	$7,337,607	—	$(2,003,557)
[1]	Derivative financial instruments are swaps, financial futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,560,398	—	—	$1,560,398
Cash pledged for financial futures contracts	7,858,000	—	—	7,858,000
Foreign currency at value	38,563	—	—	38,563
Liabilities:
Cash received as collateral for OTC derivatives	—	$(2,200,000)	—	(2,200,000)
Bank borrowings payable	—	(719,000,000)	—	(719,000,000)
Total	$9,456,961	$(721,200,000)	—	$(711,743,039)

During the six months ended February 28, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Consolidated Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (HYT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Other Interests	Preferred Securities	Warrants	Total
Assets:
Opening Balance, as of August 31, 2014	$56,896,277	$6,775,056	$29,135,018	$38,229,343	—	$10,978	$1,011,134	$4,857	$132,062,663
Transfers into Level 3	115,218	—	—	8,066,342	—	—	—	118,682	8,300,242
Transfers out of Level 3[1]	(16,930,672)	(5,215,581)	—	(11,612,029)	—	—	—	—	(33,758,282)
Accrued discounts/premiums	—	2,580	(7,879)	139,205	$419	—	—	—	134,325
Net realized gain (loss)	—	(8,430)	(10,305,195)	131,067	—	—	—	—	(10,182,558)
Net change in unrealized appreciation/ depreciation[2,3]	(19,020,499)	5,016	9,903,019	(1,416,728)	6,833	—	8,036,633	(57,850)	(2,543,576)
Purchases	—	7,634,105	3,920,800	161,686	1,766,661	—	18,294,167	—	31,777,419
Sales	—	(225,125)	(7,622,850)	(5,318,552)	—	—	—	—	(13,166,527)
Closing Balance, as of February 28, 2015	$21,060,324	$8,967,621	$25,022,913	$28,380,334	$1,773,913	$10,978	$27,341,934	$65,689	$112,623,706
Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015[3]	$(19,020,499)	$4,966	$(2,345,424)	$(1,408,689)	$6,833	—	$8,036,633	$(57,850)	$(14,784,030)
[1]	As of August 31, 2014, the Trust used significant unobservable inputs in determining the value of certain investments. As of February 28, 2015, the Trust used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $33,758,282 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.
[3]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of February 28, 2015. The table does not include Level 3 investments and derivative financial instruments with values based upon unadjusted third party pricing information. A significant change in third party pricing information could result in a significantly lower or higher value of such Level 3 investments and derivative financial instruments. The value of Level 3 investments and derivative financial instruments derived using third party pricing information is $66,474,788.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$4,776,834	Market Comparable Companies	2P (Proved and Probable) Reserves
			+2C (Contingent) Resources Multiple[5]	CAD[8] $0.22x-$0.24x
			PV-10 Multiple[5,6]	0.09x-0.11x
	14,720,203	Market Comparable Companies	Merger Value[5]	$15.44
	1,563,279	Market Comparable Companies	Last 12 Months EBITDA Multiple[5]	3.88x-4.63x
			Current Fiscal Year EBITDA Multiple[5]	3.88x-4.63x
			Discontinued Operations Expected Sales Proceeds[5]	$60[9]
Corporate Bonds[4]	22,916,789	Discounted Cash Flow	Internal Rate of Return[7]	10.00%
	2,106,124	Par	Call Price[5]	—
Warrants	4,858	Estimated Recovery Value	Distribution Rate[7]	$0.0541
	34,652	Last Dealer Mark — Adjusted	Delta Adjustment Based on Daily Movement in the Common Equity[5]	120.00%
	26,179	Black-Scholes	Implied Volatility[5]	75.718%
Total	$46,148,918
[4]	For the period ended February 28, 2015, the valuation technique for certain investments classified as corporate bonds changed to using an income approach. These investments were previously valued using cost. The income approach is considered to be a more relevant measure of fair value for these investments.
[5]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[6]	Present value of estimated future oil and gas revenues, net of estimated direct expenses discounted at an annual discount rate of 10%.
[7]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
[8]	Canadian Dollar.
[9]	Amount is stated in millions.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	41

Schedule of Investments February 28, 2015 (Unaudited)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
Asset-Backed Securities	Par (000)	Value
Asset-Backed Securities — 0.6%
First Franklin Mortgage Loan Trust, Series 2005-FF02, Class M2, 0.83%, 3/25/35 (a)	$1,023	$1,022,817
Securitized Asset Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.60%, 10/25/35 (a)	1,875	1,638,039
Small Business Administration Participation Certificates, Class 1:
Series 1996-20E, 7.60%, 5/01/16	31	32,285
Series 1996-20G, 7.70%, 7/01/16	31	31,635
Series 1996-20H, 7.25%, 8/01/16	34	34,698
Series 1996-20K, 6.95%, 11/01/16	91	94,526
Series 1997-20C, 7.15%, 3/01/17	43	44,475
		2,898,475
Interest Only Asset-Backed Securities — 0.1%
Small Business Administration, Series 2000-1, 1.00%, 4/01/15	521	4,559
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	2,399	164,901
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (b)	5,889	395,693
		565,153
Total Asset-Backed Securities — 0.7%		3,463,628

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.9%
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.47%, 4/01/18	25	25
Deutsche Securities, Inc. Mortgage Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	379	364,448
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.44%, 10/25/35 (a)	2,269	2,014,255
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.30%, 8/25/23 (a)	42	47,103
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	591	613,526
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.52%, 8/25/34 (a)	957	959,251
		3,998,608
Commercial Mortgage-Backed Securities — 0.6%
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,420	2,583,744
Interest Only Collateralized Mortgage Obligations — 0.6%
Bank of America Mortgage Securities, Inc., Series 2003-3, Class 1A, 0.00%, 5/25/33 (a)	24,334	172,041
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	594	157,770
First Boston Mortgage Securities Corp., Series C, 10.97%, 4/25/17	3	108
GSMPS Mortgage Loan Trust, Series 1998-5, 0.00%, 6/19/27 (a)(b)	2,728	27
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	61,014	135,390
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.48%, 4/25/34 (c)	6,815	102,221
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	206	23,885
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	193	12,264
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Sequoia Mortgage Trust, Series 2005-2, Class XA, 1.07%, 3/20/35 (a)	$31,451		$864,912
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 3AS, 4.54%, 8/25/36 (a)	15,162		1,364,579
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 5/15/29 (a)	34,610		4
			2,833,201
Principal Only Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust (d):
Series 2003-J5, 0.00%, 7/25/33	187		170,493
Series 2003-J8, 0.00%, 9/25/23	114		106,813
Drexel Burnham Lambert CMO Trust, Class 1 (d):
Series K, 0.00%, 9/23/17	2		1,507
Series V, 0.00%, 9/01/18	2		1,592
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 2/25/36 (d)	473		318,788
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 0.00%, 4/25/24 (d)	6		5,076
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35 (d)	199		142,601
			746,870
Total Non-Agency Mortgage-Backed Securities — 2.2%			10,162,423

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.6%
Federal Housing Administration:
USGI Projects, Series 99, 7.43%, 6/01/21–10/01/23	3,334		3,230,484
Reilly Projects, Series 41, 8.28%, 3/01/20	51		50,584
Resolution Funding Corp., 0.00%, 4/15/30 (d)	13,000		8,415,446
			11,696,514
Collateralized Mortgage Obligations — 63.9%
Fannie Mae Mortgage-Backed Securities:
Series 2014-28, Class BD, 3.50%, 1/25/42–8/25/43	23,787		25,173,042
Series 2011-117, Class CP, 4.00%, 12/25/40–11/25/41	17,410		19,514,317
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		48,362,487
Series 2010-47, Class JB, 5.00%, 5/25/30	10,000		11,244,540
Series 2003-135, Class PB, 6.00%, 1/25/34	12,264		13,481,754
Series 2004-31, Class ZG, 7.50%, 5/25/34	4,120		4,845,395
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	171		210,777
Series 2005-73, Class DS, 17.11%, 8/25/35 (a)	1,215		1,505,526
Series 1991-87, Class S, 26.23%, 8/25/21 (a)	18		26,284
Series G-49, Class S, 1,017.02%, 12/25/21 (a)	—	(e)	454
Series G-17, Class S, 1,063.28%, 6/25/21 (a)	83		1,209
Series G-33, Class PV, 1,078.42%, 10/25/21	83		591
Series G-07, Class S, 1,125.28%, 3/25/21 (a)	—	(e)	1,505
Series 1991-46, Class S, 2,479.84%, 5/25/21 (a)	50		3,071

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
U.S. Government Sponsored Agency Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities:
Series T-11, Class A9, 3.06%, 1/25/28 (a)	$1,247		$1,300,955
Series 4242, Class PA, 3.50%, 5/15/41	8,437		8,819,157
Series 4016, Class BX, 4.00%, 11/15/40–9/15/41	26,292		28,651,586
Series 4316, Class VB, 4.50%, 8/15/32–3/15/34	20,787		22,977,941
Series 3856, Class PB, 5.00%, 5/15/41	10,000		11,814,690
Series 2927, Class BZ, 5.50%, 5/15/23–2/15/35	10,828		11,812,773
Series 2542, Class UC, 6.00%, 12/15/22	2,881		3,162,634
Series 0040, Class K, 6.50%, 8/17/24	165		188,659
Series 2218, Class Z, 8.50%, 3/15/20–3/15/30	2,805		3,266,468
Series 0173, Class R, 9.00%, 11/15/21	5		5
Series 0075, Class R, 9.50%, 1/15/21	—	(e)	1
Series 0173, Class RS, 9.64%, 11/15/21 (a)	—	(e)	5
Series 2861, Class AX, 10.54%, 9/15/34 (a)	33		34,767
Series 1160, Class F, 39.42%, 10/15/21 (a)	8		13,762
Series 0075, Class RS, 57.62%, 1/15/21 (a)	—	(e)	1
Series 1057, Class J, 1,008.00%, 3/15/21	39		419
Series 0192, Class U, 1,009.03%, 2/15/22 (a)	1		25
Series 0019, Class R, 16,296.05%, 3/15/20 (a)	2		384
Ginnie Mae Mortgage-Backed Securities:
Series 2010-099, Class JM, 3.75%, 12/20/38	19,300		20,131,058
Series 2011-88, Class PY, 4.00%, 1/20/39–6/20/41	51,891		55,468,270
Series 2004-89, Class PE, 6.00%, 10/20/34	452		475,695
Series 1996-5, Class Z, 7.00%, 5/16/26	277		309,715
			292,799,922
Interest Only Collateralized Mortgage Obligations — 3.4%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	158		5,334
Series G92-60, Class SB, 1.60%, 10/25/22 (a)	96		3,510
Series 2013-45, Class EI, 4.00%, 2/25/27–4/25/43	21,700		2,953,366
Series 2010-74, Class DI, 5.00%, 12/25/39	10,515		700,861
Series 1997-90, Class M, 6.00%, 1/25/28	2,290		381,391
Series 1999-W4, 6.50%, 12/25/28	162		21,716
Series 2011-124, Class GS, 6.53%, 3/25/37 (a)	14,795		1,896,027
Series 1993-199, Class SB, 7.33%, 10/25/23 (a)	157		10,993
Series 089, Class 2, 8.00%, 10/25/18	2		132
Series 007, Class 2, 8.50%, 4/25/17	1		90
Series G92-05, Class H, 9.00%, 1/25/22	19		1,403
Series 094, Class 2, 9.50%, 8/25/21	1		207
Series 1990-136, Class S, 19.91%, 11/25/20 (a)	5,733		7,854
Series 1991-139, Class PT, 648.35%, 10/25/21	103		875
Series 1991-099, Class L, 930.00%, 8/25/21	45		453
Series 1990-123, Class M, 1,009.50%, 10/25/20	9		98

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Collateralized Mortgage Obligations (concluded)
Fannie Mae Mortgage-Backed Securities (concluded):
Series G92-12, Class C, 1,016.90%, 2/25/22	$81		$600
Series G-10, Class S, 1,088.62%, 5/25/21 (a)	238		5,255
Series G-12, Class S, 1,155.63%, 5/25/21 (a)	158		2,943
Freddie Mac Mortgage-Backed Securities:
Series 2559, 0.50%, 8/15/30 (a)	67		712
Series 3744, Class PI, 4.00%, 1/15/35–6/15/39	37,868		3,384,308
Series 4026, 4.50%, 4/15/32	4,711		673,996
Series 2611, Class QI, 5.50%, 9/15/32	1,207		98,295
Series 1043, Class H, 44.22%, 2/15/21 (a)	4,740		8,929
Series 1054, Class I, 866.21%, 3/15/21 (a)	36		665
Series 0176, Class M, 1,010.00%, 7/15/21	15		332
Series 1056, Class KD, 1,084.50%, 3/15/21	25		320
Series 1148, Class E, 1,176.28%, 10/15/21 (a)	64		1,147
Series 0200, Class R, 197,660.56%, 12/15/22 (a)	—	(e)	600
Ginnie Mae Mortgage-Backed Securities (a):
Series 2009-116, Class KS, 6.30%, 12/16/39	2,331		299,639
Series 2011-52, Class MJ, 6.48%, 4/20/41	13,947		2,487,206
Series 2011-52, Class NS, 6.50%, 4/16/41	15,599		2,734,306
			15,683,563
Mortgage-Backed Securities — 79.4%
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/43 (f)	27,641		28,229,821
3.50%, 10/01/42–3/01/45 (f) (g)	33,784		35,444,755
4.00%, 1/01/41–9/01/42 (f)	31,185		33,461,821
4.50%, 8/01/25–3/01/45 (f)(g)	90,815		99,621,589
5.00%, 1/01/23–10/01/41 (f)	58,139		64,979,649
5.50%, 4/01/15–10/01/39 (f)(g)	34,338		38,132,571
5.97%, 8/01/16	2,908		3,068,883
6.00%, 3/01/45–4/01/45 (g)	43,600		49,486,000
6.50%, 12/01/37–10/01/39	9,188		10,507,633
7.50%, 2/01/22	—	(e)	56
9.50%, 1/01/19–9/01/19	2		1,692
Freddie Mac Mortgage-Backed Securities:
2.48%, 1/01/35 (a)	180		184,388
2.55%, 10/01/34 (a)	197		202,200
3.14%, 11/01/17 (a)	1		1,277
5.00%, 2/01/22–4/01/22	282		303,735
9.00%, 9/01/20	15		16,198
Ginnie Mae Mortgage-Backed Securities:
7.50%, 8/15/21–12/15/23	112		118,740
8.00%, 10/15/22–8/15/27	50		53,361
9.00%, 4/15/20–9/15/21	3		3,156
			363,817,525
Principal Only Collateralized Mortgage Obligations — 0.2%
Fannie Mae Mortgage-Backed Securities (d):
Series 1999-W4, 0.00%, 2/25/29	91		83,330
Series 2002-13, Class PR, 0.00%, 2/25/21–3/25/32	313		294,532
Freddie Mac Mortgage-Backed Securities, 0.00%, 11/15/22–11/15/28 (d)	730		697,099
			1,074,961
Total U.S. Government Sponsored Agency Securities — 149.5%			685,072,485

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	43

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)
U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
1.00%, 11/30/19 (f)	$2,965	$2,898,981
1.38%, 2/29/20 (h)	4,405	4,378,156
1.63%, 11/15/22	780	766,655
2.00%, 2/15/25	2,990	2,989,534
Total U.S. Treasury Obligations — 2.4%		11,033,326
Total Long-Term Investments (Cost — $703,005,169) — 154.8%		709,731,862

Short-Term Securities	Shares
Money Market Funds — 0.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.05% (i)(j)	2,249,337	2,249,337
	Par (000)
Borrowed Bond Agreement — 0.2%
Credit Suisse Securities (USA) LLC, 0.16%, Open (Purchased on 12/18/14 to be repurchased at $918,294, collateralized by a U.S. Treasury Bond, 2.75%, 11/15/42, par and fair value of $917,000 and $942,862, respectively)	$918	918,000
Total Short-Term Securities (Cost — $3,167,337) — 0.7%		3,167,337
Short-Term Securities		Value
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $706,172,506) — 155.5%		$712,899,199

Borrowed Bonds	Par (000)
U.S. Treasury Bonds, 2.75%, 11/15/42	$917	(942,862)
Total Borrowed Bonds (Proceeds — $842,347) — (0.2)%		(942,862)

TBA Sale Commitments
Fannie Mae Mortgage-Backed Securities (g):
4.50%, 3/01/30	4,400	(4,611,240)
5.00%, 3/01/30 — 3/12/45	13,200	(14,623,582)
6.00%, 3/01/45	21,800	(24,756,625)
Total TBA Sale Commitments (Proceeds — $43,906,457) — (9.6)%		(43,991,447)
Total Investments, Net of Borrowed Bonds and TBA Sale Commitments (Cost — $661,423,702) — 145.7%		667,964,890
Liabilities in Excess of Other Assets — (45.7)%		(209,654,313)
Net Assets — 100.0%		$458,310,577

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Zero-coupon bond.
(e)	Amount is less than $500.
(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of February 28, 2015 were as follows:

Counterparty	Value	Unrealized Appreciation/ Depreciation
Bank of America Securities LLC	$4,401,715	$3,527
Barclays Bank PLC	$(1,885,539)	$(9,363)
Credit Suisse Securities (USA) LLC	$(7,594,121)	$(53,918)
Deutsche Bank Securities, Inc.	$1,056,659	$1,386
Goldman Sachs & Co.	$25,694,692	$111,145
JPMorgan Securities, Inc.	$(554,570)	$(1,680)

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Goldman Sachs & Co.	$1,192,687	$(307)
Deutsche Bank Securities, Inc.	$745,430	$(192)

(i)	Represents the current yield as of report date.
(j)	During the period ended February 28, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of 1940 Act were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at February 28, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,012,499	(5,763,162)	2,249,337	$2,829

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	As of February 28, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.12%	7/07/14	Open	$2,831,575	$2,833,246
Credit Suisse Securities (USA) LLC	0.20%	9/17/14	Open	16,380,000	16,389,009
Credit Suisse Securities (USA) LLC	0.22%	2/11/15	3/12/15	94,499,000	94,508,817
Bank of Montreal	0.25%	2/11/15	4/14/15	74,906,000	74,914,843

Total				$188,616,575	$188,645,915
[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•	As of February 28, 2015, financial futures contracts outstanding were as follows:

Contracts Long/(Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(41)	90-Day Euro-Dollar	Chicago Mercantile	March 2015	$10,222,837	$(52,984)
(593)	Long U.S. Treasury Bond	Chicago Board of Trade	June 2015	$95,973,344	(524,413)
(364)	2-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$79,562,438	(71,263)
(159)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$20,319,703	(33,501)
(47)	5-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$ 5,606,219	(6,187)
(12)	90-Day Euro-Dollar	Chicago Mercantile	June 2015	$ 2,988,750	(7,073)
(12)	90-Day Euro-Dollar	Chicago Mercantile	December 2015	$ 2,976,900	(1,823)
(12)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	$ 2,970,300	802
114	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	June 2015	$19,184,063	159,130
Total					$(537,312)

•	As of February 28, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation
0.46%[2]	3-month LIBOR	Chicago Mercantile	6/11/15	$100	$53
[2]	Trust pays the floating rate and receives the fixed rate.

•	As of February 28, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Appreciation (Depreciation)
4.88%[3]	3-month LIBOR	UBS AG	3/21/15	$25,000	$57,713	—	$57,713
4.87%[3]	3-month LIBOR	Goldman Sachs Bank USA	1/25/16	$5,500	218,571	—	218,571
2.81%[3]	3-month LIBOR	Citibank N.A.	2/06/16	$20,000	439,995	—	439,995
5.72%[3]	3-month LIBOR	JPMorgan Chase Bank N.A.	7/14/16	$5,400	375,306	—	375,306
4.31%[4]	3-month LIBOR	Deutsche Bank AG	10/01/18	$60,000	(6,210,250)	—	(6,210,250)
3.43%[3]	3-month LIBOR	JPMorgan Chase Bank N.A.	3/28/21	$6,000	564,347	$(170,092)	734,439
5.41%[3]	3-month LIBOR	JPMorgan Chase Bank N.A.	8/15/22	$9,565	2,322,138	—	2,322,138

Total					$(2,232,180)	$ (170,092)	$(2,062,088)
[3]	Trust pays the floating rate and receives the fixed rate.
[4]	Trust pays the fixed rate and receives the floating rate.

•
For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	45

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,898,475	$565,153	$3,463,628
Non-Agency Mortgage-Backed Securities	—	7,830,686	2,331,737	10,162,423
U.S. Government Sponsored Agency Securities	—	681,790,421	3,282,064	685,072,485
U.S. Treasury Obligations	—	11,033,326	—	11,033,326
Short-Term Securities:
Money Market Funds	$2,249,337	—	—	2,249,337
Borrowed Bond Agreement	—	918,000	—	918,000
Liabilities:
Investments:
Borrowed Bonds	—	(942,862)	—	(942,862)
TBA Sale Commitments	—	(43,991,447)	—	(43,991,447)
Total	$2,249,337	$659,536,599	$6,178,954	$667,964,890

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$159,932	$4,148,215	—	$4,308,147
Liabilities:
Interest rate contracts	(697,244)	(6,210,250)	—	(6,907,494)
Total	$(537,312)	$(2,062,035)	—	$(2,599,347)
[1]	Derivative financial instruments are swaps and financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face amount, including accrued interest, for financial statement purposes. As of February 28, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,954,000	—	—	$1,954,000
Cash pledged as collateral for OTC derivatives	7,100,000	—	—	7,100,000
Cash pledged for centrally cleared swaps	10,000	—	—	10,000
Liabilities:
Cash received as collateral for OTC derivatives	—	$(4,570,000)	—	(4,570,000)
Reverse repurchase agreements	—	(188,645,915)	—	(188,645,915)
Total	$9,064,000	$(193,215,915)	—	$(184,151,915)

During the six months ended February 28, 2015, there were no transfers between Level 1 and Level 2.
See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of August 31, 2014	$626,872	$2,708,549	$3,612,672	$6,948,093
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	(66,209)	—	(6,163)	(72,372)
Net realized gain (loss)	(116,697)	10	(9,489)	(126,176)
Net change in unrealized appreciation/depreciation[1,2]	121,187	(376,812)	11,122	(244,503)
Purchases	—	—	—	—
Sales	—	(10)	(326,078)	(326,088)
Closing Balance, as of February 28, 2015	$565,153	$2,331,737	$3,282,064	$6,178,954
Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015[2]	$121,187	$(376,812)	$7,877	$(247,748)
[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[2]	Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at February 28, 2015 is generally due to investments no longer held or categorized as level 3 at period end.

Certain of the Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	47

Statements of Assets and Liabilities
February 28, 2015 (Unaudited)	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)*	BlackRock Income Trust, Inc. (BKT)

Assets
Investments at value — unaffiliated[1]	$1,177,108,362	$2,262,930,896	$710,649,862
Investments at value — affiliated[2]	3,264,015	45,702,238	2,249,337
Cash	263,422	1,560,398	—
Cash pledged as collateral for OTC derivatives	5,716,000	—	7,100,000
Cash pledged for financial futures contracts	1,017,000	7,858,000	1,954,000
Cash pledged for centrally cleared swaps	—	—	10,000
Interest receivable	12,970,515	31,433,679	2,510,623
TBA sale commitments receivable	—	—	43,906,457
Investments sold receivable	1,222,597	25,964,150	11,750,789
Options written receivable	498,324	—	—
Unrealized appreciation on OTC swaps	284,394	2,420,824	4,148,162
Unrealized appreciation on forward foreign currency exchange contracts	162,944	5,970,207	—
Variation margin receivable on financial futures contracts	136,644	627,105	159,130
Swap premiums paid	100,917	—	—
Swaps receivable	65,682	175,856	781,538
Foreign currency at value[3]	55,692	38,563	—
Dividends receivable	27,422	79,091	—
Deferred offering costs	—	46,521	—
Principal paydowns receivable	—	—	3,306
Variation margin receivable on centrally cleared swaps	—	—	23
Prepaid expenses	14,962	36,486	5,058
Total assets	1,202,908,892	2,384,844,014	785,228,285

Liabilities
Reverse repurchase agreements	367,812,199	—	188,645,915
Options written at value[4]	8,965,566	—	—
Investments purchased payable	4,447,647	36,000,822	80,461,041
Bank borrowings payable	—	719,000,000	—
TBA sale commitments at value[5]	—	—	43,991,447
Cash received as collateral for OTC derivatives	—	2,200,000	4,570,000
Investment advisory fees payable	441,819	1,054,069	227,776
Unrealized depreciation on forward foreign currency exchange contracts	334,989	1,053,424	—
Officer’s and Trustees’ fees payable	211,133	442,947	165,298
Unrealized depreciation on OTC swaps	186,559	—	6,210,250
Swap premiums received	185,346	330,868	170,092
Variation margin payable on centrally cleared swaps	136,692	—	—
Variation margin payable on financial futures contracts	118,854	—	139,300
Income dividends payable	74,633	555,722	64,908
Options written payable	73,442	—	—
Reorganization costs payable	47,889	13,125	16,465
Offering costs payable	—	47,120	—
Swaps payable	37,146	—	1,114,014
Borrowed bonds at value[6]	—	—	942,862
Interest expense payable	—	499,452	7,384
Administration fees payable	—	—	52,679
Other liabilities	305,775	—	6,334
Other accrued expenses payable	215,250	546,839	131,943
Total liabilities	383,594,939	761,744,388	326,917,708
Net Assets	$819,313,953	$1,623,099,626	$458,310,577
[1] Investments at cost — unaffiliated	$1,112,610,505	$2,279,120,394	$703,923,169
[2] Investments at cost — affiliated	$3,264,015	$44,488,575	$2,249,337
[3] Foreign currency at cost	$53,861	$38,564	—
[4] Premiums received	$8,319,002	—	—
[5] Proceeds from TBA sale commitments	—	—	$43,906,457
[6] Proceeds received from borrowed bonds	—	—	$842,347

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Statements of Assets and Liabilities (concluded)
February 28, 2015 (Unaudited)	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)*	BlackRock Income Trust, Inc. (BKT)

Net Assets Consist of
Paid-in capital[7,8,9]	$748,761,667	$1,788,506,929	$478,274,443
Undistributed (distributions in excess of) net investment income	(2,821,835)	(12,477,918)	6,727,431
Undistributed net realized gain (accumulated net realized loss)	9,803,401	(135,844,464)	(30,633,138)
Net unrealized appreciation/depreciation	63,570,720	(17,084,921)	3,941,841
Net Assets	$819,313,953	$1,623,099,626	$458,310,577
Net asset value per share	$15.19	$12.82	$7.17
[7] Par value	$0.001	$0.100	$0.010
[8] Shares outstanding	53,935,126	126,599,668	63,942,535
[9] Shares authorized	unlimited	200 million	200 million
*	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	49

Statements of Operations
Six Months Ended February 28, 2015 (Unaudited)	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)*	BlackRock Income Trust, Inc. (BKT)

Investment Income
Interest	$21,890,133	$65,023,188	$13,138,009
Dividends — unaffiliated	284,675	1,370,623	—
Dividends — affiliated	1,469	373,781	2,829
Total income	22,176,277	66,767,592	13,140,838

Expenses
Investment advisory	2,324,275	6,881,963	1,483,009
Administration	—	—	342,233
Professional	84,685	214,733	48,675
Accounting services	49,070	114,596	34,028
Transfer agent	43,267	68,383	34,366
Officer and Trustees	38,931	79,539	22,296
Custodian	33,138	127,437	24,963
Offering	—	78,600	—
Reorganization	28,703	—	17,165
Printing	14,467	24,787	10,163
Registration	6,435	24,157	11,095
Miscellaneous	64,171	104,054	22,325
Total expenses excluding interest expense and income tax	2,687,142	7,718,249	2,050,318
Interest expense	366,105	3,156,540	184,314
Income tax	—	14,580	—
Total expenses	3,053,247	10,889,369	2,234,632
Less fees waived by Manager	(35,084)	(694)	(3,520)
Total expenses after fees waived	3,018,163	10,888,675	2,231,112
Net investment income	19,158,114	55,878,917	10,909,726

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	7,708,910	(10,937,988)	1,036,397
Investments — affiliated	—	(108,408)	—
Financial futures contracts	5,090,452	(2,222,332)	(6,863,740)
Foreign currency transactions	2,246,598	34,546,340	—
Options written	1,843,287	243,133	—
Swaps	(420,136)	(2,117)	240,032
	16,469,111	21,518,628	(5,587,311)
Net change in unrealized appreciation/depreciation on:
Investments	(318,491)	(78,932,590)	1,689,526
Financial futures contracts	(437,672)	(8,454,383)	323,150
Foreign currency translations	(656,992)	(2,213,103)	—
Options written	(2,094,416)	—	—
Swaps	179,735	(236,925)	(445,918)
Borrowed bonds	—	—	(83,174)
	(3,327,836)	(89,837,001)	1,483,584
Net realized and unrealized gain (loss)	13,141,275	(68,318,373)	(4,103,727)
Net Increase (Decrease) in Net Assets Resulting from Operations	$32,299,389	$(12,439,456)	$6,805,999
*	Consolidated Statement of Operations.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Statements of Changes in Net Assets
	BlackRock Core Bond Trust (BHK)
Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income	$19,158,114	$23,431,450
Net realized gain	16,469,111	3,252,163
Net change in unrealized appreciation/depreciation	(3,327,836)	29,982,109
Net increase in net assets resulting from operations	32,299,389	56,665,722

Distributions to Shareholders From[1]
Net investment income	(24,968,842)	(24,499,913)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	399,904,994	—
Net increase in net assets derived from capital share transactions	399,904,994	—

Net Assets
Total increase in net assets	407,235,541	32,165,809
Beginning of period	412,078,412	379,912,603
End of period	$819,313,953	$412,078,412
Undistributed (distributions in excess of) net investment income, end of period	$(2,821,835)	$2,988,893

Consolidated Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (HYT)
Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income	$55,878,917	$105,249,090
Net realized gain	21,518,628	44,986,967
Net change in unrealized appreciation/depreciation	(89,837,001)	31,821,600
Net increase (decrease) in net assets resulting from operations	(12,439,456)	182,057,657

Distributions to Shareholders From[1]
Net investment income	(69,883,018)	(101,824,719)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	1,178,342,562

Net Assets
Total increase (decrease) in net assets	(82,322,474)	1,258,575,500
Beginning of period	1,705,422,100	446,846,600
End of period	$1,623,099,626	$1,705,422,100
Undistributed (distributions in excess of) net investment income, end of period	$(12,477,918)	$1,526,183
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	51

Statements of Changes in Net Assets
	BlackRock Income Trust, Inc. (BKT)
Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014

Operations
Net investment income	$10,909,726	$22,116,133
Net realized loss	(5,587,311)	(9,402,855)
Net change in unrealized appreciation/depreciation	1,483,584	11,894,375
Net increase in net assets resulting from operations	6,805,999	24,607,653

Distributions to Shareholders From[1]
Net investment income	(13,427,935)	(27,623,179)

Net Assets
Total decrease in net assets	(6,621,936)	(3,015,526)
Beginning of period	464,932,513	467,948,039
End of period	$458,310,577	$464,932,513
Undistributed net investment income, end of period	$6,727,431	$9,245,640
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Statements of Cash Flows
Six Months Ended February 28, 2015 (Unaudited)	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$32,299,389	$(12,439,456)	$6,805,999
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	656,009 [2]	1,767,001	146,652
(Increase) decrease in swaps receivable	(59,161)	26,921	31,426
(Increase) decrease in prepaid expenses	—	(6,828)	5,869
Decrease in dividends receivable	2,102 [2]	19,016	—
Increase in variation margin receivable on financial futures contracts	(116,644)	(627,105)	(2,536)
Increase in variation margin receivable on centrally cleared swaps	—	—	(3)
(Increase) decrease in cash pledged for financial futures contracts	(600,000)[2]	(4,660,000)	55,000
Increase in cash pledged for centrally cleared swaps	708,035 [2]	—	—
(Increase) decrease in cash pledged as collateral for OTC derivatives	(2,896,000)[2]	1,970,000	600,000
Decrease in cash pledged as collateral for reverse repurchase agreements	470,000	—	173,000
Increase in prepaid expenses	(7,894)	—	—
Increase (decrease) in swaps premiums paid	(29,921)	156,624	—
Decrease in investment advisory fees payable	(76,146)[2]	(174,568)	(28,395)
Increase (decrease) in interest expense payable	160,046	(58,640)	(10,378)
Decrease in other accrued expenses payable	(75,499)[2]	(3,132)	(46,203)
Increase (decrease) in variation margin payable on financial futures contracts	78,296	(155,496)	125,694
Increase in variation margin payable on centrally cleared swaps	133,489	—	—
Increase (decrease) in swaps payable	19,047	—	(13,858)
Increase (decrease) in swaps premium received	111,638 [2]	(37,972)	(13,906)
Increase in officer’s and Trustees’ fees payable	11,447 [2]	39,486	11,095
Increase in other liabilities	65,015	—	6,334
Increase (decrease) in reorganization costs payable	(242,368)[2]	—	(205,814)
Decrease in administration fees payable	—	—	(6,560)
Decrease in cash received as collateral for reverse repurchase agreements	(3,952,000)[2]	—	—
Decrease in cash received as collateral for OTC derivatives	—	(500,000)	(690,000)
Net realized (gain) loss on investments	(8,912,081)	14,294,021	(432,043)
Net unrealized (gain) loss on investments, futures, swaps and foreign currency translation	3,349,291	81,382,618	(1,160,381)
Amortization of premium and accretion of discount on investments	2,131,177	1,109,393	2,929,971
Premiums received from options written	9,685,945	269,268	—
Proceeds from sales and principal paydowns of long-term investments	417,855,604 [2]	595,799,733	729,931,364
Purchases of long-term investments	(619,047,802)[2]	(606,651,509)	(713,614,028)
Proceeds from borrowed bonds transactions	—	—	(83,175)
Net proceeds from sales of short-term securities	(4,306,749)[2]	3,602,081	5,682,162
Premiums received on closing options written	(1,381,453)	(26,134)	—
Net cash provided by operating activities	(173,967,188)	75,095,322	30,197,286

Cash Used for Financing Activities
Proceeds from bank borrowings	—	319,000,000	—
Payments on bank borrowings	—	(323,000,000)	—
Payments for offering costs	—	(107,021)	—
Amortization of deferred offering costs	—	68,600	—
Net borrowing of reverse repurchase agreements	199,351,376	—	(16,768,714)
Cash dividends paid to shareholders	(24,945,133)	(69,764,344)	(13,428,493)
Decrease in bank overdraft	(144,687)[2]	(224,629)	(79)
Net cash used for financing activities	174,261,556	(74,027,394)	(30,197,286)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	53

Statements of Cash Flows (concluded)
Six Months Ended February 28, 2015	BlackRock Core Bond Trust (BHK)		BlackRock Corporate High Yield Fund, Inc. (HYT)[1]	BlackRock Income Trust, Inc. (BKT)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(30,035)		$1,954	—

Cash and Foreign Currency
Net increase in cash and foreign currency	264,333		1,069,882	—
Cash and foreign currency at beginning of period	54,781	[3]	529,079	—
Cash and foreign currency at end of period	$319,114		$1,598,961	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$366,105		$3,156,540	$184,314

Non-Cash Financing Activities
Fair value of investments acquired through reorganization	$587,549,607		—	—
Capital shares issued in reorganization	$399,904,994		—	—
[1]	Consolidated Statement of Cash Flows.
[2]	Includes assets and liabilities acquired in reorganization.
[3]	Includes cash and foreign currency acquired in reorganization of $(173,734).

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Financial Highlights	BlackRock Core Bond Trust (BHK)
	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014		2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.24		$14.05		$15.21	$13.78	$14.19	$12.56
Net investment income[1]	0.44		0.87		0.89	0.88	0.83	0.87
Net realized and unrealized gain (loss)	0.13		1.23		(1.11)	1.37	(0.36)	1.76
Net increase (decrease) from investment operations	0.57		2.10		(0.22)	2.25	0.47	2.63
Distributions from net investment income[2]	(0.62)		(0.91)		(0.94)	(0.82)	(0.88)	(1.00)
Net asset value, end of period	$15.19		$15.24		$14.05	$15.21	$13.78	$14.19
Market price, end of period	$13.78		$13.64		$12.50	$15.41	$12.69	$13.92

Total Return[3]
Based on net asset value	4.37%	[4]	16.09%	[5]	(1.42)%	17.06%	4.02%	22.44%
Based on market price	5.79%	[4]	16.78%		(13.43)%	28.78%	(2.35)%	25.93%

Ratio to Average Net Assets
Total expenses	0.95%	[6,7]	1.06%	[7]	1.03%	0.95%	1.02%	1.18%
Total expenses after fees waived and paid indirectly	0.94%	[6,7]	1.02%	[7]	0.98%	0.94%	1.02%	1.18%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.82%	[6,7]	0.91%	[7]	0.86%	0.86%	0.93%	0.95%
Net investment income	5.95%	[6]	5.94%		5.92%	6.13%	6.05%	6.62%

Supplemental Data
Net assets, end of period (000)	$819,314		$412,078		$379,913	$411,136	$372,295	$383,540
Borrowings outstanding, end of period (000)	$367,812		$168,301		$172,537	$182,679	$152,301	$169,938
Asset coverage, end of period per $1,000	$3,228		$3,448		$3,202	$3,251	$3,444	$3,270
Portfolio turnover rate[8]	41%		82%		100%	290%	824%	641%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Trust’s total return. Excluding these proceeds, the total return would have been 16.01%.
[6]	Annualized.
[7]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.93% and 0.81% for the six months ended February 28, 2015 and 1.00%, 0.96% and 0.85% for the year ended August 31, 2014, respectively.
[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended February 28, 2015	Year Ended August 31,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	37%	48%	63%	237%	544%	534%

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	55

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (HYT)
	Six Months Ended February 28, 2015[1] (Unaudited)		Year Ended August 31,
			2014[1]		2013[1]		2012[1]		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$13.47		$12.62		$12.32		$11.49		$11.38	$9.68
Net investment income[2]	0.44		0.98		1.00		1.04		1.06	1.05
Net realized and unrealized gain (loss)	(0.54)		0.91		0.41		0.83		0.05	1.67
Net increase (decrease) from investment operations	(0.10)		1.89		1.41		1.87		1.11	2.72
Distributions from net investment income[3]	(0.55)		(1.04)		(1.11)		(1.04)		(1.00)	(1.02)
Net asset value, end of period	$12.82		$13.47		$12.62		$12.32		$11.49	$11.38
Market price, end of period	$11.52		$12.07		$11.37		$12.96		$11.21	$11.19

Total Return[4]
Based on net asset value	(0.17)%[5]		16.21%		11.90%		17.14%		9.95%	29.26%
Based on market price	0.11%[5]		15.58%		(4.16)%		26.30%		9.09%	29.92%

Ratio to Average Net Assets
Total expenses	1.34%	[6,7]	1.35%	[8]	1.54%	[9]	1.51%		1.41%	1.34%
Total expenses after fees waived and paid indirectly	1.35%	[6]	1.35%	[8]	1.54%	[9]	1.51%		1.41%	1.34%
Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.96%	[6]	0.98%	[8]	1.16%[9,10]		1.19%	[11]	1.12%	1.09%
Net investment income	6.92%	[6]	7.40%		7.83%		8.84%		8.80%	9.52%

Supplemental Data
Net assets, end of period (000)	$1,623,100		$1,705,422		$446,847		$435,955		$405,697	$401,760
Borrowings outstanding, end of period (000)	$719,000		$723,000		$191,000		$181,000		$130,000	$89,000
Asset coverage, end of period per $1,000	$3,257		$3,359		$3,340		$3,409		$4,121	$5,514
Portfolio turnover rate	26%		64%		77%		61%		87%	85%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Annualized.
[7]	Offering costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 1.35%.
[8]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.
[9]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.50%, 1.50% and 1.12%, respectively.
[10]	For the year ended August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.15%.
[11]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.09%.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Financial Highlights	BlackRock Income Trust, Inc. (BKT)
	Six Months Ended February 28, 2015 (Unaudited)		Year Ended August 31,
			2014		2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$7.27		$7.32		$7.94	$7.96	$7.76	$7.12
Net investment income[1]	0.17		0.35		0.32	0.39	0.35	0.20
Net realized and unrealized gain (loss)	(0.06)		0.03		(0.46)	0.06	0.19	0.73
Net increase (decrease) from investment operations	0.11		0.38		(0.14)	0.45	0.54	0.93
Distributions from:[2]
Net investment income	(0.21)		(0.43)		(0.48)	(0.27)	(0.34)	(0.26)
Net realized gain	—		—		—	(0.20)	—	(0.03)
Total distributions	(0.21)		(0.43)		(0.48)	(0.47)	(0.34)	(0.29)
Net asset value, end of period	$7.17		$7.27		$7.32	$7.94	$7.96	$7.76
Market price, end of period	$6.42		$6.42		$6.40	$7.63	$7.18	$6.95

Total Return[3]
Based on net asset value	1.88%	[4]	6.05%		(1.45)%	6.24%	7.70%	13.86%
Based on market price	3.31%	[4]	7.12%		(10.34)%	13.19%	8.47%	11.19%

Ratio to Average Net Assets
Total expenses	0.98%	[5,6]	1.02%	[6]	1.00%	0.97%	1.06%	1.05%
Total expenses after fees waived and paid indirectly	0.98%	[5,6]	1.02%	[6]	1.00%	0.97%	1.05%	1.02%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.90%	[5,6]	0.96%	[6]	0.90%	0.90%	0.94%	0.92%
Net investment income	4.78%	[5]	4.74%		4.18%	4.86%	4.43%	2.72%

Supplemental Data
Net assets, end of period (000)	$458,311		$464,933		$467,948	$507,852	$508,765	$496,260
Borrowings outstanding, end of period (000)	$188,646		$205,415		$148,344	$119,706	$233,676	$106,985
Asset coverage, end of period per $1,000	$3,429		$3,263		$4,154	$5,242	$3,177	$5,639
Portfolio turnover[7]	103%		256%		358%	487%	899%	883%
[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Annualized.
[6]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.97%, 0.97% and 0.90% for the six months ended February 28, 2015 and the year ended August 31, 2014, respectively.
[7]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:
	Six Months Ended February 28, 2015	Year Ended August 31,
	(Unaudited)	2014	2013	2012	2011	2010
Portfolio turnover rate (excluding MDRs)	44%	125%	196%	230%	387%	207%

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	57

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the 1940 Act as closed-end management investment companies and referred to herein collectively as the “Trusts”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Boards of Directors and Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

Reorganizations: The Board and shareholders of BHK and the Board and shareholders of BlackRock Income Opportunity Trust, Inc. (“BNA” and the “Target Fund”) approved the reorganization of the Target Fund into BHK pursuant to which BHK acquired substantially all of the assets and substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares of BHK. The purpose of the transaction was to combine two funds managed by BlackRock Advisors, LLC (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 10, 2014.

Each Common Shareholder of the Target Fund received Common Shares of BHK in an amount equal to the aggregate net asset value of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on November 7, 2014, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganization was accomplished by a tax-free exchange of shares of BHK in the following amount and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of BHK
BNA	34,456,370	0.78050585	26,893,279

BNA’s net assets and composition of net assets on November 7, 2014, the valuation date of the reorganization, was as follows:

BNA
Net assets	$399,904,994
Paid-in capital	$384,183,174
Distributions in excess of net investment income	$(65,119)
Accumulated net realized loss	$(14,090,276)
Net unrealized appreciation/depreciation	$29,877,215

For financial reporting purposes, assets received and shares issued by BHK were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to maintain ongoing reporting of BHK’s realized and unrealized gains and losses distributable to shareholders for tax purposes.

The net assets of BHK before the acquisition were $402,115,685. The aggregate net assets of BHK immediately after the acquisition amounted to $802,021,725. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
BNA	$587,549,607	$557,681,213

Assuming the acquisition had been completed on September 1, 2014 the beginning of the fiscal reporting period of BHK, the pro forma results of operations for the six months ended February 28, 2015, are as follows:

•	Net investment income/loss: $23,584,216
•	Net realized and change in unrealized gain/loss on investments: $7,794,708
•	Net increase/decrease in net assets resulting from operations: $31,378,924
58	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in BHK’s Consolidated Statement of Operations since November 10, 2014.

Reorganization costs incurred in connection with the reorganization were expensed by BHK.

The Board and shareholders of HYT and the Board and shareholders of each of BlackRock Corporate High Yield Fund, Inc. (COY), BlackRock Corporate High Yield Fund III, Inc. (CYE), BlackRock Corporate High Yield Fund V, Inc. (HYV), BlackRock High Income Shares (HIS) and BlackRock High Yield Trust (BHY) (individually a “HYT Target Fund” and collectively the “HYT Target Funds”) approved the reorganizations of each HYT Target Fund into HYT pursuant to which HYT acquired substantially all of the assets and substantially all of the liabilities of each HYT Target Fund in exchange for an equal aggregate value of newly-issued Common Shares of HYT. On February 28, 2014, HYT changed its name from BlackRock Corporate High Yield Fund VI, Inc. to BlackRock Corporate High Yield Fund, Inc. The purpose of these transactions was to combine six funds managed the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on November 18, 2013.

Each Common Shareholder of a HYT Target Fund received Common Shares of HYT in an amount equal to the aggregate net asset value of such shareholders HYT Target Fund shares, as determined at the close of business on November 15, 2013, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of HYT in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of HYT
COY	35,027,459	0.59633674	20,888,115
CYE	37,552,995	0.61218457	22,989,338
HYV	33,015,111	1.02665810	33,895,222
HIS	54,848,390	0.17536312	9,618,090
BHY	6,431,296	0.58941105	3,790,663

Each HYT Target Fund’s net assets and composition of net assets on November 15, 2013, the valuation date of the reorganization, were as follows:

	Target Funds
	COY	CYE	HYV	HIS	BHY
Net assets	$269,933,969	$297,104,927	$438,025,175	$124,291,816	$48,986,675
Paid-in capital	$305,529,497	$325,149,382	$469,523,241	$151,358,421	$57,800,581
Distributions in excess of net investment income	$(1,185,651)	$(1,350,006)	$(1,971,210)	$(745,598)	$(176,691)
Accumulated net realized loss	$(41,042,210)	$(35,328,795)	$(45,260,726)	$(28,812,095)	$(11,055,877)
Net unrealized appreciation/depreciation	$6,632,333	$8,634,346	$15,733,870	$2,500,088	$2,418,662

For financial reporting purposes, assets received and shares issued by HYT were recorded at fair value. However, the cost basis of the investments received from the HYT Target Fund were carried forward to maintain ongoing reporting of HYT’s realized and unrealized gains and losses distributable to shareholders for tax purposes.

The net assets of HYT before the acquisition were $457,705,742. The aggregate net assets of HYT immediately after the acquisition amounted to $1,636,048,304. Each HYT Target Fund’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
COY	$390,967,349	$384,382,845
CYE	$426,116,528	$417,548,014
HYV	$635,374,976	$619,705,167
HIS	$168,353,486	$165,699,553
BHY	$69,538,358	$67,121,555
SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	59

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on September 1, 2013 the beginning of the fiscal reporting period of HYT, the pro forma results of operations for the year ended August 31, 2014, are as follows:

•	Net investment income: $124,066,786
•	Net realized and change in unrealized gain/loss on investments: $114,665,188
•	Net increase/decrease in net assets resulting from operations: $238,731,974

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the HYT Target Funds that have been included in HYT’s Consolidated Statement of Operations since November 18, 2013.

Reorganization costs incurred in connection with the reorganizations were expensed by HYT.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (the “Taxable Subsidiaries”), all of which are wholly owned subsidiaries of the Trust which hold shares of private Canadian companies, Laricina Energy Ltd., Osum Oil Sands Corp. and Seven Generations Energy Ltd. Such shares are held in the Taxable Subsidiaries in order to realize benefits under the Double Tax Avoidance Convention between Canada and Luxembourg, the result of which is gains on the sale of such shares will not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiaries in Luxembourg. An income tax provision, if any, is included in expenses in the Consolidated Statement of Operations. The net assets of the Taxable Subsidiaries as of February 28, 2015 were $7,695,108, which is 0.5% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: The Trusts’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

60	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Trusts’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	61

Notes to Financial Statements (continued)

net realized and unrealized gain (loss) from investments. The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, each Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of each Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased

62	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trusts may subsequently have to reinvest the proceeds at lower interest rates. If the Trusts have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Collateralized Debt Obligations: Certain Trusts may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trusts may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Trusts may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Trusts also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Trusts may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Trusts may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer,

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	63

Notes to Financial Statements (continued)

deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Trusts may invest in floating rate loan interests. The floating rate loan interests held by the Trusts are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of its investment policies.

When a Trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Trusts earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of February 28, 2015, the Trusts had no outstanding unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Trusts may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

64	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

In order to better define contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, TBA commitments may be entered into by the Trusts under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Trust and the counterparty. Cash collateral that has been pledged to cover the obligations of a Trust and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Trust, if any, is noted in the Schedules of Investments. Typically, the Trusts are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to the Trusts are not fully collateralized, contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Trusts’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Certain Trusts may enter into borrowed bond agreements. In a borrowed bond agreement, the Trusts borrow a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Trusts at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Trusts and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Trusts may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agree to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Trusts continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trusts to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Trusts may receive a fee for use of the security by the counterparty, which may result in interest income to the Trusts.

Treasury Roll Transactions: Certain Trusts may enter into treasury roll transactions. In a treasury roll transaction, the Trusts sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Trusts receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Trusts and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Trusts on an accrual basis. The Trusts will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Trusts. If the interest expense exceeds the income earned, the Trusts’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Trusts are required to repurchase may decline below the agreed upon repurchase price of those securities.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	65

Notes to Financial Statements (continued)

For the six months ended February 28, 2015, the average amount of reverse repurchase agreements and treasury roll transactions outstanding and the daily weighted average interest rates were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BHK	$267,444,068	0.28%
BKT	$203,403,774	0.19%

Borrowed bond agreements and reverse repurchase transactions are entered into by the Trusts under Master Repurchase Agreements (each, an “MRA”), which permit the Trusts, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trusts. With borrowed bond agreements and reverse repurchase transactions typically the Trusts and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trusts receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trusts upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trusts are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of February 28, 2015, the following table is a summary of the Trusts’ open borrowed bond and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BHK
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$19,297,050	$(19,297,050)	—	—
BNP Paribas Securities Corp.	161,196,689	(161,196,689)	—	—
Credit Suisse Securities (USA) LLC	79,735,113	(79,735,113)	—	—
Deutsche Bank Securities, Inc.	8,110,354	(8,110,354)	—	—
HSBC Securities (USA), Inc.	36,146,172	(36,146,172)	—	—
Merrill Lynch, Pierce, Fenner, & Smith, Inc.	2,127,467	(2,127,467)	—	—
RBC Capital Markets, LLC	3,423,389	(3,423,389)	—	—
UBS Securities LLC	57,775,965	(57,775,965)	—	—
Total	$367,812,199	$(367,812,199)	—	—
[1]	Net collateral with a value of $434,040,250 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

BKT
Counterparty	Borrowed Bond Agreements[2]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[3]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged[4]	Net Exposure Due (to)/from Counterparty[4]
Bank of Montreal	—	$(74,914,843)	—	$(74,914,843)	—	—	$74,914,843	—	$74,914,843	—
BNP Paribas Securities Corp.	—	(2,833,246)	—	(2,833,246)	—	—	2,833,246	—	2,833,246	—
Credit Suisse Securities (USA) LLC	—	(110,897,826)	—	(110,897,826)	—	—	110,897,826	—	110,897,826	—
	$918,000	—	$(950,246)	(32,246)	—	—	—	—	—	$(32,246)
Total	$918,000	$(188,645,915)	$(950,246)	$(188,678,161)	—	—	$188,645,915	—	$188,645,915	$(32,246)
[2]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
[3]	Includes accrued interest on borrowed bonds in the amount of $7,384 which is included in interest expense payable in the Statements of Assets and Liabilities.
[4]	Net collateral with a value of $208,136,967 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the securities.

66	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

Short Sales: Certain Trusts may enter into short sale transactions in which the Trusts sell a security they do not hold in anticipation of a decline in the market price of that security. When the Trusts make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Trusts is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Trusts are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Trusts are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Trusts sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Trusts will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Trusts enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments including equity risk and interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	67

Notes to Financial Statements (continued)

extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Trusts also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Trusts but not yet delivered, or committed or anticipated to be purchased by the Trusts.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the six months ended February 28, 2015, transactions in options written, including swaptions, were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
BHK
Outstanding options, beginning of period	—	$57,800	$955,801	—	$113,600	$2,387,821
Options written	—	299,100	3,892,016	—	404,300	6,292,253
Options expired	—	—	—	—	(80,100)	(871,282)
Options closed	—	(145,550)	(1,864,233)	—	(99,700)	(2,473,374)
Outstanding options, end of period	—	$211,350	$2,983,584	—	$338,100	$5,335,418

HYT
Outstanding options, beginning of period	—	—	—	—	—
Options written	—	—	—	3,300	—	$269,268
Options expired	—	—	—	(2,400)	—	(119,906)
Options closed	—	—	—	(900)	—	(149,362)
Outstanding options, end of period	—	—	—	—	—	—
[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Trusts enter into swap agreements in which the Trusts and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Trusts for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

68	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Interest rate swaps — The Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Forward interest rate swaps — The Trusts may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of February 28, 2015
		Value
		BHK		HYT		BKT
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swaps premiums paid/received; Investments at value-unaffiliated[2]; Options written at value	$2,501,314	$9,667,541	—	—	$4,308,147	$7,077,586
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	162,944	334,989	$5,970,207	$1,053,424	—	—
Credit contracts	Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received	373,433	371,905	2,420,824	330,868	—	—
Equity contracts	Net unrealized appreciation/depreciation[1]	—	—	—	9,341,164	—	—

Total		$3,037,691	$10,374,435	$8,391,031	$10,725,456	$4,308,147	$7,077,586
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedules of Investments.
SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	69

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended February 28, 2015

	BHK	HYT	BKT	BHK	HYT	BKT

	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$5,090,452	—	$(6,863,740)	$(437,672)	—	$323,150
Swaps	(392,685)	—	240,032	167,704	—	(445,918)
Options[1]	1,609,662	—	—	(1,297,411)	—	—
Foreign currency exchange contracts:
Foreign currency transactions/translations	2,195,559	$36,146,363	—	(561,797)	$(2,026,064)	—
Credit contracts:
Swaps	(27,451)	(2,117)	—	12,031	(236,925)	—
Equity contracts:
Financial futures contracts	—	(2,222,332)	—	—	(8,454,383)	—
Options[1]	—	(88,992)	—	—	—	—
Total	$8,475,537	$33,832,922	$(6,623,708)	$(2,117,145)	$(10,717,372)	$(122,768)
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended February 28, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHK		HYT		BKT
Financial futures contracts:
Average notional value of contracts — long	$209,430,604		—		$18,123,449
Average notional value of contracts — short	$228,721,580		$143,907,735		$211,094,410
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$23,728,217		$261,138,769		—
Average amounts sold — in USD	$1,422,384		$15,093,071		—
Options:
Average value of option contracts purchased	$3,225	[2]	$179,850		—
Average value of option contracts written	—		$144,975	[2]	—
Average notional value of swaption contracts purchased	$131,750,000		—		—
Average notional value of swaption contracts written	$443,498,288		—		—
Credit default swaps:
Average notional value — buy protection	$6,401,000		—		—
Average notional value — sell protection	$7,070,000		$13,797,065		—
Interest rate swaps:
Average notional value — pays fixed rate	$89,607,148		—		$60,000,000
Average notional value — receives fixed rate	$58,569,053		—		$71,565,000
[2]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Trusts’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trusts do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

In order to better define its contractual rights and to secure rights that will help the Trusts mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each

70	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the Trusts and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, the Trusts bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trusts bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of February 28, 2015, the Trusts’ derivative assets and liabilities (by type) are as follows:

	BHK			HYT		BKT
	Assets		Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$136,644		$118,854	$627,105	—	$159,130	$139,300
Forward foreign currency exchange contracts	162,944		334,989	5,970,207	$1,053,424	—	—
Options	1,991,055	[1]	8,965,566	—	—	—	—
Swaps — Centrally cleared	—		136,692	—	—	23	—
Swaps — OTC[2]	385,311		371,905	2,420,824	330,868	4,148,162	6,380,342
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,675,954		$9,928,006	$9,018,136	$1,384,292	$4,307,315	$6,519,642
Derivatives not subject to an Master Netting Agreement of similar agreement (“MNA”)	(136,644)		(255,546)	(627,105)	—	(159,153)	(139,300)
Total derivative assets and liabilities subject to an MNA	$2,539,310		$9,672,460	$8,391,031	$1,384,292	$4,148,162	$6,380,342
[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.
SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	71

Notes to Financial Statements (continued)
As of February 28, 2015, the following tables present the Trusts’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trusts:

BHK
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$173,991	$(173,991)	—	—	—
Barclays Bank PLC	90,965	(90,965)	—	—	—
Citibank N.A.	260,835	(142,710)	—	—	$118,125
Credit Suisse International	43,875	(43,875)	—	—	—
Deutsche Bank AG	1,243,174	(1,243,174)	—	—	—
Goldman Sachs Bank USA	37,486	(37,486)	—	—	—
JPMorgan Chase Bank N.A.	548,527	(548,527)	—	—	—
Morgan Stanley Capital Services LLC	87,400	(58,869)	—	—	28,531
State Street Bank and Trust Co.	53,057	(1,001)	—	—	52,056
Total	$2,539,310	$(2,340,598)	—	—	$198,712

BHK
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$461,195	$(173,991)	—	—	$287,204
Barclays Bank PLC	526,035	(90,965)	—	$(435,070)	—
BNP Paribas S.A.	923,885	—	—	(870,000)	53,885
Citibank N.A.	142,710	(142,710)	—	—	—
Credit Suisse International	575,455	(43,875)	—	(530,000)	1,580
Deutsche Bank AG	4,638,222	(1,243,174)	—	(2,100,000)	1,295,048
Goldman Sachs Bank USA	257,336	(37,486)	—	—	219,850
HSBC Bank USA, N.A.	173,043	—	—	—	173,043
JPMorgan Chase Bank N.A.[5]	1,914,009	(548,527)	—	(1,365,482)	—
Morgan Stanley Capital Services LLC	58,869	(58,869)	—	—	—
Standard Chartered Bank	700	—	—	—	700
State Street Bank and Trust Co.	1,001	(1,001)	—	—	—
Total	$9,672,460	$(2,340,598)	—	$(5,300,552)	$2,031,310

HYT
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[5]	Net Amount of Derivative Assets[2]
Bank of America N.A.	$50,861	$(50,861)	—	—	—
Barclays Bank PLC	8,059	—	—	—	$8,059
Citibank N.A.	3,456,844	—	—	—	3,456,844
Deutsche Bank AG	1,406,256	—		$(1,406,256)	—
Goldman Sachs Bank USA	1,055,488	(330,868)	—	—	724,620
Goldman Sachs International	97,708	(7,419)	—	(90,289)	—
State Street Bank and Trust Co.	19,083	(19,083)	—	—	—
Toronto — Dominion Bank	49,735	—	—	—	49,735
UBS AG	2,246,997	(20,454)		—	2,226,543
Total	$8,391,031	$(428,685)	—	$(1,496,545)	$6,465,801

HYT
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$989,162	$(50,861)	—	—	$938,301
Goldman Sachs Bank USA	330,868	(330,868)	—	—	—
Goldman Sachs International	7,419	(7,419)	—	—	—
State Street Bank and Trust Co.	36,389	(19,083)	—	—	17,306
UBS AG	20,454	(20,454)	—		—
Total	$1,384,292	$(428,685)	—	—	$955,607
72	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

BKT
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[5]	Net Amount of Derivative Assets[2]
Citibank N.A.	$439,995	—	—	$(439,995)	—
Goldman Sachs Bank USA	218,571	—	—	(218,571)	—
JPMorgan Chase Bank N.A.	3,431,883	$(170,092)	—	(3,261,791)	—
UBS AG	57,713	—	$(57,713)	—	—
Total	$4,148,162	$(170,092)	$(57,713)	$(3,920,357)	—

BKT
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Deutsche Bank AG	$6,210,250	—	—	$(6,210,250)	—
JPMorgan Chase Bank N.A.	170,092	$(170,092)	—	—	—
Total	$6,380,342	$(170,092)	—	$(6,210,250)	—
[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.
[5]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services for each Trust and administration services for BHK and HYT.

The following Trust’s investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of its average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.50%

Prior to November 10, 2014, BHK paid the manager an investment advisory fee at an annual rate 0.55%.

The following Trust’s investment advisory fee paid to the Manager is computed daily and payable monthly based on an annual rate of its average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYT	0.60%

The following Trust’s investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of its average net assets:

BKT	0.65%

BKT has an Administration Agreement with the Manager. The administration fee BKT pays to the Manager is computed weekly and payable monthly based on an annual rate of 0.15% of BKT’s average net assets.

The Manager voluntarily agreed to waive a portion of investment advisory fee with respect to BHK at an annual rate of 0.03%, as a percentage of average weekly net assets. This voluntary waiver was discontinued in connection with BHK’s reorganization with BNA. For the six months ended February 28, 2015, the Manager waived $33,047, which is included in fees waived by Manager in the Statements of Operations for BHK.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	73

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended February 28, 2015, the amounts waived were as follows:

	BHK	HYT	BKT
Amounts waived	$2,037	$694	$3,520

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on the HYT’s net assets, which includes the assets of the Taxable Subsidiaries.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended February 28, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
HYT	$42,939	—

6. Purchases and Sales:

For the six months ended February 28, 2015, purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities, were as follows:

Purchases
	BHK	HYT	BKT
Non-U.S. Government Securities	$174,142,086	$621,844,251	$670,677,921
U.S. Government Securities	192,819,493	—	28,913,384
Total Purchases	$366,961,579	$621,844,251	$699,591,305

Sales
	BHK	HYT	BKT
Non-U.S. Government Securities (includes paydowns)	$177,729,893	$602,768,969	$694,939,302
U.S. Government Securities	200,234,843	—	32,285,588
Total Sales	$377,964,736	$602,768,969	$727,224,890

For the six months ended February 28, 2015, purchases and sales related to mortgage dollar rolls, were as follows:

	BHK	HYT	BKT
Purchases	$35,968,602	—	$401,197,910
Sales	$36,064,249	—	$401,475,650

7. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

74	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Notes to Financial Statements (continued)

As of August 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHK	HYT	BKT
2015	—	$5,594,580	—
2016	—	4,056,597	—
2017	$5,935,470	95,246,388	—
2018	—	55,665,607	—
No expiration date[1]	—	—	$15,439,200
Total	$5,935,470	$160,563,172	$15,439,200
[1]	Must be utilized prior to losses subject to expiration.

As of February 28, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BHK	HYT	BKT

Tax cost	$1,116,293,631	$2,328,973,420	$706,217,053
Gross unrealized appreciation	$76,235,716	$89,286,821	$30,929,907
Gross unrealized depreciation	(12,156,970)	(109,627,107)	(24,247,761)
Net unrealized appreciation (depreciation)	$64,078,746	$(20,340,286)	$6,682,146

8. Borrowings:

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of February 28, 2015, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for a maximum commitment amount of $798,000,000 for HYT.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, HYT pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if HYT meets certain conditions. The fees associated with the agreement are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of February 28, 2015 are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended February 28, 2015, the average amount of bank borrowings and the daily weighted average interest rate for HYT with loans under the revolving credit agreement were $684,955,801 and 0.09%, respectively.

9. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	75

Notes to Financial Statements (concluded)

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Shares issued and outstanding for the six months ended February 28, 2015 increased by 26,893,279 due to the reorganization and previously remained constant for the year ended August 31, 2014 for BHK.

Shares issued and outstanding remained constant for the six months ended February 28, 2015 and increased 91,181,428 due to the reorganization during the year ended August 31, 2014 for HYT.

Shares issued and outstanding remained constant during the six months ended February 28, 2015 and the year ended August 31, 2014 for BKT.

HYT filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 10,425,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, HYT, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above HYT’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). Please see Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by HYT in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

11. Subsequent Events:

Management’s evaluation the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on March 31, 2015 to shareholders of record on March 13, 2015:

Common Dividend Per Share
BHK	$0.075500
HYT	$0.070000
BKT	$0.031000

Additionally, the Trusts declared a net investment income dividend on April 1, 2015 payable to shareholders of record on April 15, 2015 for the same amounts noted above.

76	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock Income Opportunity Trust, Inc. (“BNA”), which completed its reorganization into HYT, during the period ended November 7, 2014.

	Record Date	Percentage
Qualified Dividend Income for Individuals[1]	9/15/2014	8.98%
	10/15/2014	7.57%
	10/27/2014	4.91%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	9/15/2014	6.51%
	10/15/2014	5.70%
	10/27/2014	4.19%
Interest-Related Dividends for Non-US Residents[2]	September-October 2014	80.05%
Federal Obligation Interest[3]	September-October 2014	6.77%
[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	77

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee
Michael J. Castellano, Trustee and Member of the Audit Committee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
Barbara G. Novick, Trustee
John M. Perlowski, Trustee, President and Chief Executive Officer
Robert W. Crothers, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Charles Park, Chief Compliance Officer
Janey Ahn, Secretary

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of the Trusts.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as a Trustee of the Trusts. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Trustees of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
78	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Additional Information

Proxy Results

At a special meeting of all shareholders of BlackRock Core Bond Trust (“BHK”) (the “Fund”) held on Tuesday, September 30, 2014, the results were as follows:

With respect to the Proposal, the shares of the Fund were voted as follows:

	Votes For	Votes Against	Abstain
To approve the Agreement and Plan of Reorganization between BlackRock Income Trust, Inc. and the Fund, including the issuance of additional common shares of the Fund, in connection with the BlackRock Income Trust, Inc. Reorganization Agreement.	13,353,682	1,225,927	448,862
To approve the Agreement and Plan of Reorganization between BlackRock Income Opportunity Trust, Inc. and the Fund, including the issuance of additional common shares of the Fund, in connection with the BlackRock Income Opportunity Trust, Inc. Reorganization Agreement.	13,523,798	1,045,110	459,563

At a special meeting of all shareholders of BlackRock Income Trust, Inc. (“BKT”) (the “Fund”) held on Tuesday, September 30, 2014, the results were as follows:

With respect to the Proposal, the shares of the Fund were voted as follows:

	Votes For	Votes Against	Abstain
To approve an Agreement and Plan of Reorganization between the Fund and BlackRock Core Bond Trust and the termination of the Fund’s registration under the Investment Company Act of 1940.	25,091,472	16,603,540	885,330

At a special meeting of all shareholders of BlackRock Income Opportunity Trust, Inc. (“BNA”) (the “Fund”) held on Tuesday, September 30, 2014, the results were as follows:

With respect to the Proposal, the shares of the Fund were voted as follows:

	Votes For	Votes Against	Abstain
To approve the Agreement and Plan of Reorganization between the Fund and BlackRock Core Bond Trust and the termination of the Fund’s registration under the Investment Company Act of 1940.	19,895,855	1,405,089	518,302

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of dividend distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return on capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	79

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

On December 5, 2014, the Board of HYT adopted the following non-fundamental investment policy change: “As a non-fundamental investment policy, the Trust may invest up to 25% of it’s total assets in corporate loans extended to borrowers by commercial banks or other financial institutions.“ This investment policy change increased the percentage of total assets that HYT may invest in corporate loans from 15% to 25%. As a result of this investment policy change, corporate loans comprise a higher portion of HYT’s portfolio, which may increase the Trust’s exposure to corporate loans. Please see “Floating Rate Loan Interests” in Note 3 to the Notes to Financial Statements for additional information about corporate loans.

During the period, except as noted above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

80	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

Additional Information (continued)

Section 19(a) Notices

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

February 28, 2015
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BHK	$0.307424	—	$0.315576	$0.623000	49%	0%	51%	100%
HYT	$0.501813	—	$0.050187	$0.552000	91%	0%	9%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trust’s net asset value per share.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. Each Trust, other than HYT, has not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

HYT has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus are not offers to sell HYT Common Shares or solicitations of an offer to buy HYT Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about HYT, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of HYT carefully and in its entirety before investing. A copy of the final prospectus for HYT can be obtained from BlackRock at http://www.blackrock.com.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2015	81

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	SEMI-ANNUAL REPORT	FEBRUARY 28, 2015

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-2/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto
2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: May 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Income Trust, Inc.

Date: May 1, 2015

3